                                         Free Writing Prospectus
                                         Filed Pursuant to Rule 433
                                         Registration Statement No.: 333-TO COME

                            FREE WRITING PROSPECTUS

                                 CMBS NEW ISSUE
                                  TERM SHEET

                                   ----------

                                 $3,517,157,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $3,822,064,017
                        (APPROXIMATE TOTAL POOL BALANCE)

                                  COMM 2006-C8

                                   ----------

                              COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATES

                      GERMAN AMERICAN CAPITAL CORPORATION
                       BARCLAYS CAPITAL REAL ESTATE INC.
                     BANK OF AMERICA, NATIONAL ASSOCIATION
                      GENERAL ELECTRIC CAPITAL CORPORATION

                             MORTGAGE LOAN SELLERS

                                   ----------

                                                                                           PRINCIPAL
             APPROX. SIZE    INITIAL PASS-        RATINGS        SUBORDINATION     WAL       WINDOW        ASSUMED FINAL
  CLASS         (FACE)        THROUGH RATE   (MOODY'S / FITCH)       LEVELS      (YRS.)      (MO.)       DISTRIBUTION DATE
--------------------------------------------------------------------------------------------------------------------------

     A-1    $   52,500,000         %              AAA/AAA            30.000%       2.99    1/07-9/11    SEPTEMBER 10, 2011
     A-2    $  501,000,000         %              AAA/AAA            30.000%       4.83    9/11-12/11    DECEMBER 10, 2011
    A-3FX   $  183,750,000         %              AAA/AAA            30.000%       6.80   10/13-12/13    DECEMBER 10, 2013
    A-AB    $   92,500,000         %              AAA/AAA            30.000%       7.23    12/11-2/16    FEBRUARY 10, 2016
     A-4    $1,115,164,000         %              AAA/AAA            30.000%       9.82    2/16-12/16    DECEMBER 10, 2016
    A-1A    $  669,280,000         %              AAA/AAA            30.000%       8.51    1/07-12/16    DECEMBER 10, 2016
     XP     $          TBD         %              AAA/AAA              N/A          N/A      N/A               N/A
     A-M    $  382,207,000         %              AAA/AAA            20.000%       9.97   12/16-12/16    DECEMBER 10, 2016
     A-J    $  305,765,000         %              AAA/AAA            12.000%       9.97   12/16-12/16    DECEMBER 10, 2016
      B     $   28,665,000         %              AA1/AA+            11.250%       9.97   12/16-12/16    DECEMBER 10, 2016
      C     $   42,999,000         %               AA2/AA            10.125%       9.97   12/16-12/16    DECEMBER 10, 2016
      D     $   38,220,000         %              AA3/AA-             9.125%       9.97   12/16-12/16    DECEMBER 10, 2016
      E     $   23,888,000         %               A1/A+              8.500%       9.97   12/16-12/16    DECEMBER 10, 2016
      F     $   28,666,000         %                A2/A              7.750%       9.97   12/16-12/16    DECEMBER 10, 2016
      G     $   52,553,000         %               A3/A-              6.375%       9.97   12/16-12/16    DECEMBER 10, 2016

DEUTSCHE BANK SECURITIES                          BANC OF AMERICA SECURITIES LLC
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

                                BARCLAYS CAPITAL
                                 Co-Lead Manager

JPMORGAN                                                          MORGAN STANLEY
Co-Manager                                                            Co-Manager
                                December 4, 2006

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

TRANSACTION FEATURES

o    Sellers:

                                        NO. OF    CUT-OFF DATE
               SELLERS                   LOANS     BALANCE ($)    % OF POOL
---------------------------------------------------------------------------
German American Capital Corporation        54    $1,838,482,777     48.10%
Barclays Capital Real Estate Inc.          38       736,898,769     19.28
Bank of America, National Association      35       679,280,679     17.77
General Electric Capital Corporation       49       567,401,793     14.85
---------------------------------------------------------------------------
TOTAL:                                    176    $3,822,064,017    100.00%
---------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $21,716,273

     o    Largest Mortgage Loan by Cut-off Date Balance: $345,000,000

     o    Five largest and ten largest loans or cross-collateralized loan groups: 25.27% and 35.86% of pool, respectively.

o    Credit Statistics:

     o    Weighted average underwritten DSCR of 1.40x

     o    Weighted average Cut-off Date LTV ratio of 71.15%; weighted average balloon LTV ratio of 67.63%

o    Property Types:

                                     [CHART]

(1)  Consists of retail, office, industrial and self storage components.

o    Call Protection: (as applicable )

     o    99.62% of the pool (current balance) has a remaining lockout period ranging from 12 to 61 payments, then defeasance or yield maintenance.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        2

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

OFFERED CERTIFICATES

           INITIAL CERTIFICATE
               OR NOTIONAL       SUBORDINATION        RATINGS            AVERAGE
 CLASS          BALANCE(1)           LEVELS      (MOODY'S / FITCH)   LIFE (YRS.)(2)
----------------------------------------------------------------------------------

 A-1(4)       $   52,500,000       30.000%(6)         Aaa/AAA             2.99
 A-2(4)       $  501,000,000       30.000%(6)         Aaa/AAA             4.83
A-3FX(4)      $  183,750,000       30.000%(6)         Aaa/AAA             6.80
 A-AB(4)      $   92,500,000       30.000%(6)         Aaa/AAA             7.23
 A-4(4)       $1,115,164,000       30.000%(6)         Aaa/AAA             9.82
 A-1A(4)      $  669,280,000       30.000%(6)         Aaa/AAA             8.51
  XP(7)       $          TBD         N/A              Aaa/AAA             N/A
   A-M        $  382,207,000       20.000%            Aaa/AAA             9.97
   A-J        $  305,765,000       12.000%            Aaa/AAA             9.97
    B         $   28,665,000       11.250%            Aa1/AA+             9.97
    C         $   42,999,000       10.125%             Aa2/AA             9.97
    D         $   38,220,000        9.125%            Aa3/AA-             9.97
    E         $   23,888,000        8.500%             A1/A+              9.97
    F         $   28,666,000        7.750%              A2/A              9.97
    G         $   52,553,000        6.375%             A3/A-              9.97

                               ASSUMED FINAL           INITIAL
              PRINCIPAL        DISTRIBUTION         PASS-THROUGH
 CLASS     WINDOW (MO.)(2)        DATE(2)         RATE (APPROX.)(3)
-------------------------------------------------------------------

 A-1(4)        1/07-9/11     September 10, 2011%
 A-2(4)       9/11/-12/11     December 10, 2011%
A-3FX(4)      10/13-12/13     December 10, 2013%
 A-AB(4)       12/11-2/16     February 10, 2016%
 A-4(4)        2/16-12/16     December 10, 2016%
 A-1A(4)       1/07-12/16     December 10, 2016%
  XP(7)           N/A                N/A                   %
   A-M        12/16-12/16     December 10, 2016%
   A-J        12/16-12/16     December 10, 2016%
    B         12/16-12/16     December 10, 2016%
    C         12/16-12/16     December 10, 2016%
    D         12/16-12/16     December 10, 2016%
    E         12/16-12/16     December 10, 2016%
    F         12/16-12/16     December 10, 2016%
    G         12/16-12/16     December 10, 2016%

PRIVATE CERTIFICATES(5)

              INITIAL CERTIFICATE
                  OR NOTIONAL       SUBORDINATION        RATINGS
   CLASS           BALANCE(1)           LEVELS      (MOODY'S / FITCH)
---------------------------------------------------------------------

   XS(7)         $3,822,064,017         N/A              Aaa/AAA
A-3FL(4)(8)      $   61,250,000       30.000%(6)         Aaa/AAA
     H           $   38,221,000        5.375%           Baa1/BBB+
     J           $   42,998,000        4.250%            Baa2/BBB
     K           $   42,998,000        3.125%           Baa3/BBB-
     L           $   19,110,000        2.625%            Ba1/BB+
     M           $   19,111,000        2.125%             Ba2/BB
     N           $    4,777,000        2.000%            Ba3/BB-
     O           $    9,555,000        1.750%             B1/B+
     P           $   14,333,000        1.375%             B2/NR
     Q           $    9,555,000        1.125%             B3/NR
     S           $   42,999,017        0.000%             NR/NR

                                                    ASSUMED FINAL         INITIAL
                  AVERAGE         PRINCIPAL          DISTRIBUTION      PASS-THROUGH
  CLASS       LIFE (YRS.)(2)   WINDOW (MO.)(2)         DATE(2)       RATE (APPROX.)(3)
--------------------------------------------------------------------------------------

   XS(7)           N/A              N/A                 N/A                    %
A-3FL(4)(8)       6.80          10/13-12/13      December 10, 2013%
     H            9.97          12/16-12/16      December 10, 2016%
     J            9.97          12/16-12/16      December 10, 2016%
     K           10.01           12/16-1/17       January 10, 2017%
     L           10.05           1/17-1/17        January 10, 2017%
     M           10.05           1/17-1/17        January 10, 2017%
     N           10.05           1/17-1/17        January 10, 2017%
     O           10.05           1/17-1/17        January 10, 2017%
     P           10.05           1/17-1/17        January 10, 2017%
     Q           10.05           1/17-1/17        January 10, 2017%
     S           10.78           1/17-10/17       October 10, 2017%

NOTES:

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

(3)  The pass-through rates applicable to the Class A-1, Class A-2, Class A-3FX,
     Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C,
     Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L,
     Class M, Class N, Class O, Class P, Class Q and Class S Certificates will equal one of the following rates: (i) a fixed rate, (ii) a rate equal to the lesser of the initial pass through rate for that class in the table above and the weighted average net mortgage pass through rate, (iii) a rate equal to the weighed average net mortgage pass through rate less a specified percentage or (iv) a rate equal to the weighted average net mortgage pass through rate.

(4)  For purposes of making distributions to the Class A-1, Class A-2, Class
     A-3FX, Class A-AB, Class A-4 and Class A-1A Certificates and the Class
     A-3FL Regular Interest, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan Group 1 and Loan Group 2. Loan
     Group 1 will consist of 132 mortgage loans, representing approximately
     82.49% of the outstanding pool balance. Loan Group 2 will consist of 44 mortgage loans, representing approximately 17.51% of the outstanding pool balance. Loan Group 2 will include approximately 66.85% of all the mortgage loans secured by multifamily and manufactured housing properties.

     So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-2, Class A-3FX, Class A-AB, Class A-4, Class A-1A, Class XS and
     Class XP Certificates and the Class A-3FL Regular Interest, interest distributions on the Class A-1, Class A-2, Class A-3FX, Class A-AB, and
     Class A-4 Certificates and the Class A-3FL Regular Interest will be based upon amounts available relating to mortgage loans in Loan Group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in Loan Group 2. In addition, generally, (i) the Class A-1, Class A-2, Class A-3FX, Class A-AB and Class
     A-4 Certificates and the Class A-3FL Regular Interest will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1, and after the certificate principal balance of the Class A-1A Certificates has been reduced to zero, Loan Group 2 and
     (ii) the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan
     Group 2 and after the certificate balance of the Class A-4 certificates has been reduced to zero, from Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class
     A-M, Class A-J and Class B through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2,
     Class A-3FX, Class A-AB, Class A-4 and Class A-1A Certificates, and the
     Class A-3FL Regular Interest, pro rata.

(5)  Certificates to be offered privately pursuant to Rule 144A and Regulation
     S.

(6)  Represents the approximate subordination level for the Class A-1, Class
     A-2, Class A-3FX, Class A-3FL, Class A-AB, Class A-4 and Class A-1A
     Certificates in the aggregate.

(7)  The Class XS and Class XP Certificates will not have certificate balances.
     The interest accrual amounts on the Class XS and Class XP Certificates will be calculated based on notional balances and at pass-through rates described in the Prospectus Supplement.

(8)  The Class A-3FL Certificates will represent an undivided interest in, among other things, the rights and obligations under a Swap Agreement related to such Class of Certificates with a Swap Counterparty to be determined. The
     Swap Agreement will provide, among other things, that fixed amounts payable by the Trust Fund as interest with respect to the Class A-3FL Regular
     Interest will be exchanged for floating amounts at the applicable
     LIBOR-based rate. Under certain circumstances relating to an event of default under, or termination of, the related Swap Agreement, the
     Pass-Through Rate applicable to the Class A-3FL Certificates may convert to the fixed pass-through rate applicable to the Class A-3FL Regular Interest.
     Holders of Offered Certificates will not own any interest in, or have any rights under, the Swap Agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        3

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

I.   ISSUE CHARACTERISTICS

ISSUE TYPE:              Public: Classes A-1, A-2, A-3FX, A-AB, A-4, A-1A, XP, A-M, A-J, B, C, D, E, F and G (the "Offered
                         Certificates").

                         Private (Rule 144A, Regulation S); Classes XS, A-3FL, H, J, K, L, M, N, O, P, Q and S.

SECURITIES OFFERED:      $3,517,157,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC Pass-Through
                         Certificates, consisting of 15 fixed-rate principal and interest classes and one interest-only class (Classes A-1, A-2, A-3FX, A-AB, A-4, A-1A, XP, A-M, A-J, B, C, D, E, F and G).

MORTGAGE POOL:           The Mortgage Pool consists of 176 mortgage loans with an aggregate balance as of the Cut-off Date of $3,822,064,017. The mortgage loans are secured by 427 properties located throughout 42 states and the District of Columbia.

SELLERS:                 German American Capital Corporation ("GACC"), Barclays Capital Real Estate Inc. ("BCRE"), Bank of
                         America, National Association ("BofA") and General Electric Capital Corporation ("GECC")

BOOKRUNNERS:             Deutsche Bank Securities Inc. and Banc of America Securities LLC

LEAD MANAGERS:           Deutsche Bank Securities Inc., Banc of America Securities LLC and Barclays Capital Inc.

CO-MANAGERS:             J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated

MASTER SERVICER:         Midland Loan Services, Inc., a Delaware corporation, for all of the mortgage loans other than the
                         EZ Storage Portfolio Loan, which will be serviced by Bank of America, National Association pursuant to the terms of the pooling and servicing agreement relating to Banc of America Commercial Mortgage Inc.,
                         Commercial Mortgage Pass-Through Certificates, Series 2006-6.

SPECIAL SERVICER:        LNR Partners, Inc., a Florida corporation, for all of the mortgage loans except the EZ Storage
                         Portfolio Loan, which will be specially serviced by CWCapital Asset Management LLC pursuant to the terms of the pooling and servicing agreement relating to the Banc of America Commercial Mortgage Inc., Commercial
                         Mortgage Pass-Through Certificates, Series 2006-6.

PRIMARY SERVICER:        Bank of America, National Association will act as primary servicer with respect to certain of the mortgage loans sold to the depositor by BCRE and BofA.

TRUSTEE:                 LaSalle Bank National Association

CUT-OFF DATE:            With respect to each mortgage loan, the later of December 1, 2006 and the date of origination of such mortgage loan.

EXPECTED CLOSING DATE:   On or about December 21, 2006

DETERMINATION DATE:      The earlier of: (i) the sixth day of the month in which the related distribution date occurs, or if such sixth day is not a business day, then the immediately preceding business day, and (ii) the fourth business day prior to the related distribution date.

DISTRIBUTION DATE:       The 10th day of each month or, if such 10th day is not a business day, the business day immediately following such 10th day, beginning in January 2007.

MINIMUM DENOMINATIONS:   (i) $10,000 with respect to the Class A-1, A-2, A-3FX, A-AB, A-4, A-M, A-J, and A-1A Certificates,
                         (ii) $25,000 with respect to the Class B, C, D, E, F and G Certificates and (iii) $1,000,000 with respect to the Class XP Certificates, and in each case in multiples of $1 thereafter.

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream, same day funds, with accrued interest.

ERISA/SMMEA STATUS:      Classes A-1, A-2, A-3FX, A-AB, A-4, A-1A, XP, A-M, A-J, B, C, D, E, F and G are expected to be
                         ERISA eligible. No Class of Certificates is SMMEA eligible.

RATING AGENCIES:         The Offered Certificates will be rated by Moody's Investors Service, Inc. ("Moody's") and Fitch,
                         Inc., ("Fitch").

RISK FACTORS:            THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS.
                         SEE THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK
                         FACTORS" SECTION OF THE PROSPECTUS.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        4

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

II.  STRUCTURE CHARACTERISTICS

On each Distribution Date, holders of each Class of the Offered Certificates will be entitled to receive interest and principal distributions from available funds in an amount equal to that Class's interest and principal entitlement, subject to:

     (i)  payment of the respective interest entitlement for any class of certificates bearing an earlier alphanumeric designation (except in respect of the distribution of interest among the Class A-1, A-2,
          A-3FX, A-AB, A-4, A-1A, XS and XP Certificates and the Class A-3FL
          Regular Interest, which will have the same senior priority, and except that distributions to the Class A-M Certificates are paid prior to distributions to the Class A-J Certificates and both the Class A-M and
          Class A-J Certificates are paid after distributions to the Class A-1,
          A-2, A-3FX, A-AB, A-4, A-1A, XS and XP Certificates and the Class
          A-3FL Regular Interest), and

     (ii) if applicable, payment of the respective principal entitlement for such distribution date to outstanding classes of certificates having an earlier alphanumeric designation; provided, however, that the Class
          A-AB Certificates have certain priority with respect to reducing the principal balance of those certificates to their planned principal balance; provided further that the Class A-M Certificates are paid prior to distributions to the Class A-J Certificates and both the
          Class A-M and Class A-J Certificates are paid after distributions to the Class A-1, A-2, A-3FX, A-AB, A-4 and A-1A Certificates and the
          Class A-3FL Regular Interest.

For purposes of making distributions to the Class A-1, A-2, A-3FX, A-AB, A-4 and
A-1A Certificates and the Class A-3FL Regular Interest, the pool of mortgage loans will be deemed to consist of two distinct Loan Groups, Loan Group 1 and
Loan Group 2. Loan Group 1 will consist of 132 mortgage loans, representing approximately 82.49% of the outstanding pool balance. Loan Group 2 will consist of 44 mortgage loans, representing approximately 17.51% of the outstanding pool balance. Loan Group 2 will include approximately 66.85% of all the mortgage loans secured by multifamily and manufactured housing properties.

The Class A-1, A-2, A-3FX, A-AB and A-4 Certificates and the Class A-3FL Regular
Interest will have priority to payments received in respect of mortgage loans included in Loan Group 1. The Class A-1A Certificates will have priority to payments received in respect of mortgage loans included in Loan Group 2.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        5

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

III. FULL COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                            NO. OF       AGGREGATE
                           MORTGAGE    CUT-OFF DATE      % OF
                             LOANS      BALANCE ($)      POOL
--------------------------------------------------------------
 1,347,736 -   2,999,999      11      $   23,777,070     0.62%
 3,000,000 -   3,999,999      10          34,931,719     0.91
 4,000,000 -   5,999,999      26         125,440,348     3.28
 6,000,000 -   6,999,999      12          76,246,326     1.99
 7,000,000 -   9,999,999      26         220,824,692     5.78
10,000,000 -  14,999,999      23         275,148,812     7.20
15,000,000 -  29,999,999      34         725,869,845    18.99
30,000,000 -  49,999,999      18         653,332,429    17.09
50,000,000 -  69,999,999       7         421,715,000    11.03
70,000,000 - 345,000,000       9       1,264,777,777    33.09
--------------------------------------------------------------
TOTAL                        176      $3,822,064,017   100.00%
--------------------------------------------------------------
Min: 1,347,736   Max: 345,000,000   Average: 21,716,273
--------------------------------------------------------------

STATE

                    NO. OF        AGGREGATE
                   MORTGAGED    CUT-OFF DATE      % OF
                  PROPERTIES     BALANCE ($)      POOL
-------------------------------------------------------
Texas                 28       $  505,648,753    13.23%
Minnesota             14          414,874,677    10.85
New York              41          403,361,000    10.55
California            32          347,593,388     9.09
   Southern           18          119,782,041     3.13
   Northern           14          227,811,347     5.96
Florida               23          291,617,866     7.63
Nevada                 8          160,950,000     4.21
Massachusetts         12          120,520,995     3.15
Hawaii                 3          107,789,849     2.82
New Jersey            20           98,149,000     2.57
Virginia               5           93,231,508     2.44
Other States(a)      241       $1,278,326,981    33.45
-------------------------------------------------------
TOTAL:               427        3,822,064,017   100.00%
-------------------------------------------------------

(a)  Includes 42 states and the District of Columbia.

PROPERTY TYPE

                    NO. OF        AGGREGATE
                   MORTGAGED    CUT-OFF DATE      % OF
                  PROPERTIES     BALANCE ($)      POOL
-------------------------------------------------------
Retail               170       $1,084,698,809    28.38%
   Anchored(a)        30          908,401,809    23.77
   Unanchored          9          106,932,000     2.80
   Restaurant        131           69,365,000     1.81
Office                32          834,688,753    21.84
Multifamily           63          794,604,656    20.79
Hotel                 25          418,122,033    10.94
Self Storage          81          295,204,000     7.72
Manufactured
                      30          206,586,032     5.41
 Housing
Industrial            23          172,323,263     4.51
Mixed Use              2           12,636,471     0.33
Land                   1            3,200,000     0.08
-------------------------------------------------------
TOTAL                427       $3,822,064,017   100.00%
-------------------------------------------------------

(a)  Including shadow anchored properties.

MORTGAGE RATE (%)

                   NO. OF      AGGREGATE
                  MORTGAGE    CUT-OFF DATE     % OF
                    LOANS      BALANCE ($)     POOL
-----------------------------------------------------
5.089% - 5.499%        2     $   46,422,589     1.21%
5.500% - 5.749%       36        934,396,558    24.45
5.750% - 5.999%       74      1,613,657,030    42.22
6.000% - 6.249%       40        811,262,298    21.23
6.250% - 7.000%       24        416,325,543    10.89
-----------------------------------------------------
TOTAL                176     $3,822,064,017   100.00%
-----------------------------------------------------
Min: 5.089%   Max: 7.000%   Wtd Avg: 5.899%
-----------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-----------------------------------------------------
60 - 80               24     $  668,499,393    17.49%
81 - 100               3        244,620,000     6.40
101 - 120            141      2,759,002,124    72.19
121 - 132              8        149,942,500     3.92
-----------------------------------------------------
TOTAL                176     $3,822,064,017   100.00%
-----------------------------------------------------
Min: 60   Max: 132   Wtd Avg: 107
-----------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-----------------------------------------------------
 57 -  84             27     $  913,119,393    23.89%
 85 - 119             70      1,271,699,939    33.27
120 - 130             79      1,637,244,685    42.84
-----------------------------------------------------
TOTAL                176     $3,822,064,017   100.00%
-----------------------------------------------------
Min: 57   Max: 130   Wtd Avg: 106
-----------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)(c)

                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-----------------------------------------------------
36.44% - 50.00%        6   $  178,456,338       4.67%
50.01% - 60.00%       25      396,191,148      10.37
60.01% - 70.00%       38      686,738,587      17.97
70.01% - 75.00%       54      780,546,506      20.42
75.01% - 80.00%       46    1,447,491,438      37.87
80.01% - 83.33%        7      332,640,000       8.70
-----------------------------------------------------
TOTAL                176   $3,822,064,017     100.00%
-----------------------------------------------------
Min: 36.44%   Max: 83.33%   Wtd Avg: 71.15%
-----------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for nine mortgage loans, representing 5.11% of the outstanding pool balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 14.64% of the outstanding pool balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loan that is included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loan included in the Trust.

(c)  In addition, in the case of six mortgage loans, representing 4.33% of the outstanding pool balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)

                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-----------------------------------------------------
32.29% - 40.00%        6     $   85,656,338     2.24%
40.01% - 50.00%       11        202,900,997     5.31
50.01% - 60.00%       40        659,971,096    17.27
60.01% - 70.00%       66        985,954,382    25.80
70.01% - 75.00%       31        593,235,427    15.52
75.01% - 83.33%       22      1,294,345,777    33.87
-----------------------------------------------------
TOTAL                176     $3,822,064,017   100.00%
-----------------------------------------------------
Min: 32.29%   Max: 83.33%   Wtd Avg: 67.63%
-----------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for nine mortgage loans, representing 5.11% of the outstanding pool balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 14.64% of the outstanding pool balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loans included in the Trust.

(c)  In addition, in the case of six mortgage loans, representing 4.33% of the outstanding pool balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

DEBT SERVICE COVERAGE RATIOS (X)(a)(b)(c)(d)

                   NO. OF       AGGREGATE
                  MORTGAGE    CUT-OFF DATE      % OF
                    LOANS      BALANCE ($)      POOL
-----------------------------------------------------
1.00 - 1.19           30    $  611,960,000     16.01%
1.20 - 1.29           73     1,117,029,157     29.23
1.30 - 1.39           29       923,073,444     24.15
1.40 - 1.49           13       517,661,182     13.54
1.50 - 1.74           15       186,614,087      4.88
1.75 - 1.99            8       180,400,000      4.72
2.00 - 2.49            7       220,811,148      5.78
2.50 - 2.88            1        64,515,000      1.69
-----------------------------------------------------
TOTAL                176    $3,822,064,017    100.00%
-----------------------------------------------------
Min: 1.00x   Max: 2.88x   Wtd Avg: 1.40x
-----------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for 18 mortgage loans, representing 8.46% of the outstanding pool balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 14.64% of the outstanding pool balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loan that is included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loan included in the Trust.

(c)  In addition, in the case of six mortgage loans, representing 4.33% of the outstanding pool balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

(d)  In the case of one mortgage loan, representing 1.65% of the outstanding pool balance, the DSCR shown is 1.20x, reflecting the threshold at which a recourse guaranty from the related loan sponsor will be released.

LOANS WITH RESERVE REQUIREMENTS (a)

                   NO. OF      AGGREGATE
                  MORTGAGE    CUT-OFF DATE     % OF
                    LOANS      BALANCE ($)     POOL
----------------------------------------------------
Tax                  137     $2,477,922,632   64.83%
Replacement          129     $2,219,544,324   58.07%
Insurance            108     $1,885,674,929   49.34%
TILC(b)               45     $1,004,076,663   47.71%

(a)  Includes upfront or on-going reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

All numerical information concerning the mortgage loans is approximate and all weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off
Date. With respect to any mortgage loan that is part of a loan combination, calculations shown herein do not include any related subordinate loan that is outside the trust but, other than with respect to the principal balance of the mortgage loan, do include any related pari passu loan that is outside the trust.
State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match
"Total" due to rounding.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        6

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

IV.  LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
1,347,736 -- 2,999,999          9      $   18,777,070     0.60%
3,000,000 -- 3,999,999          7          23,891,500     0.76
4,000,000 -- 5,999,999         23         110,540,348     3.51
6,000,000 -- 6,999,999         10          63,446,326     2.01
7,000,000 -- 9,999,999         18         154,424,692     4.90
10,000,000 -- 14,999,999       13         151,795,000     4.81
15,000,000 -- 29,999,999       23         491,633,535    15.59
30,000,000 -- 49,999,999       14         516,582,429    16.38
50,000,000 -- 69,999,999        6         356,915,000    11.32
70,000,000 -- 345,000,000       9       1,264,777,777    40.12
---------------------------------------------------------------
TOTAL                         132      $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 1,347,736   Max: 345,000,000   Average: 23,884,725
---------------------------------------------------------------

STATE

                              NO. OF       AGGREGATE
                             MORTGAGED    CUT-OFF DATE      % OF
                            PROPERTIES     BALANCE ($)    GROUP 1
-----------------------------------------------------------------
Texas                            23      $  467,979,494    14.84%
Minnesota                        14         414,874,677    13.16
New York                         27         337,861,000    10.72
California                       27         297,703,009     9.44
   Northern                      12         199,871,187     6.34
   Southern                      15          97,831,823     3.10
Florida                          15         126,517,866     4.01
Nevada                            7         122,950,000     3.90
Massachusetts                    11         113,320,995     3.59
Hawaii                            3         107,789,849     3.42
New Jersey                       20          98,149,000     3.11
Virginia                          5          93,231,508     2.96
Other States(a)                 219         972,406,278    30.84
-----------------------------------------------------------------
TOTAL                           371      $3,152,783,677   100.00%
-----------------------------------------------------------------

(a)  Includes 41 states and the District of Columbia.

PROPERTY TYPE

                              NO. OF       AGGREGATE
                             MORTGAGED    CUT-OFF DATE     % OF
                            PROPERTIES     BALANCE ($)     POOL
-----------------------------------------------------------------
Retail                          170      $1,084,698,809    34.40%
  Anchored(a)                    30         908,401,809    28.81
  Unanchored                      9         106,932,000     3.39
  Restaurant                    131          69,365,000     2.20
Office                           32         834,688,753    26.47
Multifamily                      15         192,003,927     6.09
Hotel                            25         418,122,033    13.26
Self Storage                     81         295,204,000     9.36
Manufactured Housing             22         139,906,420     4.44
Industrial                       23         172,323,263     5.47
Mixed Use                         2          12,636,471     0.40
Land                              1           3,200,000     0.10
-----------------------------------------------------------------
TOTAL                           371      $3,152,783,677   100.00%
-----------------------------------------------------------------

(a)  Including shadow anchored properties.

MORTGAGE RATE (%)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
5.089% - 5.499%                  1     $   31,682,429     1.00%
5.500% - 5.749%                 31        837,496,558    26.56
5.750% - 5.999%                 51      1,344,286,461    42.64
6.000% - 6.249%                 28        553,542,905    17.56
6.250% - 7.000%                 21        385,775,324    12.24
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 5.089%   Max: 7.000%   Wtd. Average: 5.894%
---------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
60 -- 80                        16     $  507,420,000    16.09%
81 -- 100                        3        244,620,000     7.76
101 -- 120                     105      2,250,801,177    71.39
121 -- 132                       8        149,942,500     4.76
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 60   Max: 132   Wtd. Average: 108
---------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
57 -- 84                        19     $  752,040,000    23.85%
85 -- 119                       50        961,786,992    30.51
120 -- 130                      63      1,438,956,685    45.64
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 57   Max: 130   Wtd. Average: 107
---------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (a)(b)(c)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
36.44% -- 50.00%                 4     $  165,956,338     5.26%
50.01% -- 60.00%                23        379,091,148    12.02
60.01% -- 70.00%                30        596,111,247    18.91
70.01% -- 75.00%                38        521,146,506    16.53
75.01% -- 83.33%                37      1,490,478,438    47.27
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 36.44%   Max: 83.33%   Wtd. Average: 70.69%
---------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for five mortgage loans, representing 4.59% of the initial loan group 1 balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 17.75% of the initial loan group 1 balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loans that are included in the Trust and the companion loan that is not included in the Trust but are pari passu in right of payment with the mortgage loan included in the Trust.

(c)  In addition, in the case of five mortgage loans, representing 4.94% of the initial loan group 1 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)(c)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
32.29% -- 40.00%                 5     $   83,156,338     2.64%
40.01% -- 50.00%                 9        185,400,997     5.88
50.01% -- 60.00%                34        602,111,618    19.10
60.01% -- 70.00%                51        795,661,519    25.24
70.01% -- 80.00%                28      1,204,453,204    38.20
80.01% -- 83.33%                 5        282,000,000     8.94
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 32.29%   Max: 83.33%   Wtd. Average: 67.14%
---------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for five mortgage loans, representing 4.59% of the initial loan group 1 balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 17.75% of the initial loan group 1 balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loan that is included in the Trust and the companion loans that are not included in the Trust but are pari passu in right of payment with the mortgage loan included in the Trust.

(c)  In addition, in the case of five mortgage loans, representing 4.94% of the initial loan group 1 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

DEBT SERVICE COVERAGE RATIOS (X)(a)(b)(c)(d)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
1.00 -- 1.19                    19     $  388,660,000    12.33%
1.20 -- 1.29                    52        814,949,545    25.85
1.30 -- 1.39                    23        862,164,185    27.35
1.40 -- 1.49                    11        486,872,872    15.44
1.50 -- 1.74                    12        136,910,927     4.34
1.75 -- 1.99                     7        177,900,000     5.64
2.00 -- 2.49                     7        220,811,148     7.00
2.50 -- 2.88                     1         64,515,000     2.05
---------------------------------------------------------------
TOTAL                          132     $3,152,783,677   100.00%
---------------------------------------------------------------
Min: 1.00x   Max: 2.88x   Wtd. Average: 1.43x
---------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for 11 mortgage loans, representing 6.67% of the initial loan group 1 balance as of the Cut-off Date.

(b)  In the case of three mortgage loans, representing 17.75% of the initial loan group 1 balance as of the Cut-off Date, with one or more companion loans that are not included in the Trust, calculated only with respect to the mortgage loan that is included in the Trust and the companion loans that is not included in the Trust but are pari passu in right of payment with the mortgage loan included in the Trust.

(c)  In addition, in the case of five mortgage loans, representing 4.94% of the initial loan group 1 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated, DSCR and LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

(d)  In the case of one mortgage loan, representing 2.0% of the initial loan group 1 balance, the DSCR shown is 1.20x, reflecting the threshold at when a recourse guaranty from the related loan sponsor will be released.

LOANS WITH RESERVE REQUIREMENTS(a)

                             NO. OF       AGGREGATE
                            MORTGAGE    CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)    GROUP 1
---------------------------------------------------------------
Tax                            95      $1,840,882,451   58.39%
Replacement                    94      $1,731,537,294   54.92%
Insurance                      74      $1,350,508,059   42.84%
TILC(b)                        45      $1,004,076,663   47.71%

(a)  Includes upfront or on-going reserves.

(b)  Based only on portion of pool secured by retail, office, industrial and mixed use properties.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

All numerical information concerning the mortgage loans is approximate and all weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off
Date. With respect to any mortgage loan that is part of a loan combination, calculations shown herein do not include any related subordinate loan that is outside the trust but, other than with respect to the principal balance of the mortgage loan, do include any related pari passu loan that is outside the trust.
State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match
"Total" due to rounding.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                        7

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

V.   LOAN GROUP 2

CUT-OFF DATE BALANCE ($)

                             NO. OF      AGGREGATE
                            MORTGAGE    CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)   GROUP 2
--------------------------------------------------------------
2,500,000 -- 2,999,999           2      $  5,000,000     0.75%
3,000,000 -- 3,999,999           3        11,040,219     1.65
4,000,000 -- 6,999,999           5        27,700,000     4.14
7,000,000 -- 9,999,999           8        66,400,000     9.92
10,000,000 -- 14,999,999        10       123,353,812    18.43
15,000,000 -- 29,999,999        11       234,236,310    35.00
30,000,000 -- 64,800,000         5       201,550,000    30.11
--------------------------------------------------------------
TOTAL                           44      $669,280,340   100.00%
--------------------------------------------------------------
Min: 2,500,000   Max: 64,800,000   Average: 15,210,917
--------------------------------------------------------------

STATE

                              NO. OF       AGGREGATE
                             MORTGAGED   CUT-OFF DATE     % OF
                            PROPERTIES    BALANCE ($)   GROUP 2
---------------------------------------------------------------
Florida                          8       $165,100,000    24.67%
New York                        14         65,500,000     9.79
Georgia                          4         55,678,000     8.32
Oklahoma                         2         55,575,000     8.30
California                       5         49,890,379     7.45
Nevada                           1         38,000,000     5.68
Texas                            5         37,669,259     5.63
Mississippi                      1         33,075,000     4.94
Maryland                         1         27,200,000     4.06
Arkansas                         1         26,000,000     3.88
Washington                       3         17,819,393     2.66
Kansas                           1         17,100,000     2.55
Illinois                         1         16,575,000     2.48
Oregon                           1         16,148,310     2.41
Connecticut                      2         13,900,000     2.08
Arizona                          1         13,600,000     2.03
Delaware                         2          9,800,000     1.46
Massachusetts                    1          7,200,000     1.08
Iowa                             2          3,450,000     0.52
---------------------------------------------------------------
TOTAL                           56       $669,280,340   100.00%
---------------------------------------------------------------

PROPERTY TYPE

                              NO. OF       AGGREGATE
                             MORTGAGED   CUT-OFF DATE     % OF
                            PROPERTIES    BALANCE ($)   GROUP 2
---------------------------------------------------------------
Multifamily                      48      $602,600,729    90.04%
Manufactured Housing              8        66,679,612     9.96
---------------------------------------------------------------
TOTAL                            56      $669,280,340   100.00%
---------------------------------------------------------------

MORTGAGE RATE (%)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
5.321% -- 5.499%                1      $ 14,740,160     2.20%
5.500% -- 5.749%                5        96,900,000    14.48
5.750% -- 5.999%               23       269,370,569    40.25
6.000% -- 6.400%               15       288,269,612    43.07
-------------------------------------------------------------
TOTAL                          44      $669,280,340   100.00%
-------------------------------------------------------------
Min: 5.321%   Max: 6.400%   Wtd Avg: 5.923%
-------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
60 -- 99                        8       161,079,393    24.07%
100 -- 120                     36       508,200,948    75.93
-------------------------------------------------------------
TOTAL                          44       669,280,340   100.00%
-------------------------------------------------------------
Min: 60   Max: 120   Wtd Avg: 106
-------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
58 -- 115                      10       192,919,553    28.82%
116 -- 120                     34       476,360,788    71.18
-------------------------------------------------------------
TOTAL                          44       669,280,340   100.00%
-------------------------------------------------------------
Min: 58   Max: 120   Wtd Avg: 104
-------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS (a)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
Tax                            42      $637,040,180   95.18%
Replacement                    35      $488,007,030   72.92%
Insurance                      34      $535,166,870   79.96%

(a)  Includes upfront or on-going reserves.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)(b)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
43.10% -- 60.00%                4      $ 29,600,000     4.42%
60.01% -- 70.00%                8        90,627,340    13.54
70.01% -- 75.00%               16       259,400,000    38.76
75.01% -- 77.50%                5        73,288,000    10.95
77.51% -- 81.33%               11       216,365,000    32.33
-------------------------------------------------------------
TOTAL                          44      $669,280,340   100.00%
-------------------------------------------------------------
Min: 43.10%   Max: 81.33%   Wtd Avg: 73.29%
-------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for four mortgage loans, representing 7.55% of the initial loan group 2 balance as of the Cut-off Date.

(b)  In addition, in the case of one mortgage loan, representing 1.49% of the initial loan group 2 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated. DSCR & LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)(b)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
36.53% -- 50.00%                3      $ 20,000,000     2.99%
50.01% -- 60.00%                6        57,859,478     8.65
60.01% -- 70.00%               15       190,292,863    28.43
70.01% -- 80.00%               20       401,128,000    59.93
-------------------------------------------------------------
TOTAL                          44      $669,280,340   100.00%
-------------------------------------------------------------
Min: 36.53%   Max: 80.00%   Wtd Avg: 69.90%
-------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for four mortgage loans, representing 7.55% of the initial loan group 2 balance as of the Cut-off Date.

(b)  In addition, in the case of 1 mortgage loan, representing 1.49% of the initial loan group 2 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated. DSCR & LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

DEBT SERVICE COVERAGE RATIOS (X)(a)(b)

                             NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE     % OF
                              LOANS     BALANCE ($)   GROUP 2
-------------------------------------------------------------
1.01 -- 1.24                   24      $393,225,219    58.75%
1.25 -- 1.34                   12       165,963,652    24.80
1.35 -- 1.49                    4        57,888,310     8.65
1.50 -- 1.74                    3        49,703,160     7.43
1.75 -- 1.86                    1         2,500,000     0.37
-------------------------------------------------------------
TOTAL                          44      $669,280,340   100.00%
-------------------------------------------------------------
Min: 1.01x   Max: 1.86x   Wtd Avg: 1.24x
-------------------------------------------------------------

(a)  Calculated on loan balances after netting out a holdback amount for seven mortgage loans, representing 16.89% of the initial loan group 2 balance as of the Cut-off Date.

(b)  In addition, in the case of 1 mortgage loan, representing 1.49% of the initial loan group 2 balance as of the Cut-off Date, with one subordinate companion loan that is not included in the trust, unless otherwise indicated. DSCR & LTV ratio have been calculated based on the mortgage loan included in the trust, but excluding the related subordinate companion loan.

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

All numerical information concerning the mortgage loans is approximate and all weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the Cut-off
Date. With respect to any mortgage loan that is part of a loan combination, calculations shown herein do not include any related subordinate loan that is outside the trust but, other than with respect to the principal balance of the mortgage loan, do include any related pari passu loan that is outside the trust.
State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of Columns may not match
"Total" due to rounding.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       8

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

VI. LARGE LOAN DESCRIPTION

                     TEN LARGEST LOANS OR CROSSED LOAN GROUP

                                         LOAN     LOAN
  NO.             PROPERTY NAME         SELLER   GROUP       CITY       STATE        PROPERTY TYPE
-----------------------------------------------------------------------------------------------------

  1.     Mall of America(1)              GACC     1      Bloomington      MN            Retail
  2.     Four Allen Center(2)            GACC     1        Houston        TX            Office
  3.     EZ Storage Portfolio(1)         BofA     1        Various     Various       Self Storage
  4.     JQH Hotel Portfolio(2)          BCRE     1        Various     Various           Hotel
  5.     Manhattan Office Portfolio      GACC     1        New York       NY            Office
  6.     First City Tower(1)             BCRE     1        Houston        TX            Office
  7.     Victoria Ward Industrial,
         Gateway & Village               BofA     1        Honolulu       HI            Retail
  8.     Sierra Vista Mall(3)            GACC     1         Clovis        CA            Retail
  9.     Morgan Resort Portfolio         BCRE     1        Various     Various   Manufactured Housing
 10.     Scottsdale 101                  GACC     1        Phoenix        AZ            Retail
-----------------------------------------------------------------------------------------------------
         TOTAL / WTD. AVG. FOR TOP 10
-----------------------------------------------------------------------------------------------------

                          % OF INITIAL      % OF
          CUT-OFF DATE      MORTGAGE     APPLICABLE                      LOAN PER              CUT-OFF
           PRINCIPAL          POOL       LOAN GROUP       UNITS/      UNIT / SF /PAD           DATE LTV
  NO.       BALANCE          BALANCE       BALANCE    SF/ROOMS/PADS        ROOM        DSCR     RATIO
-------------------------------------------------------------------------------------------------------

  1.     $  345,000,000       9.03%         10.94%        2,769,954    $     272.57    1.43x    75.50%
  2.        240,000,000       6.28           7.61%        1,228,877    $     195.30    1.30x    80.00%
  3.        150,000,000       3.92           4.76%        3,699,052    $      81.10    1.33x    82.69%
  4.        125,000,000       3.27           3.96%            1,110    $ 112,612.61    1.39x    65.21%
  5.        106,000,000       2.77           3.36%          265,809    $     398.78    1.16x    80.37%
  6.         93,000,000       2.43           2.95%        1,333,312    $      69.75    2.39x    43.26%
  7.
             88,500,000       2.32           2.81%          259,928    $     340.48    1.25x    67.30%
  8.         77,777,777       2.03           2.47%          689,601    $     191.89    1.37x    76.11%
  9.         75,500,000       1.98           2.39%            4,856    $  15,547.78    1.25x    66.17%
 10.         70,000,000       1.83           2.22%          581,486    $     120.38    1.84x    58.82%
-------------------------------------------------------------------------------------------------------
         $1,370,777,777      35.86%                                                    1.43x    72.63%
-------------------------------------------------------------------------------------------------------

(1)  Loan per SF, DSCR and Cut-off Date LTV Ratios are calculated inclusive of their respective pari passu companion loans.

(2)  Cut-off Date LTV Ratio is based on an "as-stabilized" appraised value.

(3)  DSCR and Cut-off Date LTV Ratios are calculated net of a holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       9

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                          AMORTIZATION CHARACTERISTICS

                                                                     % OF
                                      NUMBER OF      AGGREGATE      INITIAL     % OF      % OF
                                       MORTGAGE    CUT-OFF DATE       POOL    GROUP 1   GROUP 2
          AMORTIZATION TYPE             LOANS        BALANCE        BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------------

Interest Only Loans                       39      $1,823,815,674     47.72%    46.97%    51.24%
Partial Interest Only Balloon Loans       99       1,696,015,000     44.37     44.56     43.48
   12 month IO Loans                       8         320,500,000      8.39      9.75      1.97
   24 month IO Loans                      29         495,112,000     12.95     11.37     20.39
   30 month IO Loans                       1          15,600,000      0.41      0.49      0.00
   36 month IO Loans                      22         291,681,500      7.63      8.03      5.75
   37 month IO Loans                       1           6,000,000      0.16      0.19      0.00
   48 month IO Loans                       8          97,180,000      2.54      2.16      4.35
   60 month IO Loans                      22         307,061,500      8.03      8.34      6.58
   61 month IO Loans                       5          96,980,000      2.54      3.08      0.00
   72 month IO Loans                       2          29,700,000      0.78      0.00      4.44
   84 month IO Loans                       1          36,200,000      0.95      1.15      0.00
Balloon Loans                             37         299,233,343      7.83      8.37      5.27
Interest Only ARD Loans                    1           3,000,000      0.08      0.10      0.00
-----------------------------------------------------------------------------------------------
TOTAL:                                   176      $3,822,064,017    100.00%   100.00%   100.00%
-----------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       10

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                                  5 YEAR LOANS

                                                                                              % OF
                                    MORTGAGE                                    CUT-OFF     INITIAL
                                      LOAN                                        DATE        POOL    LOAN
          MORTGAGE LOAN              SELLER    STATE       PROPERTY TYPE        BALANCE     BALANCE  GROUP
----------------------------------------------------------------------------------------------------------

Victoria Ward Industrial, Gateway
   & Village                       BofA          HI           Retail         $ 88,500,000     2.32%     1
Morgan Resort Portfolio            BCRE       Various  Manufactured Housing    75,500,000     1.98      1
JPIM Self Storage Portfolio(1)     BCRE       Various      Self Storage        66,400,000     1.74      1
2 West 46th Street                 GACC          NY           Office           46,000,000     1.20      1
Wild Acres, Indian Creek and
   Wagon Wheel Resorts             BCRE       Various  Manufactured Housing    36,350,000     0.95      1
Lakewood Industrial                GACC          NJ         Industrial         36,000,000     0.94      1
Fort Collins Marriott Portfolio    BCRE          CO            Hotel           32,500,000     0.85      1
Carlson Radisson Lord Baltimore    BCRE          MD            Hotel           27,000,000     0.71      1
CityPlace II                       GACC          CT           Office           25,000,000     0.65      1
Lake Laurie and Lake George
   Resorts                         BCRE       Various  Manufactured Housing    16,300,000     0.43      1
Hawthorn Suites San Antonio
   Riverwalk                       GECC          TX            Hotel           16,300,000     0.43      1
290 Madison Avenue                 GACC          NY           Office           11,000,000     0.29      1
Marrietta Plaza                    BCRE          GA           Retail           10,520,000     0.28      1
Garden Grove Shopping Center       GACC          CA           Retail            7,900,000     0.21      1
Radisson Dallas North              BCRE          TX            Hotel            7,000,000     0.18      1
Lake Shore and Willow Club
   Estates                         GECC          IN    Manufactured Housing     5,150,000     0.13      1
----------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                                                               $507,420,000    13.28%
----------------------------------------------------------------------------------------------------------

                                               LOAN BALANCE                             REMAINING   REMAINING
                                      % OF       PER TOTAL                  CUT-OFF  INTEREST ONLY   TERM TO
                                   APPLICABLE  SF/UNIT/PAD/  UNDERWRITTEN  DATE LTV      PERIOD     MATURITY
          MORTGAGE LOAN            LOAN GROUP       KEY          DSCR        RATIO      (MONTHS)    (MONTHS)
-------------------------------------------------------------------------------------------------------------

Victoria Ward Industrial, Gateway
   & Village                          2.81%     $    340.48      1.25x       67.30%       58           58
Morgan Resort Portfolio               2.39%     $ 15,547.78      1.25x       69.25%        9           57
JPIM Self Storage Portfolio(1)        2.11%     $     77.44      2.03x       55.20%       57           57
2 West 46th Street                    1.46%     $    398.54      1.11x       80.99%       60           60
Wild Acres, Indian Creek and
   Wagon Wheel Resorts                1.15%     $ 25,670.90      1.25x       71.53%       22           58
Lakewood Industrial                   1.14%     $     77.63      1.03x       80.90%       36           60
Fort Collins Marriott Portfolio       1.03%     $ 71,428.57      1.43x       67.15%       10           58
Carlson Radisson Lord Baltimore       0.86%     $ 61,503.42      1.97x       58.43%       12           60
CityPlace II                          0.79%     $     85.61      1.18x       79.62%       60           60
Lake Laurie and Lake George
   Resorts                            0.52%     $ 16,598.78      1.24x       70.53%       22           58
Hawthorn Suites San Antonio
   Riverwalk                          0.52%     $109,395.97      1.46x       67.92%       21           57
290 Madison Avenue                    0.35%     $    288.52      1.02x       75.86%       60           60
Marrietta Plaza                       0.33%     $     50.86      1.21x       80.00%       24           60
Garden Grove Shopping Center          0.25%     $    213.05      1.27x       69.00%       59           59
Radisson Dallas North                 0.22%     $ 23,648.65      1.91x       56.00%       12           60
Lake Shore and Willow Club
   Estates                            0.16%     $ 18,070.18      1.30x       71.53%       24           60
-------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                                                   1.38x       69.13%
-------------------------------------------------------------------------------------------------------------

(1)  Cut-off Date LTV Ratio is based on an "as-stabilized" appraised value.

                                  7 YEAR LOANS

                                                                                       % OF
                                MORTGAGE                                             INITIAL
                                  LOAN                                 CUT-OFF DATE    POOL    LOAN
         MORTGAGE LOAN           SELLER   STATE    PROPERTY TYPE          BALANCE    BALANCE  GROUP
---------------------------------------------------------------------------------------------------

Four Allen Center(1)              GACC      TX          Office         $240,000,000   6.28%     1
PETsMART Store                    BofA      MD          Retail            3,000,000   0.08      1
Pine Haven Mobile Home Park(2)    BCRE      FL   Manufactured Housing     1,620,000   0.04      1
---------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                                                         $244,620,000   6.40%
---------------------------------------------------------------------------------------------------

                                            LOAN BALANCE                            REMAINING    REMAINING
                                   % OF       PER TOTAL                  CUT-OFF  INTEREST ONLY   TERM TO
                                APPLICABLE  SF/UNIT/PAD/  UNDERWRITTEN  DATE LTV      PERIOD     MATURITY
         MORTGAGE LOAN          LOAN GROUP       KEY          DSCR        RATIO      (MONTHS)    (MONTHS)
----------------------------------------------------------------------------------------------------------

Four Allen Center(1)               7.61%     $   195.30       1.30x      80.00%        82            82
PETsMART Store                     0.10%     $   114.64       2.04x      52.63%        83            83
Pine Haven Mobile Home Park(2)     0.05%     $21,891.89       1.20x      58.30%         0            84
----------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG:                                                1.31x      79.52%
----------------------------------------------------------------------------------------------------------

(1)  Cut-off Date LTV Ratio is based on an "as-stabilized" appraised value.

(2)  DSCR and Cut-off Date LTV Ratios are calculated net of a holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       11

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                           PARI PASSU COMPANION LOANS

                                   ORIGINAL BALANCE
 NO.         PROPERTY NAME          OF THE A-NOTES      TRANSACTION
--------------------------------------------------------------------

  1         Mall of America          $345,000,000      COMM 2006-C8
                                     $205,000,000           TBD
                                     $205,000,000           TBD
  3       EZ Storage Portfolio       $150,000,000       BACM 2006-6
                                     $150,000,000      COMM 2006-C8
 13    Fortress/Ryan's Portfolio     $ 64,515,000      COMM 2006-C8
                                     $ 61,985,000     COBALT 2006-C1

 NO.            LEAD MASTER SERVICER               LEAD SPECIAL SERVICER
-----------------------------------------------------------------------------

  1         Midland Loan Services, Inc.              LNR Partners, Inc.
  3    Bank of America, National Association   CWCapital Asset Management LLC
 13         Midland Loan Services, Inc.              LNR Partners, Inc.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       12

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       13

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

                                    [GRAPHIC]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       14

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           GACC
LOAN PURPOSE:                          Refinance
ORIGINAL BALANCE:(1)                   $345,000,000
CUT-OFF DATE TMA BALANCE:(1)           $345,000,000
% BY INITIAL UPB:                      9.03%
INTEREST RATE:                         5.7990%
PAYMENT DATE:                          1st of each month
FIRST PAYMENT DATE:                    January 1, 2007
MATURITY DATE:                         December 1, 2016
AMORTIZATION:                          Interest Only
CALL PROTECTION:                       Lockout for 24 months from securitization
                                       date, then defeasance is permitted. On
                                       and after October 1, 2016, prepayment is
                                       permitted without penalty.
SPONSOR:                               Triple Five National Development
                                       Corporation
BORROWERS:                             MOAC Mall Holdings LLC and MOA
                                       Entertainment Company LLC
PARI PASSU DEBT:(1)                    $410,000,000
ADDITIONAL FINANCING:                  None
LOCKBOX:                               Hard
INITIAL RESERVES:                      Environmental and Engineering: $25,000
MONTHLY RESERVES:(2)                   Springing
--------------------------------------------------------------------------------

(1)  The original Trust Mortgage Asset ("TMA") amount of $345,000,000 represents the A-1 Note ("A-1 Note") from a first mortgage loan with an aggregate original principal balance of $755,000,000. The first mortgage loan consists of the A-1 Note and two pari passu notes with a combined principal balance of $410,000,000. The pari passu notes are not included in the
     Trust. It is anticipated that the pari passu notes will be contributed to one or more future securitizations.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE / SQ. FT.:   $272.57
BALLOON BALANCE / SQ. FT.:             $272.57
CUT-OFF DATE LTV:                      75.50%
BALLOON LTV:                           75.50%
UNDERWRITTEN DSCR:                     1.43x
--------------------------------------------------------------------------------

(1)  Calculation based upon the combined balances of the A-1 Note and the pari passu notes.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:              Single Asset
PROPERTY TYPE:                         Retail / Anchored (Super
                                       Regional Mall)
COLLATERAL:                            Fee Simple
LOCATION:                              Bloomington, Minnesota
YEAR BUILT / RENOVATED:                1992 / 2005
COLLATERAL SQ. FT.:                    2,769,954
TOTAL SQ. FT.:                         2,769,954
PROPERTY MANAGEMENT:(1)                Simon MOA Management Company, Inc.
UNDERWRITTEN OCCUPANCY AS OF
   NOVEMBER 2, 2006                    94.00%
UNDERWRITTEN NET OPERATING INCOME:     $65,918,997
UNDERWRITTEN NET CASH FLOW:            $63,308,844
APPRAISED VALUE:                       $1,000,000,000
APPRAISAL DATE:                        September 12, 2006
--------------------------------------------------------------------------------

(1)  Triple Five, an affiliate of the borrower, is expected to replace Simon MOA
     Management Company Inc. as property manager in the first quarter of 2007.
     See "Property Management" herein.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       15

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

                                 ANCHOR TENANTS

                               % OF TOTAL       LEASE     ANCHOR      RATINGS
      TENANTS       SQ. FT.   MALL SQ. FT.   EXPIRATION    OWNED     (S/M/F)(1)     2005 SALES
----------------------------------------------------------------------------------------------

Macy's              276,581       10.0%        8/1/2015     No     BBB/Baa1/BBB+   $34,551,000
Bloomingdale's(2)   218,887        7.9        8/31/2012     No     BBB/Baa1/BBB+   $23,343,000
Nordstrom           210,664        7.6         8/6/2022     No       A/Baa1/A-     $90,342,000
Sears               177,904        6.4        8/31/2022     No      BB+/Ba1/BB         NAV
----------------------------------------------------------------------------------------------
TOTAL:              884,036       31.9%
----------------------------------------------------------------------------------------------

(1)  Credit Ratings are for the parent company whether it guarantees the lease or not.

(2)  Under the Mall of America Loan documents, the borrower has the right to redevelop the premises currently occupied by Bloomingdale's. See
     "Significant Tenants" herein.

                              MAJOR IN-LINE TENANTS

                                    % OF TOTAL       LEASE     BASE RENT /        2005           RATINGS
         TENANT          SQ. FT.   MALL SQ. FT.   EXPIRATION     SQ. FT.     SALES / SQ. FT     (S/M/F)(1)
------------------------------------------------------------------------------------------------------------

Sports Authority          73,714        2.7%       1/31/2008          --       $     98.03      Not Rated
AMC Theatres(2)           62,389        2.3        8/31/2012          --       $266,214.29      Not Rated
Underwaterworld at MOA    45,209        1.6        1/31/2021          --       $    127.08      Not Rated
Old Navy                  43,851        1.6        1/31/2012       15.04       $    307.91    BBB-/Baa3/BBB-
Barnes & Noble            41,000        1.5        4/30/2014        9.88       $    158.05      Not Rated
Nordstrom Rack            40,725        1.5        5/31/2008       24.28       $    415.86      A/Baa1/A-
Marshalls                 32,120        1.2        1/31/2008       15.50       $    325.65        A/A3/-
DSW Shoe Warehouse        30,132        1.1        1/31/2008       15.50       $    310.90      Not Rated
H & M(3)                  25,816        0.9        1/31/2018       25.00                --      Not Rated
The Gap                   22,440        0.8       12/31/2010       23.50       $    428.70    BBB-/Baa3/BBB-
------------------------------------------------------------------------------------------------------------
TOTAL:                   417,396       15.1%
------------------------------------------------------------------------------------------------------------

(1)  Credit Ratings are of the parent company whether it guarantees the lease or not.

(2)  AMC Theatres pays 10% of gross revenue sales to MOAC Mall Holdings LLC.
     Sales are derived per screen (14 screens).

(3)  H&M opened July 1, 2005. Historical 2005 sales data is unavailable.

                     IN-LINE TENANTS SUMMARY INFORMATION(1)

             2005 SALES PSF (WA)              OCC. COST AS % OF SALES (WA)
--------------------------------------------------------------------------------
                   $594                                  16.5%

(1)  These in-line tenants represent all tenants occupying less than 10,000 sq.
     ft.

                              ROLLOVER SCHEDULE(1)

             NUMBER OF
  YEAR OF      LEASES     EXPIRING       % OF          CUMULATIVE
EXPIRATION    EXPIRING     SQ.FT.    TOTAL SQ. FT.   TOTAL SQ. FT.
------------------------------------------------------------------

    MTM         13          18,548         0.7%           18,548
   2007         17          57,309         2.1            75,857
   2008         35         291,708        10.5           367,565
   2009         24          53,921         1.9           421,486
   2010         23          91,869         3.3           513,355
   2011         23          85,723         3.1           599,078
   2012         25         381,006        13.8           980,084
   2013         61         182,138         6.6         1,162,222
   2014         31         153,943         5.6         1,316,165
   2015         32         401,113        14.5         1,717,278
   2016         29          94,675         3.4         1,811,953
  Beyond        13         791,597        28.6         2,603,550
  Vacant        --         166,404         6.0         2,769,954
------------------------------------------------------------------
  TOTAL:       326       2,769,954       100.0%
------------------------------------------------------------------

                                                                 CUMULATIVE %
                                                     % OF           OF UW
  YEAR OF      CUMULATIVE %          UW            UW BASE        BASE RENT
EXPIRATION   OF TOTAL SQ. FT.   BASE RENT(2)   RENT ROLLING(2)    ROLLING(2)
-----------------------------------------------------------------------------

    MTM              0.7%       $ 1,243,652           2.5%            2.5%
   2007              2.7          1,503,603           3.0             5.5%
   2008             13.3          5,406,542          10.9            16.4%
   2009             15.2          2,640,917           5.3            21.7%
   2010             18.5          3,177,843           6.4            28.1%
   2011             21.6          3,650,056           7.4            35.5%
   2012             35.4          4,537,355           9.1            44.6%
   2013             42.0          9,189,305          18.5            63.1%
   2014             47.5          5,715,883          11.5            74.7%
   2015             62.0          5,262,329          10.6            85.3%
   2016             65.4          4,112,491           8.3            93.5%
  Beyond            94.0          3,203,760           6.5           100.0%
  Vacant           100.0                 --           --
-----------------------------------------------------------------------------
  TOTAL:           100.0%       $49,643,736        100.0%
-----------------------------------------------------------------------------

(1)  The information in this schedule is based on the assumption that no tenant exercises an early termination option.

(2)  Excludes vacant underwritten base rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       16

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

THE MALL OF AMERICA LOAN

THE LOAN. The Mall of America Loan is a $345.0 million 10-year interest only fixed rate loan secured by a first mortgage on the borrower's fee simple interest in an approximately 2.8 million sq. ft. retail space and amusement complex located in Bloomington, Minnesota, which is in the Minneapolis-St. Paul
MSA. The $345.0 million loan is part of a $755.0 million whole loan which consists of the $345.0 million A-1 Note and $410.0 million of pari passu indebtedness anticipated to be securitized in one or more future securitizations. The Mall of America Loan proceeds were used to refinance existing debt on the Mall of America property and to buy out the Previous
Partners (as defined below) to provide the Mall of America Loan sponsor, Triple
Five National Development Corporation ("Triple Five"), with 100% ownership of the fee interest in the Mall of America property. The Mall of America Loan matures on December 1, 2016.

THE BORROWERS. The borrowers are MOAC Mall Holdings LLC and MOA Entertainment
Company LLC (together, the "borrowers") each of which are single-purpose, bankruptcy-remote entities with independent directors, for which non-consolidation opinions were obtained at closing.

Prior to the Mall of America Loan closing, the ownership of the Mall of America borrowers was divided between three entities: Triple Five, Teachers Insurance and Annuity Association ("TIAA"), and Simon Property Group ("Simon," and
together with TIAA, the "Previous Partners"). For several years there has been outstanding litigation among the Previous Partners and Triple Five. In connection with the buyout and at closing, Triple Five and the Previous Partners entered into a global settlement which released all outstanding litigation associated with the ownership interests in the Mall of America property and the
Previous Partners. A significant portion of the loan proceeds went towards the buyout of the Previous Partners' interest in the Mall of America property with the buyout valuation for the property predicated on a $1 billion value.

THE SPONSOR. The borrowers are sponsored by Triple Five, an entity owned by the
Ghermezian family of Canada. Triple Five has developed numerous commercial, industrial and residential projects throughout the United States and Canada. The company has developed various real estate projects in California, Washington,
Colorado, Minnesota, Arizona, Nevada, New York and Florida. In addition to this property, Triple Five developed and owns the West Edmonton Mall in Edmonton,
Canada (approximately 5.2 million sq. ft.), the largest retail, hospitality and entertainment complex in the world. Triple Five is a repeat sponsor of a
Deutsche Bank borrower. Based on the appraised value of $1.0 billion, Triple
Five has $245.0 million of implied equity in the Mall of America property
(24.5%).

THE PROPERTY. The Mall of America property is an approximately 2.8 million sq.
ft. retail and amusement complex, located 10 miles south of Minneapolis,
Minnesota, and approximately 1.5 miles from the Minneapolis/St. Paul
International Airport. The Mall of America property opened in August 1992 and was last renovated in 2005.

The retail component of the Mall of America property contains approximately 2.5 million of net rentable area which consists of approximately 322 in-line retail shops and is anchored by 4 department stores, Macy's, Bloomingdale's, Nordstrom, and Sears, all of which are collateral for the Mall of America Loan.

The Mall of America property is configured as a rectangle, with one of the four anchors in each corner. In the center is the seven-acre (292,060 sq. ft.)
amusement center with 28 rides (including a 74-foot high ferris wheel) known as
"The Park at MOA" (also collateral for the Mall of America Loan), which is surrounded by four, three-level retail "avenues" and a fourth floor
"entertainment district."

Each of the four corridors or "avenues" between the anchors are distinguished by a theme and color scheme which makes it easier for shoppers to navigate the mall. The Mall of America property also includes Underwater World (a 1.2 million gallon walk-through aquarium) and a LEGO Imagination Center (an interactive play center for children). Additional attractions include, among other things, 20 full-service restaurants, 36 specialty food stores, 30 fast food restaurants, 8 nightclubs, a 14-screen movie theater, as well as three food courts. Overall, these specialized retail spaces and amenities provide synergy with the Park at MOA to create a unique entertainment component to the
Mall of America property. Attached to the Mall of America property are two parking structures that offer a total of 12,550 enclosed parking spaces. In addition, there are 1,282 open air and underground parking spaces surrounding the Mall of America property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       17

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

SIGNIFICANT TENANTS. The Mall of America property is currently 94.00% occupied by 326 tenants and has a stable operating performance as evidenced by a high occupancy level and strong in-line sales of $594 per sq. ft. (weighted average of mall stores under 10,000 sq. ft.).

THE FOUR ANCHOR TENANTS ARE:

MACY'S (NYSE: FD) (276,581 sq. ft., 10.0% of NRA, parent rated BBB/Baa1/BBB+ by
S/M/F) is a department store chain operated by Federated Department Stores
("Federated"). Federated operates 825 Macy's stores in 45 states, Washington,
D.C., Puerto Rico and Guam as well as the Bloomingdale's chain with 36 stores in
12 states. Federated was founded in 1820 and is based in Cincinnati, Ohio. In
August 2005, Federated acquired The May Department Stores Company in a transaction valued at approximately $11.0 billion plus approximately $6.0 billion in assumed debt. At the Mall of America property, Macy's reported $125 in sales per sq. ft. in 2005 and occupancy costs of 2.3%. Macy's operates under a twenty-five year lease expiring August 1, 2015.

BLOOMINGDALE'S (NYSE: FD) (218,887 sq. ft., 7.9% of NRA, parent rated
BBB/Baa1/BBB+ by S/M/F) is a department store chain owned by Federated.
Bloomingdale's reported 2005 sales of $107 per sq. ft. and occupancy cost of
2.7%. Bloomingdale's has a twenty-three year lease expiring August 31, 2012.
Under the Mall of America Loan documents the borrower may pursue the redevelopment of the premises currently occupied by Bloomingdale's.

NORDSTROM, INC. (NYSE: JWN) ("Nordstrom") (210,664 sq. ft., 7.6% of NRA, rated
A/Baa1/A- by S/M/F) operates primarily as a fashion specialty retailer in the
United States. Nordstrom, through Nordstrom, Nordstrom Rack, Last Chance and
Faconnable retail stores, sells apparel, shoes, cosmetics, and accessories. As of November 16, 2006, the company operated 99 Nordstrom stores, 50 Nordstrom
Racks and 5 Faconnable boutiques in the United States and 35 Faconnable boutiques in Europe. Nordstrom was founded in 1901 and is based in Seattle,
Washington. At the Mall of America property, Nordstrom reported 2005 sales of
$429 per sq. ft. and an occupancy cost of 1.9%. Nordstrom operates under a lease expiring August 6, 2022.

SEARS (NASDAQ: SHLD) (177,904 sq. ft., 6.4% of NRA, parent rated BB+/Ba1/BB by
S/M/F) operates as a retailer in the United States and Canada. Sears and its wholly owned subsidiary Kmart, offer an array of household, recreational and apparel products. As of May 2006, the company operated 3,900 full-line and specialty retail stores in the United States and Canada. At the Mall of America
property, Sears, which is not required to report earnings, operates under a thirty-one year lease expiring August 31, 2022.

THE MARKET. The Mall of America property is located in Hennepin County within the Minneapolis-St. Paul MSA. As of 2005, the Minneapolis-St. Paul MSA had a
population of approximately 3,138,324 and Hennepin County had a population of
1,128,667. For the same period, the average household income was $79,143 and
$70,983 for Hennepin County and Minneapolis-St. Paul MSA, respectively. Within a three, seven and ten mile radius of the Mall of America property the population in 2005 was 51,207, 454,035 and 973,825 respectively and average household income was $60,467, $78,214 and $74,009, respectively.

According to the third quarter of 2006 Grubb & Ellis Report, the Minneapolis market contains approximately 15.0 million sq. ft. of super regional retail space and has a market vacancy of 1.8%. The Mall of America property is located in the East Hennepin County/Minneapolis submarket which contains approximately
9.7 million sq. ft in 86 properties. According to the Cushman & Wakefield survey, the regional mall properties viewed as being competitive with the Mall of America property show rent levels that range from $18.00-$44.00 per sq. ft.
per year for in-line shops. At the Mall of America property, rental rates currently range from approximately $37.00-$40.00 per sq. ft. for in-line tenants
(excluding major anchors and food court).

The Mall of America property is the nation's largest retail and entertainment complex. There are more than 35 hotels located within an 8-mile radius of the property. The 11.6 mile Hiawatha Corridor Light Rail Transit links three of the region's most popular destinations: Downtown Minneapolis, Minneapolis-St. Paul
International Airport and the Mall of America property. The Mall of America property's unique tenant mix and sheer size lends it to having the power to draw tourists from multiple states.

Key facts about the Mall of America property: (i) the total store front footage is approximately 4.3 miles; (ii) walking distance around one level of Mall of
America property is 0.6 miles; (iii) the Mall of America property contributes more than $1.7 billion in

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       18

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

revenue annually to the state of Minnesota; (iv) the Mall of America property employs 11,000 people year-round and 13,000 during summers and holidays; (v) it is one of the top producing regional malls in the country as measured by its
2005 total sales of $705 million; and (vi) it is the largest super regional mall with the highest customer draw in the United States with more than 40 million visitors annually.

The Mall of America property has a stable operating performance as evidenced by a high occupancy level of 94.00% and strong 2005 in-line sales of $594 per square foot (for all tenants under 10,000 sq. ft.).

The following chart indicates the competitive set:

                                 COMPETITIVE SET

                                        DISTANCE FROM
         COMPETITOR          SQ. FT.        MALL                            ANCHORS
------------------------------------------------------------------------------------------------------

Southdale Shopping Center   1,240,888   5.0 miles       Dayton's, JC Penney, Mervyn's, Marshall's
Burnsville Center           1,078,855   19.0 miles      Dayton's, JC Penney, Mervyn's, Sears
Rosedale Shopping Center    1,138,884   8.5 miles       Dayton's, JC Penney, Mervyn's, Montgomery Ward
Ridgedale Center            1,157,764   13.5 miles      Dayton's, JC Penney, Mervyn's, Montgomery Ward

PROPERTY MANAGEMENT. Simon MOA Management Company, Inc., is currently the property manager at the Mall of America property. Triple Five is expected to replace Simon MOA Management Company, Inc. in the first quarter of 2007 as property manager.

LOCKBOX/CASH MANAGEMENT. The Mall of America Loan has been structured with a hard lockbox. Cash management becomes effective upon the occurrence of a
"Trigger Event" which is triggered by an Event of Default (as defined in the
Mall of America Loan documents) or if the DSCR is less than 1.10x for two consecutive quarters.

RESERVES. Upon the occurrence and continuation of a Trigger Event, the borrower is required to deposit monthly reserves for: (i) taxes, in the amount of 1/12 of the amount the lender reasonably estimates will be required to pay taxes and assessments, (ii) insurance, in the amount of 1/12 of the amount the lender reasonably estimates will be required to pay the insurance premiums, (iii)
capital expenditures, in the amount of 1/12 of the amount the lender reasonably estimates will be necessary and (iv) tenant improvement and leasing commissions, in the amount of $30,000.

PARTIAL RELEASE. The Mall of America Loan documents permit the free release of certain identified vacant out-parcels, provided certain conditions specified in the Mall of America Loan documents are satisfied. In addition, in lieu of a release of the vacant out-parcels, the borrower is permitted to lease such parcels pursuant to a ground lease.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       19

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $345,000,000
8100 24th Avenue South        COLLATERAL TERM SHEET        DSCR:    1.43x
Bloomington, MN 55425            MALL OF AMERICA           LTV:     75.50%
--------------------------------------------------------------------------------

                                      [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       20

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       21

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                             GACC
LOAN PURPOSE:                            Acquisition
ORIGINAL BALANCE:                        $240,000,000
CUT-OFF DATE BALANCE:                    $240,000,000
% BY INITIAL UPB:                        6.28%
INTEREST RATE:                           5.7700%
PAYMENT DATE:                            1st of each month
FIRST PAYMENT DATE:                      November 1, 2006
MATURITY DATE:                           October 1, 2013
AMORTIZATION:                            Interest Only
CALL PROTECTION:                         Lockout for 24 months from the
                                         securitization date, then defeasance
                                         is permitted. On and after
                                         July 1, 2013, prepayment is permitted
                                         without premium penalty.
SPONSOR:                                 Brookfield Financial Properties, L.P.
BORROWER:                                Four Allen Center Co. LLC.
LOCKBOX:                                 Hard
INITIAL RESERVES:(1)                     TI/LC:               $73,095,326
                                         Free Rent:           $24,832,941
                                         Additional Rent:     $14,263,064
MONTHLY RESERVES:(1)                     Tax:                  Springing
                                         Insurance:            Springing
                                         TI/LC:                Springing
                                         Replacement:          Springing
                                         Operating Expense:    Springing
--------------------------------------------------------------------------------

(1)  Monthly reserves are required only during a Lockbox Period. See "Reserves"
     herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE / SQ. FT.:     $195.30
CUT-OFF DATE BALANCE / SQ. FT. (NET OF
   RESERVES):                            $104.00
BALLOON BALANCE / SQ. FT.:               $195.30
CUT-OFF DATE LTV:                        80.00%
CUT-OFF DATE LTV (NET OF RESERVES)       42.60%
BALLOON LTV:                             80.00%
UNDERWRITTEN DSCR:                       1.30x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:                Single Asset
PROPERTY TYPE:                           Office -- CBD
COLLATERAL:                              Fee Simple
LOCATION:                                Houston, Texas
YEAR BUILT / RENOVATED:                  1983 / 2006
COLLATERAL SQ. FT.:                      1,228,877
PROPERTY MANAGEMENT:                     Brookfield Properties
                                         Management LLC
UNDERWRITTEN OCCUPANCY AS OF
   OCTOBER 3, 2006:(1)                   100.00%
UNDERWRITTEN NET OPERATING
   INCOME:                               $18,545,067
UNDERWRITTEN NET CASH FLOW:              $18,228,388
APPRAISED VALUE:(2)                      $300,000,000
APPRAISAL DATE:                          September 1, 2006
--------------------------------------------------------------------------------

(1)  The lease has been executed by the tenant, Chevron USA Inc., which is expected to take occupancy as soon as the tenant improvements are substantially completed which is estimated to be February 2007.

(2)  Based on an "As Stabilized" value. Although the appraisal also includes "as is" and "as vacant" values, all calculations herein are based on the "as stabilized" value of $300 million. Since the date of the "as is" valuation, the Chevron USA. lease has been executed and provisions for the lease up costs and free rent associated with the stabilized value have been made. In conjunction with the Four Allen Center loan closing, the lender escrowed the full amount of tenant improvements/ leasing commissions ($73.1 million), free rent ($24.8 million) and additional rent ($14.2 million).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       22

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

                              SINGLE OFFICE TENANT

              NET RENTABLE   % NET RENTABLE                 WA
   TENANT        SQ. FT.         SQ. FT.      % GPR    RENT/SQ. FT.   LEASE EXPIRATION
--------------------------------------------------------------------------------------

Chevron USA    1,228,877         100.0%       100.0%      $16.00          1/14/2019

FOUR ALLEN CENTER LOAN

THE LOAN. The Four Allen Center Loan is secured by a first priority mortgage on the borrower's fee simple interest in a 50-story 1,228,877 sq. ft. Class A office tower located in the central business district ("CBD") of Houston, Texas.
The 7-year loan is interest only for the entire term. The property is 100%
leased by Chevron U.S.A. Inc., ("Chevron USA") a wholly owned subsidiary of
Chevron Corporation (AA/Aa2/AA by S/M/F), which signed a 12-year NNN lease (with lease extension options extending up to another 30 years).

THE BORROWER. The borrower, Four Allen Center Co. LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by
Brookfield Financial Properties, L.P. ("Brookfield Financial") which is an affiliate of Brookfield Property Corp. ("Brookfield"). Brookfield is a
publicly-traded North American commercial real estate company listed on both the
New York and Toronto stock exchanges under the symbol BPO. Brookfield is one of
North America's largest public real estate companies with a total market capitalization of approximately $14.6 billion as of June 30, 2006.

Brookfield Financial had total assets of $4.2 billion and partners' capital of
$1.6 billion as of year end 2005. The company reported net income of approximately $130 million for 2005. Brookfield Financial, through its subsidiaries and joint ventures, is primarily involved in the operation and development of commercial real estate located in New York City, Boston and the
Washington, D.C. area. The company's tenants are principally large financial and professional services institutions. Brookfield Financial owns, in whole or in part, a total of approximately 15 million sq. ft. of office property.

In October 2006, Brookfield and its joint venture partner, The Blackstone Group, acquired Trizec Properties, Inc. (NYSE: TRZ), a publicly-traded U.S. office
REIT, and Trizec Canada Inc. (TSX: TZC), a Canadian company. The Trizec portfolio consisted of 61 high-quality office properties totaling approximately
40 million sq. ft. in nine U.S. markets. After the acquisition of Trizec,
Brookfield, either solely or in conjunction with Blackstone, owns 8 Houston properties with a total area of approximately 7.4 million sq. ft., including the
Four Allen Center property.

THE PROPERTY. The Four Allen Center property is a Class A property, which was developed in 1983 by Century Development Corporation. The building comprises a total of 1,228,877 rentable sq. ft. and has 50 stories, 2 sub-levels and a mezzanine floor. The property's efficient central core design offers virtually column free floors that average approximately 25,000 rentable sq. ft. The property is constructed of reinforced concrete and steel, with a glazed glass and a spandrel curtain wall system. The glass facade and east/west diagonal setting provides a high level of visibility from all points of the CBD. The building is fully sprinklered, and is replete with Class A finishes and amenities.

The property is located in the Skyline District of downtown Houston and was previously known as Enron Tower while it served as Enron's headquarters. The
Houston Skyline District extends across the northwestern edge of downtown from
Texas Avenue to Interstate 45 along Louisiana, Smith and Milam Streets and contains most of the major Class A office towers in downtown Houston. The Four
Allen Center property is located along and connected to Houston's downtown climate controlled 6.2 mile, pedestrian tunnel/skywalk system that connects most of the major CBD properties. Four Allen Center is located adjacent to the Cullen
Centers (including Continental Center I at 1600 Smith) and directly opposite and linked via a sky-ring to 1500 Louisiana. Chevron USA (or its affiliates) are also tenants at both 1600 Smith and 1500 Louisiana, making Four Allen Center's proximity to both those locations geographically and strategically significant.
The location offers access to all METRO services with tunnel access and direct trolley service, facilitating a convenient downtown commute. Interstate 45,
Interstate 10 and US Highway 59 are easily accessible via ramps located only blocks from the Four Allen Center property.

THE LEASE. Chevron USA has entered into a 12-year, NNN lease (the "Chevron
Lease") for the entire 1,228,877 sq. ft. building at a weighted average rental rate equal to $16.00 per sq. ft. The Chevron Lease term commenced on September
24,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       23

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

2006. Chevron USA has the option to renew the lease for all or part of the Four
Allen Center property for an additional five, ten or fifteen year term, and may continue to renew for such additional terms, not to exceed 30 years in the aggregate. Rent payments commence under the Chevron Lease on February 24, 2007;
however, the Chevron Lease provides for a rent abatement period through December
24, 2007. The borrower has reserved with the lender amounts sufficient to cover the base rent payments and additional rent (which covers operating expenses)
that otherwise would have been due from the lease commencement date through the end of the rent abatement period (as described below under "Reserves"). Pursuant to the Chevron Lease, Chevron USA has a one time contraction option on 250,000
sq. ft. on a full floor basis in the ninth year of the lease (which is beyond the term of the Four Allen Center Loan) provided the following: the tenant (i)
provides at least 18 months prior written notice and (ii) pays a contraction fee equal to the unamortized costs of the outstanding tenant improvements, leasing commissions, any remaining rent abatements and 9 months base rent with respect to the specific floors being cancelled. In connection with the closing of the
Four Allen Center Loan, the borrower obtained a 25 year easement to the adjoining Allen Center garage property that permits the borrower use of at least
1,800 parking spaces in the garage.

THE TENANT. Chevron USA is a wholly owned subsidiary of Chevron Corporation, one of the largest integrated energy companies in the world. Headquartered in San
Ramon, California, and conducting business in approximately 180 countries,
Chevron Corporation is engaged in every aspect of the oil and natural gas industry, including exploration and production; refining, marketing and transportation; chemicals manufacturing and sales; and power generation. With the acquisition of Unocal in 2005 and the addition of former Unocal employees, the company had approximately 53,000 employees (excluding about 6,000 service station employees). Until 2004, Chevron USA was rated AA by S&P, at which time the rating was withdrawn since the entity no longer had any public rated debt.

In 2005, Chevron Corporation produced more than 2.5 million barrels of oil equivalent per day, with approximately 70% of the volume occurring outside the
United States and in more than 20 different countries. The acquisition of Unocal in 2005 added 1.5 billion barrels of oil equivalent reserves. Total reserves added during the year equated to 175% of production for the period. Chevron also has a marketing network that supports approximately 26,500 retail outlets --
including those of affiliate companies -- in nearly 90 countries. The company has interests in 16 power-generating assets in the United States and Asia, three of which were added with the Unocal acquisition in 2005.

Chevron USA and its subsidiaries manage and operate most of Chevron's U.S.
business. Assets include those related to the exploration and production of crude oil, natural gas and natural gas liquids and those associated with the refining, marketing, supply, and distribution of products derived from petroleum, other than natural gas liquids, excluding most of the regulated pipeline operations of Chevron. Chevron USA also holds Chevron Corporation's investments in the Chevron Phillips Chemical Company LLC joint venture and
Dynegy Inc.

THE MARKET. Four Allen Center is located in the Houston-metro CBD office market.
The Houston-metro CBD market has a diversified economy that is less dependent upon the technology sector and more closely tied to the energy sector.
Conservative construction, a diversified economic base, growing employment, and continuous population growth are the factors that have caused Houston to become one of the strongest local economies in the country.

Houston's transportation infrastructure makes it a logical choice for corporate offices and distribution centers. Houston's freeway system includes 575.5 miles of freeways and expressways in the 10-county metro area. The Houston airport system ranks fourth nationally and sixth worldwide in passenger volume. The
Houston Ship Channel, a 52-mile inland waterway, connects the Houston area with markets throughout the world.

The Houston CBD office market is home to large energy, financial services and professional services companies, with 14 Fortune 500 companies headquartered downtown. The third quarter 2006 Houston CBD office average asking rental rate is $21.60 per sq. ft. and the overall average occupancy is 83.8%. The Houston
CBD office market consists of approximately 29.2 million sq. ft. of Class A office space with a 17.7% vacancy level, of which only 1.7% is sublease space.
Several other large commercial leases have been executed over the last six months, including leases with Enterprise Products at 1100 Louisiana

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       24

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

(320,000 sq. ft.) and Chevron USA at 1600 Smith (480,000 sq. ft.). The Houston
CBD construction activity has been quite low over the past 20 years, with only four new buildings added, each of which featured a material element of pre-leasing and which are currently 96% to 100% occupied.

Currently, there are economic barriers to new office construction in the Houston
CBD, including high replacement costs and an approximate three year lead time.
Also, the necessary connection to the tunnel/skybridge system physically limits the amount of available sites for new Class A development, making Class A contiguous blocks of 100,000 sq. ft. or greater extremely limited.

LOCKBOX/CASH MANAGEMENT. The Four Allen Center Loan has been structured with a hard lockbox. Cash management becomes effective upon the occurrence of a
"Lockbox Period" which is triggered by an Event of Default (as defined in the
Four Allen Center Loan documents) or in the event Chevron USA fails to occupy at least 95% of the Four Allen Center property.

PROPERTY MANAGEMENT. The Four Allen Center property is managed by Brookfield
Properties Management LLC, an affiliate of the borrower.

RESERVES. At closing, the borrower deposited (i) $73,095,326 into a tenant improvements and leasing reserve account and (ii) $39,096,005 into a free rent reserve account ($24,832,941 of which amount is equal to 15 months of rent due under the Chevron Lease). The free rent reserve was established to fund rent and operating expenses from the lease commencement date through the end of the rent abatement period under the Chevron Lease, which can be used to cover debt service payments, if necessary. In addition, during a Lockbox Period the borrower is required to make monthly reserve payments as follows: (i) taxes, in the amount of 1/12 of the amount the lender reasonably estimates will be required to pay taxes and assessments, (ii) insurance, in the amount of 1/12 of the amount the lender reasonably estimates will be required to pay insurance premiums, (iii) replacement reserves, in the amount of $15,834, (iv) operating expenses, in the amount of 1/12 of operating expenses as set forth in the annual budget and (v) tenant improvement and leasing commissions in the amount of
$131,949.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       25

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $240,000,000
1400 Smith Street             COLLATERAL TERM SHEET        DSCR:    1.30x
Houston, TX 77002               FOUR ALLEN CENTER          LTV:     80.00%
--------------------------------------------------------------------------------

                                      [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       26

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                             COLLATERAL TERM SHEET         DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       27

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                            Bank of America, National Association
LOAN PURPOSE:                           Acquisition
ORIGINAL TMA BALANCE:                   $150,000,000
CUT-OFF DATE TMA BALANCE:               $150,000,000
% BY INITIAL UPB:                       3.92%
INTEREST RATE:(1)                       5.6471%
PAYMENT DATE:                           1st of each month
FIRST PAYMENT DATE:                     January 1, 2007
MATURITY DATE:                          December 1, 2016
AMORTIZATION:                           Interest Only
CALL PROTECTION:(2)                     Lockout until December 1, 2008, then
                                        prepayment permitted with yield
                                        maintenance. On and after September 1,
                                        2016, prepayment permitted without
                                        penalty.
SPONSOR:                                Kurt O'Brien; VP Mini Storage, Inc.
BORROWER:                               SS Detroit, LLC; SS Hingham, LLC; SS
                                        MNRI, LLC; SS Minnesota, LLC; SS MNMI,
                                        LLC; Chelmsford, LLC; SS Mamnoh, LLC; SS
                                        Cleveland Heights, LLC; SS North Bend,
                                        LLC; SS Brighton MA, LLC; SS Reading,
                                        LLC; SS Hiawatha II, LLC; SS South
                                        Euclid, LLC; SS MITX, LLC; SS Ferndale,
                                        LLC; SS Michigan, LLC; SS Eastpointe II,
                                        LLC; SS Lincoln Park, LLC
PARI PASSU DEBT:(3)                     $150,000,000
ADDITIONAL FINANCING:                   Mezzanine Loan $28,500,000
LOCKBOX:                                Soft
INITIAL RESERVES:(4)                    Debt Service Reserve:    $5,400,000
                                        Tax Reserve:             $1,120,619
                                        Insurance Reserve:       $33,076
                                        Immediate Repair         $837,178
                                        Reserve:
                                        Environmental Reserve:   $801,250
MONTHLY RESERVES:                       Tax Reserve:             $304,721
                                        Insurance Reserve:       $33,076
                                        Replacement Reserve:     $30,825
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to four decimal places.

(2)  The first $7,500,000 of the EZ Storage Portfolio Loan is voluntarily prepayable without any requirement to pay a prepayment premium or yield maintenance charge. Such voluntary prepayments may occur at any time in connection with a property release and after the expiration of the lockout period if not in connection with a property release.

(3)  The original Trust Mortgage Asset ("TMA") amount of $150,000,000 represents the A-2 Note from a first mortgage loan in the principal amount of
     $300,000,000, consisting of the A-2 Note and a pari passu A-1 Note. The A-1
     Note is not included in the Trust.

(4)  See "Reserves" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE/SQ. FT.:      $81.10
BALLOON BALANCE/SQ. FT.:                $81.10
CUT-OFF DATE LTV:                       82.69%
BALLOON LTV:                            82.69%
UNDERWRITTEN DSCR:                      1.33x
--------------------------------------------------------------------------------

(1)  Calculated based upon the combined balances of the A-1 Note and the A-2
     Note.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:               Portfolio (48 Properties)
PROPERTY TYPE:                          Self Storage
COLLATERAL:                             Fee Simple
LOCATION:                               Various
YEAR BUILT / RENOVATED:                 Various / Various
COLLATERAL SQ. FT. / NUMBER OF UNITS:   3,699,052 / 30,800
PROPERTY MANAGEMENT:                    Simply Storage
                                        Management, LLC
OCCUPANCY (AS OF JULY 31, 2006):(1)     76.1%
UNDERWRITTEN NET OPERATING INCOME:      $23,186,004
UNDERWRITTEN NET CASH FLOW:             $22,816,099
APPRAISED VALUE:                        $362,820,000
APPRAISAL DATE:(2)                      Various
--------------------------------------------------------------------------------

(1)  Based on sq. ft., the occupancy is 76.8% and based on units, the occupancy is 76.1%.

(2)  The appraisals were completed between August 28, 2006 and September 15,
     2006.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       28

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

                                                            % OF
                                             ALLOCATED    ALLOCATED
                                               LOAN          LOAN       APPRAISED
            PROPERTY LOCATION                 AMOUNT        AMOUNT        VALUE
----------------------------------------------------------------------------------

Boston, MA (Brighton)                      $ 10,212,957       6.8%    $ 24,970,000
Minneapolis, MN (3601 Hiawatha)               5,243,497       3.5       12,820,000
Ferndale, MI                                  5,075,803       3.4       12,410,000
Southfield, MI                                4,883,569       3.3       11,940,000
Lynnfield, MA                                 4,867,208       3.2       11,900,000
Eastpointe, MI                                4,613,623       3.1       11,280,000
Warren, MI                                    4,450,019       3.0       10,880,000
St. Louis Park, MN                            3,587,010       2.4        8,770,000
Troy, MI                                      3,574,740       2.4        8,740,000
Redford, MI                                   3,574,740       2.4        8,740,000
Peabody, MA                                   3,558,379       2.4        8,700,000
Tewksbury, MA                                 3,456,127       2.3        8,450,000
Billerica, MA                                 3,394,776       2.3        7,500,000
South Euclid, OH                              3,394,776       2.3        8,300,000
Rochester Hills, MI                           3,370,235       2.2        8,240,000
Roseville II, MI (Cornillie Drive)            3,329,334       2.2        8,140,000
Warwick, RI                                   3,214,812       2.1        7,860,000
Roseville I, MI (East Twelve Mile)            3,173,911       2.1        7,340,000
Bloomfield Hills, MI                          3,112,559       2.1        7,610,000
Grand River, MI                               3,047,118       2.0        7,450,000
Shrewsbury, MA                                3,014,397       2.0        7,370,000
Chelmsford, MA                                2,989,857       2.0        7,310,000
Hingham, MA                                   2,944,866       2.0        7,200,000
Auburn Hills, MI                              2,920,325       1.9        7,140,000
Dearborn Heights, MI                          2,920,325       1.9        7,140,000
Livonia, MI                                   2,912,145       1.9        7,120,000
Lincoln Park, MI                              2,818,073       1.9        6,890,000
Minneapolis, MN (4325 Hiawatha)               2,797,622       1.9        6,840,000
Clinton Township, MI (Hall Road)              2,629,929       1.8        6,430,000
Reading, OH                                   2,548,127       1.7        6,230,000
Center Line, MI                               2,544,037       1.7        6,220,000
Dearborn, MI                                  2,544,037       1.7        6,220,000
Clinton Township, MI (Garfield)               2,535,856       1.7        6,200,000
Clinton Township, MI (Romeo Plank)            2,511,316       1.7        5,290,000
Cleveland Heights, OH                         2,494,956       1.7        6,100,000
Taylor, MI                                    2,490,865       1.7        6,090,000
Woodbury, MN                                  2,437,694       1.6        5,060,000
Cincinnati, OH (Madison Road)                 2,380,433       1.6        5,820,000
Eagan, MN                                     2,286,361       1.5        5,590,000
New Brighton, MN                              2,278,181       1.5        5,570,000
Clinton Township, MI (Groesbeck Highway)      2,135,028       1.4        5,220,000
North Bend, OH                                2,090,037       1.4        5,110,000
Farmington Hills, MI                          2,077,766       1.4        5,080,000
Sterling Heights, MI                          1,901,892       1.3        4,650,000
Marsh Lane, TX                                1,460,163       1.0        3,570,000
Burnsville, MN                                1,415,172       0.9        2,510,000
Coon Rapids, MN                               1,411,081       0.9        3,450,000
Vadnais Heights, MN                           1,374,271       0.9        3,360,000
----------------------------------------------------------------------------------
TOTAL                                      $150,000,000     100.0%    $362,820,000
----------------------------------------------------------------------------------

                                                        % OF
                                                        TOTAL             % OF      YEAR
                                             SQUARE    SQUARE    TOTAL   TOTAL   BUILT/YEAR   OWNERSHIP
            PROPERTY LOCATION                 FEET      FEET     UNITS   UNITS    RENOVATED    INTEREST
--------------------------------------------------------------------------------------------------------

Boston, MA (Brighton)                        128,855     3.5%    1,268     4.1%  2006/NAP     Fee Simple
Minneapolis, MN (3601 Hiawatha)              132,480     3.6     1,258     4.1   1953/1997    Fee Simple
Ferndale, MI                                 129,750     3.5     1,165     3.8   2004/NAP     Fee Simple
Southfield, MI                                86,575     2.3       701     2.3   1985/NAP     Fee Simple
Lynnfield, MA                                107,695     2.9     1,004     3.3   1978/2001    Fee Simple
Eastpointe, MI                                92,575     2.5       831     2.7   2006/NAP     Fee Simple
Warren, MI                                   102,350     2.8       777     2.5   1996/NAP     Fee Simple
St. Louis Park, MN                            78,100     2.1       637     2.1   1973/NAP     Fee Simple
Troy, MI                                      87,750     2.4       648     2.1   1976/NAP     Fee Simple
Redford, MI                                   67,850     1.8       634     2.1   2000/NAP     Fee Simple
Peabody, MA                                   79,620     2.2       735     2.4   1996/NAP     Fee Simple
Tewksbury, MA                                 72,230     2.0       709     2.3   1989/NAP     Fee Simple
Billerica, MA                                 95,225     2.6       809     2.6   1988/NAP     Fee Simple
South Euclid, OH                              64,620     1.7       605     2.0   1965/2004    Fee Simple
Rochester Hills, MI                           93,300     2.5       669     2.2   1988/NAP     Fee Simple
Roseville II, MI (Cornillie Drive)            79,500     2.1       582     1.9   1978/NAP     Fee Simple
Warwick, RI                                   63,500     1.7       518     1.7   1978/NAP     Fee Simple
Roseville I, MI (East Twelve Mile)            78,625     2.1       580     1.9   1974/NAP     Fee Simple
Bloomfield Hills, MI                          74,725     2.0       593     1.9   1999/NAP     Fee Simple
Grand River, MI                               78,025     2.1       638     2.1   2004/NAP     Fee Simple
Shrewsbury, MA                                66,125     1.8       606     2.0   1989/NAP     Fee Simple
Chelmsford, MA                                58,800     1.6       493     1.6   1989/NAP     Fee Simple
Hingham, MA                                   64,620     1.7       629     2.0   1983/1991    Fee Simple
Auburn Hills, MI                              79,150     2.1       619     2.0   1986/NAP     Fee Simple
Dearborn Heights, MI                          76,100     2.1       594     1.9   2001/NAP     Fee Simple
Livonia, MI                                   76,200     2.1       552     1.8   1974/NAP     Fee Simple
Lincoln Park, MI                              87,925     2.4       785     2.5   2004/NAP     Fee Simple
Minneapolis, MN (4325 Hiawatha)               56,212     1.5       576     1.9   1946/1991    Fee Simple
Clinton Township, MI (Hall Road)              89,500     2.4       557     1.8   1988/NAP     Fee Simple
Reading, OH                                   78,115     2.1       629     2.0   2001/NAP     Fee Simple
Center Line, MI                               78,400     2.1       602     2.0   1996/NAP     Fee Simple
Dearborn, MI                                  81,350     2.2       697     2.3   2004/NAP     Fee Simple
Clinton Township, MI (Garfield)               82,700     2.2       551     1.8   1988/NAP     Fee Simple
Clinton Township, MI (Romeo Plank)            69,075     1.9       509     1.7   1985/NAP     Fee Simple
Cleveland Heights, OH                         66,570     1.8       615     2.0   2005/NAP     Fee Simple
Taylor, MI                                    69,300     1.9       519     1.7   1978/NAP     Fee Simple
Woodbury, MN                                  67,525     1.8       513     1.7   1977/NAP     Fee Simple
Cincinnati, OH (Madison Road)                 64,500     1.7       507     1.6   1998/NAP     Fee Simple
Eagan, MN                                     78,850     2.1       657     2.1   1978/NAP     Fee Simple
New Brighton, MN                              62,150     1.7       563     1.8   1973/NAP     Fee Simple
Clinton Township, MI (Groesbeck Highway)      62,050     1.7       502     1.6   1987/NAP     Fee Simple
North Bend, OH                                64,950     1.8       537     1.7   2001/NAP     Fee Simple
Farmington Hills, MI                          58,800     1.6       449     1.5   1978/2003    Fee Simple
Sterling Heights, MI                          62,750     1.7       485     1.6   1987/NAP     Fee Simple
Marsh Lane, TX                                67,725     1.8       686     2.2   1986/NAP     Fee Simple
Burnsville, MN                                41,950     1.1       275     0.9   1972/NAP     Fee Simple
Coon Rapids, MN                               47,100     1.3       372     1.2   1975/NAP     Fee Simple
Vadnais Heights, MN                           47,210     1.3       360     1.2   1974/NAP     Fee Simple
--------------------------------------------------------------------------------------------------------
TOTAL                                      3,699,052   100.0%   30,800   100.0%
--------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       29

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

THE EZ STORAGE PORTFOLIO LOAN

THE LOAN. The EZ Storage Portfolio Whole Loan is a $300 million, ten-year fixed rate loan secured by a first mortgage on 48 self storage facilities containing a total of 30,800 units or 3,699,052 square feet located in six states. The EZ
Storage Portfolio Whole Loan is interest only for the entire loan term and matures on December 1, 2016. The EZ Storage Portfolio Whole Loan is part of a split loan structure evidenced by two pari passu promissory notes referred to as the EZ Storage Portfolio Pari Passu Note A-1 (which is excluded from the trust fund) and EZ Storage Portfolio Pari Passu Note A-2 (which is included in the trust fund and secures the EZ Storage Portfolio Loan). The EZ Storage Portfolio
Loan accrues interest at an annual rate of 5.647105%.

THE BORROWERS. The EZ Self Storage Portfolio Borrowers are SS Detroit, LLC, SS
Hingham, LLC, SS MNRI, LLC, SS Minnesota, LLC, SS MNMI, LLC, Chelmsford, LLC, SS
Mamnoh, LLC, SS Cleveland Heights, LLC, SS North Bend, LLC, SS Brighton MA, LLC,
SS Reading, LLC, SS Hiawatha II, LLC, SS South Euclid, LLC, SS MITX, LLC, SS
Ferndale, LLC, SS Michigan, LLC, SS Eastpointe II, LLC and SS Lincoln Park, LLC,
all of which are Delaware limited liability companies and single purpose bankruptcy remote entities with at least two independent directors for which the
EZ Self Storage Portfolio Borrowers' legal counsel has delivered non-consolidation opinions, and are individually and collectively, jointly and severally, the EZ Self Storage Portfolio Borrower. Whereas some of the individual EZ Self Storage Portfolio Borrowers are single asset entities, some are not single asset entities, as there are multiple properties under those individual EZ Self Storage Portfolio Borrowers. Equity ownership of all EZ Self
Storage Portfolio Borrowers is held 100.0% by SS EZ, LLC. The borrower principals are Kurt O'Brien and VP Mini Storage, Inc., a Florida corporation. VP
Mini Storage, Inc. is wholly owned by the Duval Corporation, a Delaware limited liability company. Mr. O'Brien is founder and president of OB Companies, a full service real estate company focusing on self-storage properties. OB Development, a subsidiary of OB Companies, is the exclusive Shurgard partner in Indiana and
Michigan.

THE PROPERTIES. The EZ Storage Portfolio Mortgaged Properties consist of fee simple interests in 48 self storage facilities containing a total of 30,800 units or 3,699,052 square feet located in six states. The EZ Storage Portfolio
Mortgaged Properties were built between 1946 and 2006. Additional improvements generally consist of a leasing office and the manager's residence. A code-operated access gate and a video surveillance system provide property protection.

The EZ Storage Portfolio Borrower is generally required at its sole cost and expense to keep the EZ Self Storage Portfolio Mortgaged Properties insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all-risk insurance policy.

Approximately eight of the EZ Storage Portfolio Mortgaged Properties are currently or are expected to be subject to environmental operation and maintenance programs. Three additional EZ Storage Portfolio Mortgaged Properties are subject to, among other things, additional environmental testing, on-going environmental clean-up and related obligations to obtain no further action determinations by the applicable governmental authority. In addition to the environmental reserve to address these obligations the lender required an environmental insurance policy with an aggregate coverage limit of $15,000,000.

THE MARKET. The EZ Storage Portfolio Mortgaged Properties consist of 48 self storage facilities located in six states: Michigan (24 properties, 1,944,325 square feet, 52.6% of total square feet), Minnesota (nine properties, 611,577 square feet, 16.5% of total square feet), Massachusetts (eight properties,
673,170 square feet, 18.2% of total square feet), Ohio (five properties, 338,755 square feet, 9.2% of total square feet), Rhode Island (one property, 63,500 square feet, 1.7% of total square feet) and Texas (one property, 67,725 square feet, 1.8% of total square feet).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       30

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

                                            % OF TOTAL
                 NUMBER OF     ALLOCATED    ALLOCATED                     TOTAL
                 MORTGAGED       LOAN          LOAN        APPRAISED      SQUARE    % OF TOTAL
    STATE       PROPERTIES      BALANCE      BALANCE         VALUE         FEET     SQUARE FEET
-----------------------------------------------------------------------------------------------

Michigan            24       $ 75,147,243      50.1%     $182,460,000   1,944,325       52.6%
Minnesota            9         22,830,888      15.2        53,970,000     611,577       16.5
Massachusetts        8         34,438,567      23.0        83,400,000     673,170       18.2
Ohio                 5         12,908,327       8.6        31,560,000     338,755        9.2
Rhode Island         1          3,214,812       2.1         7,860,000      63,500        1.7
Texas                1          1,460,163       1.0         3,570,000      67,725        1.8
-----------------------------------------------------------------------------------------------
TOTAL               48       $150,000,000     100.0%     $362,820,000   3,699,052      100.0%
-----------------------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Simply Storage Management, LLC manages the EZ Self Storage
Portfolio Mortgaged Properties. Simply Storage Management, LLC, an EZ Self
Storage Portfolio Borrower-related entity founded in 1999 and headquartered in
Orlando, Florida, currently manages approximately 3.0 million square feet of self-storage space, 3,000 multifamily units, 100,000 square feet of office space and 200,000 square feet of retail and industrial space.

LOCKBOX/CASH MANAGEMENT. The EZ Storage Portfolio Loan is structured with a soft lockbox. Revenue from the properties is collected by the EZ Storage Portfolio
Borrower and/or property manager and ultimately deposited into a lender designated lockbox account. Provided no event of default under the mortgage loan exists, the EZ Storage Portfolio Borrower has access to such lender designated lockbox account and the deposits therein.

RESERVES. At origination, the EZ Storage Portfolio Borrower made an initial deposit into a reserve account for payment of debt service in the amount of
$5,400,000 to be disbursed to the EZ Storage Portfolio Borrower as follows: (i)
$250,000 each month at the conclusion of months one through six; (ii) $200,000 each month at the conclusion of months seven through 12; (iii) $100,000 each month at the conclusion of months 13 through 18; and (iv) $66,667 each month at the conclusion of months 19 through 24. The remaining $1,700,000 will remain in escrow until the EZ Storage Portfolio Mortgaged Properties achieve a debt service coverage ratio of 1.20x based upon the trailing six months revenue annualized.

At origination, the EZ Storage Portfolio Borrower made an initial deposit into a reserve account for payment of environmental remediation in the amount of
$801,250.

At origination, the EZ Storage Portfolio Borrower made an initial deposit into a reserve account for payment of real estate taxes in the amount of $1,120,619.
The mortgage loan requires the EZ Storage Portfolio Borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual real estate taxes.

At origination, the EZ Storage Portfolio Borrower made an initial deposit into a reserve account for payment of insurance premiums in the amount of $33,076. The mortgage loan requires the EZ Storage Portfolio Borrower to make monthly deposits into such reserve account in an amount equal to 1/12 of the estimated annual insurance premiums.

At origination, the EZ Storage Portfolio Borrower made an initial deposit into a reserve account for immediate repairs in the amount of $837,178. The mortgage loan also requires the EZ Storage Portfolio Borrower to make monthly deposits into a reserve account for replacement in the amount of $30,825.

PREPAYMENT. Provided that no event of default shall exist, the EZ Storage
Portfolio Borrower may voluntarily prepay the first $7,500,000 of the EZ Storage
Portfolio Loan without any requirement to pay a prepayment premium or yield maintenance charge. Such voluntary prepayments may occur at any time if in connection with a property release, and after the expiration of the lockout period if not in connection with a property release.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. $28,500,000 mezzanine loan held outside of the Trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

COLLATERAL RELEASE. The EZ Self Storage Portfolio Borrower may obtain the release of an eligible property (each an "Eligible Property"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) payment

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       31

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

of 110% of the portion of the EZ Self Storage Portfolio Loan allocated to such
Eligible Property; (iii) the debt service coverage ratio after giving effect to the release must be not less than the greater of (a) the debt service coverage ratio as of the closing date of the EZ Storage Portfolio Loan or (b) the debt service coverage ratio immediately prior to giving effect to the release; and
(iv) the loan-to-value ratio after giving effect to the release must be not greater than the lesser of (a) the loan-to-value ratio as of the closing date of the EZ Storage Portfolio Loan or (b) the loan-to-value ratio immediately prior to giving effect to the release.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       32

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $150,000,000
                             COLLATERAL TERM SHEET         DSCR:    1.33x
                              EZ STORAGE PORTFOLIO         LTV:     82.69%
--------------------------------------------------------------------------------

                                      [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       33

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       34

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       35

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                      BCRE
LOAN PURPOSE:                     Refinance
ORIGINAL BALANCE:                 $125,000,000
CUT-OFF DATE BALANCE:             $125,000,000
% BY INITIAL UPB:                 3.27%
INTEREST RATE:                    6.390%
PAYMENT DATE:                     1st of each month
FIRST PAYMENT DATE:               December 1, 2006
MATURITY DATE:                    November 1, 2016
AMORTIZATION:                     Interest only for the first twelve months of
                                  the term and a 30-year amortization
                                  schedule thereafter
CALL PROTECTION:                  Lockout for 24 months from date of
                                  securitization, then defeasance is
                                  permitted. On or after August 1, 2016,
                                  prepayment permitted without penalty.
SPONSOR:                          John Q. Hammons
BORROWER:                         John Q Hammons Fall 2006, LLC
ADDITIONAL FINANCING:(1)          None
LOCKBOX:                          Hard
INITIAL RESERVES:(2)              Tax:                   $1,229,667
MONTHLY RESERVES:(2)              Tax:                   $180,767
                                  Insurance:             Springing
                                  FF&E Reserve:          Springing
                                  Ground Rent Reserve:   Springing
                                  Lease Reserve:         Springing
--------------------------------------------------------------------------------

(1)  See "Future Mezzanine or Subordinate Indebtedness" herein.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN / ROOM:         $112,613
CUT-OFF DATE "STABILIZED" LTV:    65.21%
CUT-OFF DATE "AS-IS" LTV:         70.22%
MATURITY DATE "STABILIZED" LTV:   57.15%
MATURITY DATE "AS-IS" LTV:        61.55%
UNDERWRITTEN DSCR:                1.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:         Portfolio -- 5 properties
PROPERTY TYPE:(1)                 Hotel -- Various
COLLATERAL:                       Fee Simple/Leasehold
LOCATION:(1)                      Various
YEAR BUILT / RENOVATED:(1)        Various
NUMBER OF ROOMS:(1)               1,110
PROPERTY MANAGEMENT:              John Q. Hammons Hotels
                                  Management, LLC
OCCUPANCY AS OF 8/31/2006:        64.76%
UNDERWRITTEN NET OPERATING
   INCOME:                        $15,171,289
UNDERWRITTEN NET CASH FLOW:       $13,069,877
STABILIZED APPRAISED VALUE:(1)    $191,700,000
AS-IS APPRAISED VALUE:(1)         $178,000,000
--------------------------------------------------------------------------------

(1)  See "The Properties and Markets" herein.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       36

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

THE JQH HOTEL PORTFOLIO LOAN

THE LOAN. The JQH Hotel Portfolio loan is a $125 million, ten-year fixed rate loan secured by first mortgages on the borrower's fee interest in four hotel properties and the borrower's leasehold interest in one hotel property (Embassy
Suites Hampton). The JQH Hotel Portfolio Loan amortizes over a 30-year period after an initial 12-month interest only period.

THE BORROWER. The borrower, John Q Hammons Fall 2006, LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by
John Q. Hammons.

Based in Springfield, Missouri, John Q. Hammons Hotels operates properties nationwide under the following brands: Embassy Suites Hotels, Renaissance,
Marriott, Radisson, Residence Inn, Homewood Suites by Hilton, Holiday Inn,
Holiday Inn Express, and Courtyard by Marriott. The company owns and/or manages
67 hotels, including 23 Embassy Suites Hotels, located in 24 states. The company has more than 1.8 million square feet of meeting and convention space under management.

The sponsor and The Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated, have guaranteed to the lender (the "Sponsor Guaranty")
a portion of the JQH Hotel Portfolio loan in an amount equal to $25,000,000. The
Sponsor Guaranty will terminate provided that there is no event of default under the loan documents, on the date that the lender has received evidence that the stressed debt service coverage ratio (calculated in accordance with the loan documents) for the preceding 12-month period is at least 1.25x.

THE PROPERTIES AND MARKETS. There are five properties securing the JQH Hotel
Portfolio loan:

                              PROPERTY INFORMATION

                                                                   PROPERTY               ALLOCATED
            PROPERTY NAME                  CITY       STATE         TYPE        ROOMS    LOAN AMOUNT
----------------------------------------------------------------------------------------------------

Embassy Suites Frisco                 Frisco          TX      Full Service        330   $ 53,300,000
Embassy Suites Hampton                Hampton         VA      Full Service        295     27,200,000
Embassy Suites Hot Springs            Hot Springs     AR      Full Service        246     26,800,000
Holiday Inn Express Springfield       Springfield     MO      Limited Service     120   $  9,400,000
Courtyard by Marriott Junction City   Junction City   KS      Limited Service     119   $  8,300,000
----------------------------------------------------------------------------------------------------
TOTAL                                                                           1,110   $125,000,000
----------------------------------------------------------------------------------------------------

                                        STABILIZED   STABILIZED       AS-IS        AS-IS
                                        APPRAISED     APPRAISAL     APPRAISED    APPRAISAL
            PROPERTY NAME                 VALUE        DATE(1)        VALUE        DATE        UW NCF
--------------------------------------------------------------------------------------------------------

Embassy Suites Frisco                 $ 80,600,000   10/1/2009    $ 72,000,000    9/5/2006   $ 4,831,300
Embassy Suites Hampton                  41,200,000   10/1/2008      39,000,000    9/5/2006     3,192,857
Embassy Suites Hot Springs              43,900,000   10/1/2008      42,400,000    9/5/2006     3,162,505
Holiday Inn Express Springfield         14,300,000   10/1/2008      13,600,000    9/1/2006     1,092,767
Courtyard by Marriott Junction City     11,700,000   10/1/2008      11,000,000   8/30/2006       790,449
--------------------------------------------------------------------------------------------------------
TOTAL                                 $191,700,000                $178,000,000               $13,069,877
--------------------------------------------------------------------------------------------------------

(1)  Date assumes occupancy has stabilized.

EMBASSY SUITES FRISCO, TEXAS

The Embassy Suites Frisco is a 13-story, 330 room full-service hotel opened in
April 2005, and located at 7600 John Q. Hammons Drive, Frisco, Texas, in a mixed-use center knows as Stonebriar Centre, approximately 23 miles northeast of the Dallas/Fort Worth International Airport. Guest room amenities include a large screen flat-panel TV, high-speed cable, on-demand movies, a hair-dryer, a coffee-maker, telephones with data ports, high-speed internet access, and a work desk.

According to the appraiser, HVS International, the room night demand is primarily derived from group business generated by the adjacent 90,000 sq. ft.
Frisco Conference Center situated across the parking lot from the property, and from the 6,000 square feet internal meeting space. Demographic data demonstrates that population and employment growth in the Dallas/Ft. Worth area is strongest to the north of Dallas, following the growth and extension of the North Dallas
Parkway. The Plano area is home to JC Penney, Frito Lay North America, EDS,
Cadbury/Schweppes/Dr. Pepper/7UP, and Countrywide Mortgage, among others, which help drive room night demand for full-service hotels.

EMBASSY SUITES HAMPTON, VIRGINIA

The Embassy Suites Hampton is a 10-story, 295 room full-service hotel opened in
August 2005, and located at 1700 Coliseum Drive, Hampton, Virginia, approximately 18 miles from Norfolk International Airport. Guest room amenities include a large screen flat-panel TV, high-speed cable, on-demand movies, a hair-dryer, a coffee-maker, telephones with data ports, high-speed internet access, and a work desk. The hotel has an exclusive right to provide food and beverage service to the adjacent 344,000 square foot Hampton Road Convention
Center for a 10-year period ending in September 2015, with rolling 5-year renewal options thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       37

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

According to the appraiser, HVS International, the room night demand is primarily derived from group business, generated from the adjacent Hampton Road
Convention Center abutting the property. Corporate demand is segmented from numerous businesses serving the military at Langley Air Force Base, as well as shipping companies, and local/regional financial institutions. Leisure patronage is correlated to visits to the adjacent Coliseum Mall (less than two miles),
Virginia Air and Space Center, Langley Air Force Base, Hampton University, and
Hampton VA Medical Center.

The borrower has a leasehold interest in this property. For information about the ground lease, see "Ground Lease" herein.

EMBASSY SUITES HOT SPRINGS, ARKANSAS

The Embassy Suites Hot Springs is a nine-story, 246 room full-service hotel opened in June 2003, and located at 400 Convention Boulevard, Hot Springs,
Arkansas, approximately three miles southeast of Hot Springs National Park.
Guest room amenities include a large screen flat-panel TV, high-speed cable, on-demand movies, a hair-dryer, a coffee maker, telephones with data ports, high-speed internet access, and a work desk.

According to the appraiser, HVS International, the occupancy is driven by the
Leisure travel segment, representing almost 40% of the hotel's demand. Leisure travel emanates from visits to Hot Springs National Park (three miles) including its 26-mile network of hiking trails, Hot Springs Mountain, hot springs water treatment spas, Magic Springs Amusement Park (three miles), and from Oaklawn
Jockey Club (thoroughbred racing, three miles away). An additional 40% of the hotel's demand is generated by group business driven largely by the hotel's proximity to the 350,000 square foot Hot Springs Convention Center. Supporting this segment are leisure attractions surrounding the hotel, as well as ample restaurants, taverns and night establishments. Corporate demand is generated mainly by transient stays to local businesses and local government.

HOLIDAY INN EXPRESS SPRINGFIELD, MISSOURI

The Holiday Inn Express Springfield is a four-story, 120 room limited-service hotel opened in March 2005, and located at 1117 East St. Louis Street,
Springfield, Missouri, approximately seven miles southeast of the
Springfield-Branson Regional Airport (SGF). Guest room amenities include cable television, high-speed wired internet access, a work desk, an iron and ironing board, and a personal-sized coffee-maker. Common-area amenities consist of an outdoor pool, exercise room, business center, and eating area providing complimentary breakfast.

According to the appraiser, HVS International, the room night demand primarily comes from corporate travel, with the main driver being Missouri State
University. Furthermore, T-Mobile also recently announced an expansion in the market. Leisure demand is the next highest-producing demand segment, driven by
Missouri State University. Springfield is also a popular tourist destination in the summer months, as it is an entry point into the Ozark's and is near Branson,
Missouri as well as many other area parks and recreation areas.

COURTYARD BY MARRIOTT JUNCTION CITY, KANSAS

The Courtyard by Marriott Junction City is a three-story, 119 room limited-service hotel and conference center opened in October 2004, and located at 310 Hammons Drive, Junction City, Kansas, approximately, eight miles south of
Fort Riley Military Reserve. Guest room amenities include cable television, high-speed wired internet access, a work desk, an iron and ironing board, and a personal-sized coffee-maker. Common-area amenities consist of an indoor pool, an exercise room, a coin-operated laundry, an eating area providing complimentary morning breakfast, and on-site restaurant (Courtyard Cafe).

According to the appraiser, HVS International, the room night demand is balanced among leisure, corporate, group and government. Leisure demand is generated by the local attractions in and around the Junction City area, as well as by travelers en route to destinations along Interstate 70, visitors to Fort Riley, and to surrounding retail and entertainment venues. Commercial demand is generated by firms such as Foot Locker, ConAgra, and by a variety of corporations located in the Junction City area. Civilian and non-per-diem civilian traffic created from the Fort Riley Army Base also drives commercial demand within this market segment. Group business benefits from the hotel's neighboring location to the Geary County Convention Center, which accommodates local and regional associations, and group functions related to Kansas State
University in Manhattan (23,000 students), and Fort Riley.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       38

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

PROPERTY PERFORMANCE VS. THE COMPETITIVE SET AVERAGE.

                             PROPERTY INFORMATION(1)

                                                 OCCUPANCY                             ADR
---------------------------------------------------------------------------------------------------------
                                                    COMP                               COMP
          PROPERTY NAME               PROPERTY      SET      PENETRATION   PROPERTY    SET    PENETRATION
---------------------------------------------------------------------------------------------------------

Embassy Suites Frisco                    68.5%     69.7%         98.4%       134.6    124.2      108.4%
Embassy Suites Hampton                   65.2%     64.1%        101.7%       107.0     85.2      125.6%
Embassy Suites Hot Springs               63.8%     48.6%        131.3%       124.3     82.8      150.1%
Holiday Inn Express Springfield          52.0%     61.4%         84.6%        94.3     82.6      114.2%
Courtyard by Marriott Junction City      68.1%     79.7%         85.5%        78.8     52.2      150.8%
---------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                          65.5%     64.0%        102.4%       119.6     98.9      120.9%
---------------------------------------------------------------------------------------------------------

                                                 REVPAR
---------------------------------------------------------------------
                                                  COMP
           PROPERTY NAME              PROPERTY     SET    PENETRATION
---------------------------------------------------------------------

Embassy Suites Frisco                   93.6      86.5       108.2%
Embassy Suites Hampton                  69.8      54.6       127.8%
Embassy Suites Hot Springs              79.1      40.2       196.5%
Holiday Inn Express Springfield         49.0      50.7        96.7%
Courtyard by Marriott Junction City     53.8      41.6       129.4%
---------------------------------------------------------------------
TOTAL/WTD. AVG.                         79.3      64.0       124.0%
---------------------------------------------------------------------

(1)  All information is as of T-12 August 31, 2006. Property Information is
     based on the Borrower's operating statements and Competitive Set information is based on the respective August 30, 2006 STR Reports.

PROPERTY MANAGEMENT. The JQH Hotel Portfolio is managed by John Q. Hammons
Hotels Management, LLC, an affiliate of the borrower. Based in Springfield,
Missouri, John Q. Hammons Hotels operates properties nationwide under the following brands: Embassy Suites Hotels, Renaissance, Marriott, Radisson,
Residence Inn, Homewood Suites by Hilton, Holiday Inn, Holiday Inn Express, and
Courtyard by Marriott. The company owns and/or manages 67 hotels, including 23
Embassy Suites Hotels, located in 24 states.

                          FRANCHISE AGREEMENT SUMMARY

                                                                              FRANCHISE AGREEMENT
           PROPERTY NAME                            FRANCHISOR                  EXPIRATION DATE         PROPERTY FLAG
-------------------------------------------------------------------------------------------------------------------------

EMBASSY SUITES FRISCO                 Promus Hotels, Inc.                          June 2022           Embassy Suites
EMBASSY SUITES HAMPTON                Promus Hotels, Inc.                          June 2026           Embassy Suites
EMBASSY SUITES HOT SPRINGS            Promus Hotels, Inc.                           May 2024           Embassy Suites
HOLIDAY INN EXPRESS SPRINGFIELD       Holiday Hospitality Franchising, Inc.        March 2015        Holiday Inn Express
COURTYARD BY MARRIOTT JUNCTION CITY   Marriott International, Inc.                October 2024      Courtyard by Marriott

RESERVES. The JQH Hotel Portfolio loan requires ongoing monthly deposits in an amount equal to 1/12 of the amount the lender reasonably estimates will be due and payable for annual taxes for the upcoming year. The JQH Hotel Portfolio loan requires an FF&E reserve equal to 4.0% of gross revenues but provided that if the borrower has spent at least 2.0% of gross revenues on FF&E for the preceding
12 month period, the borrower may deliver to lender (i) a letter of credit acceptable to lender or (ii) a guaranty from the sponsor, in lieu of making cash deposits into the FF&E reserve, provided further that no such letter of credit or guaranty may exceed $7.0 million and that the borrower will be obligated to deposit into the FF&E, in cash, any additional amounts required under the loan documents. There is an additional monthly reserve for the amount estimated by the lender to be due and payable by the borrower under the Embassy Suites
Hampton ground lease for all rent and any and all other charges which may be due. In addition, there is a lease reserve in the amount that is estimated to be due and payable by the borrower under the Embassy Suites Frisco leases with the adjacent convention center lease, so that lender has an accumulation of sufficient funds to pay the rent under such leases at least 10 days prior to the date such rent is due. The borrower has provided a guaranty from the sponsor in lieu of monthly deposit for insurance premiums, FF&E, the Embassy Suites Hampton ground rent and the Embassy Suites Frisco leases.

LOCKBOX/CASH MANAGEMENT. The JQH Hotel Portfolio loan is structured with five hard lockboxes (one for each individual property) in place at closing. Provided there is no cash flow sweep in place, the borrower will receive all excess cash after the distribution of debt service payments and property operating expenses.
A cash flow sweep will become effective at any time after the termination of the
Sponsor Guaranty upon the occurrence and continuation of an event of default or at any time the stressed debt service coverage ratio for the preceding 12-month period is less than 1.15x and ending when the stressed debt service coverage ratio exceeds 1.15x for two consecutive quarters.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Provided there is no event of default, at least 24 months after the date of closing and the termination of the
Sponsor Guaranty, the owners of the borrower are permitted to obtain mezzanine debt

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       39

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

("Mezzanine Loan") provided: (a) the amount of such Mezzanine Loan must not exceed at the time of closing of such Mezzanine Loan, an amount which, when added to the outstanding principal balance of the JQH Hotel Portfolio loan, results in a loan-to-value ratio in excess of the seventy percent (70%) and a minimum debt service coverage ratio of less than 1.30x; (b) the Mezzanine Loan may be secured by a pledge of the direct and/or indirect interests in the borrower (provided, however, the pledge of any principal's interest in the borrower shall not be permitted), (c) the holder of the Mezzanine Loan must at all times be (or be a wholly owned subsidiary of) a qualified mezzanine lender
(as such term is then defined by the Rating Agencies), (d) the lender must receive written confirmation from the Rating Agencies that the making of the
Mezzanine Loan shall not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates and (e)
all documents and instruments evidencing or securing the Mezzanine Loan including, without limitation, a subordination and intercreditor agreement, must be in form and substance reasonably satisfactory to the lender.

COLLATERAL RELEASE. After the expiration of the related lockout period and provided that no event of default exists, the borrower may obtain the release of an individual property from the lien of the mortgage and the release of the borrower's obligations under the loan documents with respect to such property through partial defeasance, upon the satisfaction of certain conditions, including without limitation: (a) the amount of the outstanding principal balance of the portion of the JQH Hotel Portfolio loan to be defeased must be at least equal to the Release Price for such property, and (b) after giving effect to such release, the debt service coverage ratio for the properties remaining subject to the lien in favor of the lender will be equal to or greater than the greater of (i) the debt service coverage ratio as of the origination date or
(ii) the debt service coverage ratio immediately prior to the release. "Release
Price", with respect to an individual property, means 120% of the applicable
Allocated Loan Amount of such individual property.

GROUND LEASE. The current ground lease term for the Embassy Suites Hampton property expires on March 23, 2054, with four 10-year renewal terms and one
9-year renewal term. The net annual rent payable by the tenant under the ground lease (through March 23, 2054) is $1.00.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       40

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                           BALANCE: $125,000,000
                              COLLATERAL TERM SHEET        DSCR:    1.39x
                               JQH HOTEL PORTFOLIO         LTV:     65.21%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       41

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       42

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017                                         BALANCE: $106,000,000
2 West 46th Street,           COLLATERAL TERM SHEET        DSCR:    1.16x
New York, NY 10036         MANHATTAN OFFICE PORTFOLIO      LTV:     80.36%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       43

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017                                         BALANCE: $106,000,000
2 West 46th Street,          COLLATERAL TERM SHEET         DSCR:    1.16x
New York, NY 10036         MANHATTAN OFFICE PORTFOLIO      LTV:     80.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                             GACC
LOAN PURPOSE:
   369 Lexington                         Refinance
   2 West 46th                           Acquisition
ORIGINAL BALANCE:                        $106,000,000
CUT-OFF DATE BALANCE:                    $106,000,000
% BY INITIAL UPB:                        2.77%
INTEREST RATE(1):                        5.7298%
PAYMENT DATE:                            1st of each month
FIRST PAYMENT DATE:                      January 1, 2007
MATURITY DATE:
   369 Lexington                         December 1, 2016
   2 West 46th                           December 1, 2011
AMORTIZATION:
   369 Lexington                         Interest Only through and including the
                                         payment date occurring on December 1,
                                         2011. Thereafter, amortization based on
                                         a 30-year schedule.
   2 West 46th                           Interest Only
CALL PROTECTION:                         Lockout for 24 months from the
                                         securitization date, then defeasance is
                                         permitted. On and after September 1,
                                         2016 (with respect to 369 Lexington)
                                         and September 1, 2011 (with respect to
                                         2 West 46th) prepayment permitted
                                         without penalty.
SPONSORS:                                Joseph Stavrach and Faraj Srour
BORROWERS:
   369 Lexington                         Kensington Delaware, LLC and
                                         Rach Delaware, LLC;
   2 West 46th                           46th R&F Realty, LLC and
                                         Rach Realty, LLC
ADDITIONAL FINANCING:                    None
LOCKBOX:                                 Soft
INITIAL RESERVES:(2)                     Tax:                 $428,220
                                         Insurance:           $25,812
                                         Free Rent            $354,233
MONTHLY RESERVES:(2)                     Tax:                 $214,110
                                         Insurance:           $12,906
                                         TI/LC:               $25,195
                                         Replacement:         $4,412
--------------------------------------------------------------------------------

(1)  Represents the weighted average rate, based on the interest rates of
     5.6300% for the 369 Lexington Avenue Loan and 5.8600% for the 2 West 46th
     Street Loan.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE / SQ. FT.:     $398.78
BALLOON BALANCE / SQ. FT.:(1)            $383.18
CUT-OFF DATE LTV:                        80.36%
BALLOON LTV:(1)                          77.22%
UNDERWRITTEN DSCR:(2)                    1.16x
--------------------------------------------------------------------------------

(1)  Balloon balance based on final Balloon payments for both Loans.

(2)  DSCR calculated based on the amortization debt service payments including amortization for the 369 Lexington Avenue Loan and the interest only debt service payments for the 2 West 46th Street Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:                Portfolio
PROPERTY TYPE:                           Office -- CBD
COLLATERAL:                              Fee Simple
LOCATION:                                New York, New York
YEAR BUILT / RENOVATED:
   369 Lexington                         1927 / 2005;
   2 West 46th                           1926 / 2005
COLLATERAL SQ. FT.:                      265,809
PROPERTY MANAGEMENT:
   369 Lexington                         369 Lex Management Corp.
   2 West 46th                           2 West 46th Street Management Corp.
UNDERWRITTEN OCCUPANCY AS OF
   NOVEMBER 11, 2006:(1)                 95.58%
UNDERWRITTEN NET OPERATING
    INCOME:                              $8,345,063
UNDERWRITTEN NET CASH FLOW:              $7,989,768
APPRAISED VALUE:                         $131,900,000
APPRAISAL DATE:
   369 Lexington                         October 31, 2006
   2 West 46th                           November 4, 2006
--------------------------------------------------------------------------------

(1)  Weighted average occupancy rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       44

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017                                         BALANCE: $106,000,000
2 West 46th Street,          COLLATERAL TERM SHEET         DSCR:    1.16x
New York, NY 10036         MANHATTAN OFFICE PORTFOLIO      LTV:     80.36%
--------------------------------------------------------------------------------

               369 LEXINGTON AVENUE -- MAJOR OFFICE TENANTS

                                                          RENT/
         TENANT            SQ. FT.   % SQ. FT.   % GPR   SQ. FT.   LEASE EXPIRATION   RATINGS (S/M/F)(1)
--------------------------------------------------------------------------------------------------------

El Mundo (2)                13,108      8.7%      8.5%    $40.00      12/31/2011           Not Rated
Anderson & Rottenberg PC    10,006      6.7       5.3     $32.50      10/31/2007           Not Rated
Mycroft Inc.                 7,484      5.0       4.4     $36.00      12/31/2012           Not Rated
Meridian VAT Reclaim         6,100      4.1       3.8     $38.11      10/31/2008           Not Rated
--------------------------------------------------------------------------------------------------------
SUBTOTAL/WA:                36,698     24.4%     21.9%    $36.82
--------------------------------------------------------------------------------------------------------

(1)  Credit Ratings are of the parent company whether it guarantees the lease or not.

(2)  Either the tenant or the borrower may terminate the lease during 2010 or
     2011 with 90 days notice. The tenant is not in occupancy but is expected to take occupancy by January 1, 2007. The borrower has reserved $87,387 to cover rent abatement.

                  369 LEXINGTON AVENUE -- LEASE ROLLOVER(1)(2)

                     NUMBER OF                           CUMULATIVE     CUMULATIVE                  % OF UW    CUMULATIVE %
                      LEASES     EXPIRING   % OF TOTAL      TOTAL         % OF          UW BASE    BASE RENT    OF UW BASE
YEAR OF EXPIRATION   EXPIRING     SQ. FT.     SQ. FT.      SQ. FT.    TOTAL SQ. FT.      RENT       ROLLING    RENT ROLLING
---------------------------------------------------------------------------------------------------------------------------

       2006              1             --       0.0%            --          0.0%              --       0.0%         0.0%
       2007              3         18,253      12.1         18,253         12.1%      $  618,210      10.0         10.0%
       2008              5         18,507      12.3         36,760         24.4%         690,493      11.2         21.2%
       2009              2          6,098       4.1         42,858         28.5%         228,140       3.7         24.9%
       2010              7         25,707      17.1         68,565         45.6%         986,151      16.0         40.8%
       2011              9         39,148      26.0        107,713         71.6%       1,597,035      25.8         66.6%
       2012              1          7,484       5.0        115,197         76.6%         269,424       4.4         71.0%
       2013              1          5,588       3.7        120,785         80.3%         229,108       3.7         74.7%
       2014              0             --       0.0        120,785         80.3%              --       0.0         74.7%
       2015              0             --       0.0        120,785         80.3%              --       0.0         74.7%
       2016              4         23,876      15.9        144,661         96.2%       1,383,661      22.4         97.1%
    Thereafter           1          1,875       1.2        146,536         97.4%         179,606       2.9        100.0%
      Vacant            --          3,851       2.6        150,387        100.0%              --        --           --
---------------------------------------------------------------------------------------------------------------------------
      TOTAL:            34        150,387     100.0%                                  $6,181,828     100.0%
---------------------------------------------------------------------------------------------------------------------------

(1)  The numbers in this chart are based on the actual in-place rent roll. The underwritten net cash flow is based on an "as stabilized" rent roll.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       45

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017                                         BALANCE: $106,000,000
2 West 46th Street,          COLLATERAL TERM SHEET         DSCR:    1.16x
New York, NY 10036         MANHATTAN OFFICE PORTFOLIO      LTV:     80.36%
--------------------------------------------------------------------------------

                       2 WEST 46TH STREET -- MAJOR TENANTS

                                             % OF             RENT/
            TENANT                SQ. FT.   SQ.FT.   % GPR   SQ. FT.   LEASE EXPIRATION   RATINGS (S/M/F)(1)
------------------------------------------------------------------------------------------------------------

Dollar Program (retail)             9,990     8.7%    6.8%    $31.96       2/28/2011           Not Rated
Royal Chain                         8,669     7.5     5.5     $29.76       3/31/2009           Not Rated
Arthur Brown & Bros (retail)(2)     7,269     6.3     4.3     $27.57       2/28/2013           Not Rated
Robert Pomann Sound                 5,423     4.7     5.2     $45.03       3/31/2007           Not Rated
Carelle Jewelry                     3,028     2.6     3.4     $51.84       8/31/2010           Not Rated
------------------------------------------------------------------------------------------------------------
SUBTOTAL/WA:                       34,379    29.8%   25.3%    $34.29
------------------------------------------------------------------------------------------------------------

(1)  Credit Ratings are of the parent company whether it guarantees the lease or not.

(2)  Tenant has the right to terminate at any time after February 28, 2008, with
     90 days notice with no termination fee.

                     2 WEST 46TH STREET -- LEASE ROLLOVER(1)

             NUMBER OF                           CUMULATIVE   CUMULATIVE                 % OF UW    CUMULATIVE %
  YEAR OF      LEASES    EXPIRING   % OF TOTAL      TOTAL     % OF TOTAL     UW BASE    BASE RENT    OF UW BASE
EXPIRATION    EXPIRING    SQ. FT.     SQ. FT.      SQ. FT.      SQ. FT.       RENT       ROLLING    RENT ROLLING
----------------------------------------------------------------------------------------------------------------

   2006           1           551       0.5%           551        0.5%     $   30,618       0.7%         0.7%
   2007          24        20,303      17.6         20,854       18.1       1,008,898      21.6         22.3%
   2008          22        12,496      10.8         33,350       28.9         650,270      13.9         36.3%
   2009          25        24,625      21.3         57,975       50.2         991,813      21.3         57.5%
   2010          17        16,306      14.1         74,281       64.4         745,764      16.0         73.5%
   2011          10        16,382      14.2         90,663       78.5         623,449      13.4         86.9%
   2012           1         2,170       1.9         92,833       80.4         102,000       2.2         89.1%
   2013           4        10,030       8.7        102,863       89.1         318,892       6.8         95.9%
   2014           3         2,541       2.2        105,404       91.3         128,361       2.8         98.7%
   2015           0            --       0.0        105,404       91.3              --       0.0         98.7%
   2016           0            --       0.0        105,404       91.3              --       0.0         98.7%
Thereafter        2         2,133       1.8        107,537       93.2          61,805       1.3        100.0%
  Vacant         --         7,885       6.8        115,422      100.0%             --        --           --
----------------------------------------------------------------------------------------------------------------
  TOTAL:        109       115,422     100.0%                               $4,661,871     100.0%
----------------------------------------------------------------------------------------------------------------

(1)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MANHATTAN OFFICE PORTFOLIO LOAN

THE LOAN. The Manhattan Office Portfolio Loan (as defined herein) consists of two cross-collateralized and cross-defaulted loans secured by first mortgages on the related borrowers' fee simple interest in two office buildings located in
Midtown Manhattan, one located at 369 Lexington Avenue (the "369 Lexington
Avenue Loan") and one located at 2 West 46th Street, (the "2 West 46th Street
Loan," and, together with the 369 Lexington Avenue Loan, the "Manhattan Office
Portfolio Loan"). The 369 Lexington Avenue Loan has a 10-year term, accrues interest at a fixed rate equal to 5.6300%, requires interest only payments for the first five years and payments thereafter are based on a 30-year amortization schedule. The 369 Lexington Avenue Loan proceeds were used to refinance the 369
Lexington Avenue property. The 2 West 46th Street Loan has a 5-year term accrues interest at a rate equal to 5.8600% and requires interest only payments for the entire loan term. The 2 West 46th Street Loan proceeds were used to fund the acquisition of the related Manhattan Office Portfolio property for approximately
$54.6 million; therefore the borrower has cash equity of approximately $8.6 million. Based on the combined appraised value of $131.9 million, the borrowers have implied equity of $25.9 million in the Manhattan Office Portfolio properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       46

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017            COLLATERAL TERM SHEET        BALANCE: $106,000,000
2 West 46th Street,         MANHATTAN OFFICE PORTFOLIO     DSCR:    1.16x
New York, NY 10036                                         LTV:     80.36%
--------------------------------------------------------------------------------

                      MANHATTAN OFFICE PORTFOLIO LOAN
------------------------------------------------------------------------
                          LOAN                      YEAR    CUT-OFF LOAN
   LOAN NAME             PURPOSE       LOCATION     BUILT      AMOUNT
------------------------------------------------------------------------
369 Lexington Avenue   Refinance     New York, NY    1927   $ 60,000,000
2 West 46th Street     Acquisition   New York, NY    1926     46,000,000
------------------------------------------------------------------------
TOTAL/WTD. AVG.                                             $106,000,000
------------------------------------------------------------------------

-------------------------------------------------------------------------
   LOAN NAME           SQ. FT.   APPRAISED VALUE   OCCUPANCY      UW NCF
-------------------------------------------------------------------------
369 Lexington Avenue   150,387     $ 75,100,000      97.44%    $4,960,747
2 West 46th Street     115,422       56,800,000      93.17      3,029,021
-------------------------------------------------------------------------
TOTAL/WTD. AVG.        265,809     $131,900,000      95.58%    $7,989,768
-------------------------------------------------------------------------

THE BORROWERS. The borrowers under the 369 Lexington Avenue Loan are two tenant-in-common borrowers, each of which only have two members, Kensington
Delaware, LLC and Rach Delaware, LLC, each having a 50% ownership interest in the 369 Lexington Avenue property (the "369 Lexington Avenue Borrower"). The borrowers under the 2 West 46th Street Loan are two tenant-in-common borrowers,
46th R&F Realty, LLC and 46th Rach Realty, LLC, each having a 50% ownership interest in the 2 West 46th Street property (the "2 West 46th Street Borrower"
and together with the 369 Lexington Avenue Borrower, the "borrowers"). The borrowers are special-purpose, bankruptcy-remote entities, each with at least one independent director and for which non-consolidation opinions were obtained at closing. The Manhattan Office Portfolio Loan is sponsored by Joseph Stavrach and Faraj Srour, both of whom are the only members of each tenant-in-common borrower. Mr. Stavrach has over 20 years of real estate experience and currently has ownership interest in three office properties totaling 455,000 sq. ft. As of
January 1, 2006, Mr. Stavrach had a net worth of $20.8 million and liquidity of
$2.0 million. With over 18 years of real estate experience, Faraj Srour has ownership interests in over 18 office properties in Manhattan totaling approximately 1.4 million sq. ft. As of December 19, 2005, Mr. Srour had a net worth of $36.0 million and liquidity of $1.0 million.

THE PROPERTIES. The 369 Lexington Avenue property is a 150,387 sq. ft., Class B office complex with ground floor retail space located at the southeast corner of
41st Street and Lexington Avenue in Midtown Manhattan. Constructed in 1927, 369
Lexington Avenue is located in the heart of the Grand Central submarket, just one block south of Grand Central Station. The 369 Lexington Avenue property is an art deco building that compliments neighboring Grand Central architectural icons such as the Chanin Building, the Graybar Building and the Chrysler
Building. The 369 Lexington Avenue property offers superior light and air due to its corner location and setback from its neighbors. The property provides a desirable corporate environment for Midtown boutique firms seeking full floor identity one block from Grand Central Station. The subject site consists of a
10,856 sq. ft. parcel of land (0.25 acres) which has approximately 92 feet of frontage along 41st Street and 118 feet of frontage along Lexington Avenue. The
369 Lexington Avenue property has unused development rights or "air rights".
Recent sales of well positioned air rights have reached $400 per sq. ft. in
Manhattan.

The 2 West 46th Street property is a 17-story, 115,422 sq. ft., Class B office building with ground floor retail space located just west of Fifth Avenue in the heart of Manhattan's Diamond District. The building's location offers excellent access to the many amenities of Midtown Manhattan. Constructed in 1926, the 2
West 46th Street property has recently undergone numerous capital improvements that provide tenants with a full range of modern amenities which include modernized elevators, new windows, renovated bathrooms, improved electrical systems and replaced risers.

SIGNIFICANT TENANTS. The Manhattan Office Portfolio properties have a combined weighted average occupancy of 95.58%.

As of November 11, 2006, the 369 Lexington Avenue property is 97.44% occupied by
30 office tenants and four retail tenants. The weighted average rental rate for the office tenants is $38.30 per sq. ft.

THE 369 LEXINGTON AVENUE PROPERTY'S THREE LARGEST TENANTS ARE:

OLD BRIDGE GOURMET DELI (14,039 sq. ft., 9.3% of NRA, 13.7% of GPR) operates under a 12-year lease expiring on December 31, 2016. The rental rate per sq. ft.
of $60.45 remains constant throughout the lease term. Old Bridge Gourmet Deli occupies space as a deli on the ground floor of the property.

EL MUNDO (13,108 sq. ft., 8.7% of NRA, 8.5% of GPR) operates under a five year lease expiring on December 31, 2011. The rental rate per sq. ft. of $40.00 remains constant throughout the lease term. Either the borrower or tenant may terminate the lease during 2010 or 2011 with 90 days notice. Although El Mundo will be operating offices at the property, they sell a variety

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       47

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017            COLLATERAL TERM SHEET        BALANCE: $106,000,000
2 West 46th Street,         MANHATTAN OFFICE PORTFOLIO     DSCR:    1.16x
New York, NY 10036                                         LTV:     80.36%
--------------------------------------------------------------------------------

of consumer goods from clothing to household items at 14 discount department stores in New York City and New Jersey. The El Mundo department store chain is jointly owned by one of the loan sponsors, Faraj Srour and his brother, Raymond
Srour.

ANDERSON & ROTTENBERG, PC (10,006 sq. ft., 6.7% of NRA, 5.3% of GPR) operates under a 10-year lease which expires on October 31, 2007. The rental rate per sq.
ft. of $32.50 remains constant throughout the lease term. Anderson & Rottenberg,
PC is a full-service law firm. The firm also has offices in White Plains, New
York and Hackensack, New Jersey.

As of November 11, 2006, the 2 West 46th Street Mortgaged Property is 93.17%
occupied by 105 office tenants and two retail tenants. The weighted average rental rate for the office tenants is $43.40 per sq. ft. Thirty-eight of the tenants at the 2 West 46th Street property (40,804 sq. ft., 35.4% of NRA, 35.4%
of the GPR) have the right to terminate their leases as of a given date with either 30 through 90 days notice with no termination fees.

THE 2 WEST 46TH STREET MORTGAGED PROPERTY'S FOUR LARGEST TENANTS ARE:

DOLLAR PROGRAM LLC dba `Everything $0.99 Cents or Less' (9,990 sq. ft., 8.7% of
NRA, 6.8% of GPR) operates under a 9-year lease which expires February 28, 2011.
The rental rate per sq. ft. of $31.96 remains constant throughout the lease term. `Everything $0.99 Cents or Less' is one of two ground floor retailers at the 2 West 46th Street property.

ROYAL CHAIN (8,669 sq. ft., 7.5% of NRA, 5.5% of GPR) operates under a 10-year lease which expires on March 31, 2009. The rental rate per sq. ft. of $29.76 remains constant throughout the lease term. Royal Chain creates jewelry that is sold in over 6,000 retail stores throughout the U.S., Canada, Mexico and the
Caribbean Islands. It is headquartered at the 2 West 46th Street property.

ARTHUR BROWN & BROTHERS, INC. (7,269 sq.ft., 6.3% of NRA, 4.3% of the GPR)
operates under a 10-year lease which expires on February 28, 2013. The rental rate per sq. ft. of $27.57 remains constant throughout lease term. Under the lease, either the tenant or the borrower has the right to terminate at any time after February 28, 2008 with 90 days notice and no termination fee. Arthur Brown
& Brothers, Inc., located at the 2 West 46th Street property for approximately
50 years, sells high end writing instruments and related items worldwide through its website and various catalogues.

ROBERT POMANN SOUND PRODUCTION (5,423 sq. ft., 4.7% of NRA, 5.2% of GPR)
operates under a 6-year lease. The rental rate per sq. ft. of $45.03 remains constant throughout the lease term. Rober Pomann Sound is a full-service audio-post production facility with 7 state of the art studios. The company has been a distinguished name in the production of quality audio for television, radio, animation and film for over 20 years. Bob Pomann started Pomann Sound in the early 1980's. The company has been located at 2 West 46th Street since its inception, expanding from a one room sky loft to three floors. Selected clients of Pomann Sound include Dairy Queen, Nokia, Verizon, Subway, ESPN and Dunkin'
Donuts.

The 2 West 46th Street property retains approximately 20,000 sq. ft. of unused development rights, a valuable commodity for a potential Fifth Avenue development site bordering the mortgaged property. Adjacent low-rise Fifth
Avenue buildings have approximately 271,000 sq. ft. of development rights, creating the opportunity to ultimately assemble a spectacular corner development site with approximately 150 feet of prime Fifth Avenue frontage.

THE MARKET. Both of the Manhattan Office Portfolio Mortgaged Properties feature office and retail space in the Midtown Manhattan market.

OFFICE. The office inventory for Manhattan totaled approximately 496.7 million
sq. ft. as of the first quarter of 2006. The overall vacancy rate was 6.7% and the average asking rent was $43.54 per sq. ft. Both of the Manhattan Office
Portfolio properties are located within the Midtown office market. The core portion of the Midtown office market is between Third and Eighth Avenues. This market includes residential neighborhoods and cultural attractions and has a diverse commercial tenant base.

As of the first quarter of 2006, the Midtown office market totaled 292.8 million
sq. ft. in 1,521 buildings. Of the total inventory, 202 million sq. ft. was
Class A space, 58.2 million was Class B space and 32.4 million sq. ft. was Class
C space.

The direct vacancy rate in Midtown was 6.0% as of the first quarter 2006.
Vacancy rates have been steadily trending downward from 2003's high of 9.7%. The vacancy rate for Class B space was 5.7%. The average rental rate for Class B buildings was $43.37 per sq. ft.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       48

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017            COLLATERAL TERM SHEET        BALANCE: $106,000,000
2 West 46th Street,         MANHATTAN OFFICE PORTFOLIO     DSCR:    1.16x
New York, NY 10036                                         LTV:     80.36%
--------------------------------------------------------------------------------

The 369 Lexington Avenue property is specifically located within the Grand
Central office submarket where office inventory is comprised of 6.0 million sq.
ft. of Class B space. The overall office vacancy rate for the Grand Central submarket was 7.4%. Class B space within the submarket had a vacancy rate of
6.4%. The average asking rent for the Grand Central market was $50.55 per sq.
ft., the third highest among the 20 Manhattan submarkets. The average quoted rent for Class B space was $40.54 per sq. ft., the fourth highest among the various submarkets.

The appraiser analyzed the 369 Lexington Avenue property's direct competition and a total of 34 buildings totaling 3.7 million sq. ft. were identified. These buildings had a direct vacancy rate of 3.7%. Asking rents for office space in the 369 Lexington Avenue property's submarket range from $28.00 to $46.00 per
sq. ft. with an average of $38.50 per sq. ft.

According to the appraiser, the unadjusted comparable rents for the most comparable and competitive leases exhibit a range from $34.00 to $56.00 per sq.
ft. with an average of $42.89 per sq. ft. The overall average office rent at the
369 Lexington Avenue property is approximately $37.10 per sq. ft., which is approximately 13.5% below the average comparable. Recent leasing activity at the
369 Lexington Avenue property presents a range of $34.00 to $55.00 per sq. ft.
with an average of $41.17 per sq. ft. Considering the property's location and condition, the appraiser concluded market rent for office space at the subject property is $40.00 per sq. ft. for the subject's office space on the 2-12th floors, and $48.00 per sq. ft. for the subject's office space on the 14-27 floors.

The 2 West 46th Street property is specifically located in Midtown Manhattan's
Times Square office submarket, which, as of the third quarter 2006, had a total inventory of nearly 39.4 million sq. ft. The Times Square submarket had a vacancy rate of 5.1% and an average asking rent of $60.65 per sq. ft.

The appraiser analyzed the 2 West 46th Street property's direct competition and a total of 36 buildings totaling 2.1 million sq. ft. were identified. These buildings had direct and overall vacancy rates of 6.0%. Asking rents for office space within this comparable set of buildings ranged from $30.00 per sq. ft. to
$55.00 per sq. ft. with an average of $41.66 per sq. ft. Tenants of the subject pay office rents averaging $45.57 per sq. ft.

RETAIL. Retail rents in the area surrounding the 369 Lexington Avenue property typically range from $106.25 per sq. ft. to $165.75 per sq. ft. The appraiser estimated that current market rent for the mortgaged property's retail space is
$150.00 per sq. ft. The subject's three retail tenants pay rents of $60.45 per
sq. ft., $95.79 per sq. ft., and $110.00 per sq. ft., averaging $69.91 per sq.
ft. which is approximately 54% below market rent.

Retail rents in the 2 West 46th Street property's immediate area typically range from $100 to $110 per sq. ft. Based on rents for comparable space, and the appraiser estimated that current market rent for the 2 West 46th Street property's retail space would be $100 per sq. ft. for the ground floor retail space, $15.00 per sq. ft. for the below-grade basement space and $50.00 per sq.
ft. for mezzanine space. On a blended basis, market rent for the Dollar Program store was estimated at $54.00 per sq. ft. (Dollar Program currently pays rent of
$31.96 per sq. ft.), and market rent for the Arthur Brown Bros. space was estimated at $70.00 per sq. ft. (tenant currently pays rent of $27.00 per sq.
ft.). Overall, the 2 West 46th Street property retail tenants pay rent that is approximately 50.4% below appraisal determined competitive market rents.

PROPERTY MANAGEMENT. The 369 Lexington Avenue property is managed by 369 Lex
Management Corp., a borrower affiliate. The 2 West 46th Street property is managed by 2 West 46th Street Management Corp., a borrower affiliate.

LOCKBOX/CASH MANAGEMENT. The Manhattan Office Portfolio Loan is structured with a soft lockbox. The Manhattan Office Portfolio Loan documents require cash management upon an Event of Default (as such term is defined in the Manhattan
Office Portfolio Loan documents).

RESERVES. At closing, the borrowers deposited (i) $454,032 for taxes and insurance and (ii) $354,233, which amount represents the rent payments for six tenants with free rent periods. Amounts in this reserve will be released to the borrower, incrementally, as each such tenant commences paying rent under its lease. In addition, the Manhattan Office Portfolio Loan documents require the following monthly reserves: (i) tax, in an amount equal to $214,110, (ii)
insurance, in an amount equal to $12,906, (iii) tenant improvement and leasing commissions, in an amount equal to $25,195 and (iv) replacements, in an amount equal to $4,412.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       49

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017            COLLATERAL TERM SHEET        BALANCE: $106,000,000
2 West 46th Street,         MANHATTAN OFFICE PORTFOLIO     DSCR:    1.16x
New York, NY 10036                                         LTV:     80.36%
--------------------------------------------------------------------------------

PARTIAL RELEASE. The Manhattan Office Portfolio Loan documents permit defeasance, in whole but not in part. However, in the event each of the individual Manhattan Office Portfolio properties maintains a DSCR of 1.30x
(based on interest only payments), the borrowers may obtain a release of the cross collateralization structure.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       50

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
369 Lexington Avenue,
New York, NY 10017            COLLATERAL TERM SHEET        BALANCE: $106,000,000
2 West 46th Street,         MANHATTAN OFFICE PORTFOLIO     DSCR:    1.16x
New York, NY 10036                                         LTV:     80.36%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the Securities and
Exchange Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       51

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       52

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002               FIRST CITY TOWER        LTV:         43.26%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       53

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002               FIRST CITY TOWER        LTV:         43.26%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           BCRE
LOAN PURPOSE:                          Refinance
ORIGINAL BALANCE: (1)                  $93,000,000
CUT-OFF DATE BALANCE:                  $93,000,000
% BY INITIAL UPB:                      2.43%
INTEREST RATE:                         6.130%
PAYMENT DATE:                          1st of each calendar month
FIRST PAYMENT DATE:                    September 1, 2006
MATURITY DATE:                         August 1, 2016
AMORTIZATION:                          Interest Only
CALL PROTECTION:                       Lockout for 24 months from the
                                       securitization date, then defeasance is
                                       permitted. On and after February 1,
                                       2016, prepayment permitted
                                       without penalty.
SPONSOR:                               JMB Realty Corporation
BORROWER:                              FC Tower Property Partners, L.P.
ADDITIONAL
   FINANCING:(1)(2)                    $17,000,000 subordinate B-note.
LOCKBOX:                               Hard
INITIAL RESERVES:(3)                   Tax:                 $3,298,256
                                       Ground Rent Escrow   $11,746
MONTHLY RESERVES:(3)                   Tax:                 $366,473
                                       Insurance:           Springing
                                       Replacement:         $22,000.00
                                       Ground Rent:         $11,746
                                       TI/LC:               Springing
--------------------------------------------------------------------------------

(1)  The property also secures a partially funded subordinate B-note in the maximum original principal amount of $17 million. The B-note, including the obligation to make additional advances under the B-note, is not included in the trust. As of the Cut-off Date, the B-note principal balance is
     $3,208,741.73.

(2)  See "Current Mezzanine or Subordinate Indebtedness" herein.

(3)  See "Reserves" herein.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE / SQ. FT.:   $69.75
BALLOON BALANCE / SQ. FT.:             $69.75
CUT-OFF DATE "STABILIZED" LTV:         43.26%
CUT-OFF DATE "AS-IS" LTV:              50.00%
MATURITY DATE "STABILIZED" LTV:        43.26%
MATURITY DATE "AS-IS" LTV:             50.00%
UNDERWRITTEN DSCR:                     2.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION(2)
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:              Single Asset
PROPERTY TYPE:                         Office
COLLATERAL:                            Fee Simple / Leasehold Interest
LOCATION:                              Houston, Texas
YEAR BUILT / RENOVATED:                1980 / 2006
COLLATERAL SQ. FT.:                    1,333,312
PROPERTY MANAGEMENT:                   CB Richard Ellis, Inc.
OCCUPANCY AS OF
   AUGUST 31, 2006:                    85.07%
UNDERWRITTEN NET OPERATING
   INCOME:                             $14,684,657
UNDERWRITTEN NET CASH FLOW:            $13,835,535
STABILIZED APPRAISED VALUE:(3)         $215,000,000
STABILIZED APPRAISED DATE:             January 1, 2008
AS-IS APPRAISED VALUE:                 $186,000,000
AS-IS APPRAISED DATE:                  July 31, 2006
--------------------------------------------------------------------------------

(1)  The property also secures a partially funded subordinate B-note in the maximum original principal amount of $17,000,000. The B-note, including the obligation to make additional advances under the B-note, is not included in the trust. Each of Loan Balance/sq. ft., Balloon Balance/ sq. ft., Cut-off
     Date "Stabilized" LTV, Cut-off Date "As-Is" LTV, Maturity Date "Stabilized"
     LTV, Maturity Date "As-Is" LTV or DSCR, exclude the B-note (including any future advances). The Cut-off Date "Stabilized" LTV, the Cut-off Date
     "As-Is" LTV, the Maturity Date "Stabilized" LTV, the Maturity Date "As-Is"
     LTV and DSCR, inclusive of the funded portion of the B-note are 44.75%,
     51.73%, 44.75%, 51.73% and 2.31x, respectively.

(2)  See "The Property" herein.

(3)  The stabilized appraised value assumes occupancy has stabilized as of the stabilized appraisal date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       54

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002               FIRST CITY TOWER        LTV:         43.26%
--------------------------------------------------------------------------------

                    FIRST CITY TOWER -- MAJOR OFFICE TENANTS

                               NET RENTABLE   % NET RENTABLE            RENT
            TENANT                 SQ. FT.         SQ. FT.     % GPR     PSF    LEASE EXPIRATION   RATINGS (S/F/M)(1)
---------------------------------------------------------------------------------------------------------------------

Vinson & Elkins LLP               524,796          39.4%       50.8%   $12.63     10/31/2021(2)          Not rated
Waste Management Inc.             205,312          15.4        14.9      9.50     12/31/2010            BBB/BBB/Baa3
Enervest Management Partners       47,716           3.6         3.4      9.25      8/31/2010             Not rated
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL/WA:                      777,824          58.3%       69.1%   $11.60
---------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  41,492 square feet expires on July 31, 2008; 27,541 square feet expires on
     December 31, 2008 and 11,274 square feet is month-to-month.

                    FIRST CITY TOWER -- LEASE ROLLOVER(1)(2)

                                                                                                            CUMULATIVE %
             NUMBER OF                            CUMULATIVE   CUMULATIVE % OF                  % OF BASE     OF BASE
  YEAR OF      LEASES     EXPIRING   % OF TOTAL      TOTAL          TOTAL        ANNUAL RENT/      RENT         RENT
EXPIRATION    EXPIRING     SQ. FT.     SQ. FT.      SQ. FT.        SQ. FT.          SQ. FT.      ROLLING      ROLLING
------------------------------------------------------------------------------------------------------------------------

2007              7         17,423        1.3%       17,423           1.3%          $15.61          2.1%         2.1%
2008             12        109,286        8.2       126,709           9.5             5.08          4.2          6.3
2009              7         33,777        2.5       160,486          12.0            13.35          3.5          9.8
2010             17        261,007       19.6       421,493          31.6             9.44         18.9         28.6
2011             12         65,149        4.9       486,642          36.5            13.46          6.7         35.4
2012              2          4,623        0.3       491,265          36.8            13.71          0.5         35.8
2013              4         33,399        2.5       524,664          39.4             6.06          1.5         37.4
2014              3          8,776        0.7       533,440          40.0             9.00          0.6         38.0
2015              1         22,909        1.7       556,349          41.7             5.89          1.0         39.0
2016              3         46,362        3.5       602,711          45.2            14.84          5.3         44.3
2017              3         61,132        4.6       663,843          49.8             7.44          3.5         47.8
2019              1          7,529        0.6       671,372          50.4             9.00          0.5         48.3
2021             19        444,489       33.3     1,115,861          83.7            14.64         49.8         98.1
MTM              15         18,402        1.4     1,134,263          85.1            13.35          1.9        100.0%
Vacant            1        199,049       14.9     1,333,312         100.0%              --           --           --
------------------------------------------------------------------------------------------------------------------------
TOTAL           107      1,333,312      100.0%                                                    100.0%
------------------------------------------------------------------------------------------------------------------------

(1)  The numbers in this chart are based on the actual in-place rent roll, except that with respect to leases scheduled for a rent increase by June 1,
     2007, such numbers are based on the increased rent.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       55

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002                FIRST CITY TOWER       LTV:         43.26%
--------------------------------------------------------------------------------

FIRST CITY TOWER LOAN

THE LOAN. The First City Tower loan is secured by a first priority mortgage on the borrower's fee simple and leasehold interest in a 1,333,312 square foot
Class A office tower in Houston, Texas. The 10-year loan consists of an initial advance of $93,000,000 pursuant to an A-Note, and a partially funded subordinate
B-note, under which additional advances may be funded during a draw period in the aggregate maximum principal amount of $17,000,000 (including the funded portion). The B-note will not be included in the Trust.

THE BORROWER. The borrower, FC Tower Property Partners, L.P., a Texas limited partnership, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by
JMB Realty Corporation ("JMB"). JMB owns, develops, and manages real estate projects throughout North America, including regional malls, hotels, planned communities, and office complexes. Its portfolio includes a number of marquee properties such as the Ritz-Carlton and the Four Seasons in Chicago and MGM
Tower in Los Angeles. JMB was founded in 1968 by Robert Judelson, Judd Malkin, and Neil Bluhm; Mr. Judelson is no longer involved with JMB, but Mr. Malkin remains as chairman and Mr. Bluhm is president. Mr. Bluhm is also one of the principals of Walton Street Capital.

THE PROPERTY. The First City Tower property is a 49-story Class A retail and office building located at 1001 Fannin Street, in the central business district of Houston, Texas. The First City Tower property contains approximately
1,333,312 sq. ft. of net rentable area and a 10-level 2,083 space parking garage
(687,240 sq. ft.).

SIGNIFICANT TENANTS.

The property is approximately 85.1% leased to 56 tenants. Investment grade and other high quality tenants constitute 68.8% (779,987 sq. ft.) of the occupied
NRA and contribute 71.8% of the total base rent from the property. The First
City Tower property is the corporate headquarters for four of the top-5 tenants in the building, and overall, approximately 71% of the occupied NRA serves as corporate headquarters. The three largest tenants are described below:

VINSON & ELKINS LLP (524,796 sq. ft., 39.4% of NRA) From its beginning as a two man partnership in Houston in 1917, Vinson & Elkins LLP ("V&E") has grown to be one of the world's largest energy law firms with offices in Austin, Dallas,
Houston, New York, Washington, Beijing, Dubai, London, Moscow, Shanghai and
Tokyo. The firm is currently ranked in 39th place in The American Lawyer's 2006
AmLaw 100 rankings of U.S. law firms based on revenue, and 48th on the 2006
Global 100 rankings of firms worldwide, with $510,000,000 in gross revenue in fiscal year 2005. In terms of size, the firm is ranked 39th on the National Law
Journal's 2006 NLJ 250 rankings of U.S. firms, with 759 attorneys (as of
9/30/06). V&E's Oil & Gas practice is ranked first in the 2006 edition of
Chambers Global: The World's Leading Lawyers and in 2005, the firm was named
"USA Energy Law Firm of the Year" by Chambers and Partners. The tenant is headquartered at the property.

WASTE MANAGEMENT, INC. (205,312 sq. ft., 15.4% of NRA) Waste Management, Inc.
(NYSE: WMI; F/M/S: BBB/Baa3/ BBB) through its subsidiaries, offers integrated waste management services to commercial, industrial, municipal and residential customers in the United States, Puerto Rico, and Canada. The company manages its operations through six operating Groups, four of which are organized by geographic area and the other two are organized by function. The geographic
Groups include Eastern, Midwest, Southern and Western Groups, and the two
functional Groups are Wheelabrator Group, which provides waste-to-energy services, and the Recycling Group. The company also provides additional waste management services, such as methane gas recovery, portable toilet and fence rentals, and other miscellaneous services. As of December 31, 2005, the firm had revenues of over $13 billion and a net income of approximately $1.1 billion and owned or operated 277 solid waste and six hazardous waste landfills. The tenant is headquartered at the property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       56

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002                FIRST CITY TOWER       LTV:         43.26%
--------------------------------------------------------------------------------

ENERVEST MANAGEMENT PARTNERS (47,716 SF, 3.6% of NRA) EnerVest Management
Partners, Ltd. ("EnerVest") is one of the largest managers of oil and gas assets for institutional investors. The company currently operates approximately 11,000 wells in 10 states: Colorado, Kansas, Louisiana, Michigan, New Mexico, New York,
Ohio, Pennsylvania, Texas and West Virginia. The tenant is headquartered at the property.

THE MARKET. According to Cushman & Wakefield, the Houston-Sugar Land-Baytown
Metropolitan Statistical Area (Houston MSA) consists of ten counties in southeast Texas. With a population of over 5.2 million, the market is the seventh largest Metropolitan Statistical Area in the nation. The city of
Houston, located in central Harris County, is the largest incorporated area within the Houston MSA. The Houston MSA has ranked at the top of U.S. averages in total employment growth over the past ten years. Between 1995 and 2005, the
Houston market experienced an annualized employment growth rate of 1.8%, surpassing a 1.4% average annualized growth rate for the Top 100. Total employment growth in Houston is forecast to average 2.2% annually from 2005 through 2010, besting the Top 100's forecast annual rate of 1.5%.

The Houston metropolitan area, which ranks among the top 10 nationally in total office inventory, contains 151.3 million square feet of office space concentrated primarily in Harris County. Houston's office inventory is geographically segmented into 18 submarkets. Houston's Central Business District
("CBD"), in which the property is located, contains the largest concentration of office space within the region, with 36.1 million square feet, of which 68% or
25 million sq. ft. is Class A space. The area's remaining 17 submarkets are suburban in nature. Containing 115.2 million sq. ft., they constitute Houston's non-CBD market of office space of which the West Loop/Galleria submarket is the largest with 23.5 million sq. ft.

During the past year, Houston's overall office vacancy rate continued to steadily decline. Compared to first quarter 2005, the overall vacancy rate decreased by 1.5 percentage points to 19% according to Cushman & Wakefield.
Several suburban markets showed improvement, including the West Loop/Galleria submarket where overall vacancy rate dropped 4.0% to 16.9%. The amount of available sublease space continued to decline, and by first quarter-end 2006 totaled less than 1.7 million square feet compared to 3.3 million square feet one year earlier.

PROPERTY MANAGEMENT. The property is managed by CB Richard Ellis, Inc.

LOCKBOX/CASH MANAGEMENT. The First City Tower loan has been structured with a hard lockbox and in-place cash management.

RESERVES. At closing, the borrower deposited the sum of (1) $3,298,256.07 into a tax reserve and (2) $11,746.33 into a ground rent escrow reserve.

On a monthly basis, the borrower is required to deposit reserves for (1)
replacements in the amount of $22,000, (2) ground rent in the amount of
$11,746.33 for the purpose of paying the amounts due under the ground lease, and
(3) $366,473 for real estate taxes. The borrower will be required to deposit monthly, 1/12th of the annual amount of the insurance premiums that the lender reasonably estimates will be required to pay for the coverage required pursuant to the loan documents, if, at the lender's option, the policies maintained by the borrower are not approved blanket or umbrella policies or if the borrower has not delivered to the lender evidence of payment of the premiums under such policies. On January 1, 2009 and on each month thereafter through and including
December 1, 2010, the borrower is required to deposit an amount equal to
$300,000 into a reserve account for leasing commissions and tenant improvements with respect to the Waste Management space. When the borrower has entered into one or more new leases with one or more tenants for all (or a substantial portion, as determined in the lender's reasonable discretion) of the space covered by the Waste Management lease, or Waste Management has renewed its lease for all (or a substantial portion, as determined in the lender's reasonable discretion) of the space covered by its lease, all amounts remaining on deposit in the reserve, if any, will be released to the borrower. In addition, certain future advances are required to be deposited into a rollover reserve account for leasing commissions and tenant improvements with respect to the property. See
"Current Mezzanine or Subordinate Indebtedness" below.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The loan documents provide that the lender has an obligation to make one or more future advances, under a partially funded subordinate B-note, in an aggregate amount not to exceed $17 million

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       57

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002              FIRST CITY TOWER         LTV:         43.26%
--------------------------------------------------------------------------------

(including the funded portion). These additional advances will be made during the period from the origination date through November 30, 2007, upon satisfaction of certain conditions, including that: (i) the aggregate amount of the total advances under the First City Tower loan in respect of tenant improvement and leasing commissions that relate the Vinson & Elkins space is
$10,874,579.80 and the aggregate amount of the total advances under the First
City Tower loan in respect of tenant improvement and leasing commissions that relate to renewals of existing leases or leases to new tenants is $6,125,420.20;
(ii) no event of default exists; and (iii) each advance is in a minimum amount of $100,000. Commencing on December 1, 2007, any unfunded portion of the future advances will be funded into the rollover reserve, and will be added to the unpaid principal balance of the B-note. The B-note will be secured by the same collateral that secures the First City Tower Loan and will bear interest at the rate of 6.13% per annum. The B-note, including the obligation to make the future advances evidenced by the B-note, has been initially retained by Barclays
Capital Real Estate Inc. and will not be transferred to the trust.

The holder of the B-note is entitled under certain circumstances to exercise rights generally analogous to the rights of the Controlling Class Representative solely with respect to the First City Tower loan. Such rights include various consent rights with respect to material servicing decisions, a right to appoint or replace the special servicer, a right to cure defaults and an option to purchase the First City Tower loan under certain circumstances. For more information with respect to these rights, see "Description of the Mortgage
Pool--First City Tower Loan Combination" in the free writing prospectus.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

GROUND LEASE. A portion of the property comprising outdoor public space is subject to a ground lease. The current ground lease term expires on April 30,
2077, and the tenant has a termination option effective after April 30, 2045 upon six months prior written notice. The net annual rent payable by the tenant under the ground lease is currently $141,000 and increases $2,400 per year.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       58

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                        TMA BALANCE: $93,000,000
1001 Fannin Street            COLLATERAL TERM SHEET     DSCR:        2.39x
Houston, TX 77002                FIRST CITY TOWER       LTV:         43.26%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       59

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       60

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       61

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                         Bank of America, National Association
LOAN PURPOSE:                        Refinance
ORIGINAL BALANCE:                    $88,500,000
CUT-OFF DATE BALANCE:                $88,500,000
% BY INITIAL UPB:                    2.32%
INTEREST RATE:                       5.6120%
PAYMENT DATE:                        1st of each month
FIRST PAYMENT DATE:                  November 1, 2006
MATURITY DATE:                       October 1, 2011
AMORTIZATION:                        Interest Only
CALL PROTECTION:                     Lockout for 24 months from
                                     securitization date, then defeasance is
                                     permitted. On and after October 1,
                                     2010, prepayment permitted without
                                     penalty.
SPONSOR:                             None
BORROWER:                            Ward Gateway-Industrial-Village, LLC
ADDITIONAL FINANCING:                Future mezzanine debt permitted
LOCKBOX:                             Hard
INITIAL RESERVES:                    None
MONTHLY RESERVES:                    None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE/SQ. FT.:   $340.48
BALLOON BALANCE/SQ. FT.:             $340.48
CUT-OFF DATE LTV:                    67.30%
BALLOON LTV:                         67.30%
UNDERWRITTEN DSCR:                   1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:            Single Asset
PROPERTY TYPE:                       Retail -- Anchored
COLLATERAL:                          Fee Simple
LOCATION:                            Honolulu, Hawaii
YEAR BUILT / RENOVATED:              1944/2005
COLLATERAL SQ. FT.:                  259,928
PROPERTY MANAGEMENT:                 Self-managed
OCCUPANCY AS OF
   SEPTEMBER 25, 2006:               94.68%
UNDERWRITTEN NET OPERATING
   INCOME:                           $6,614,978
UNDERWRITTEN NET CASH FLOW:          $6,312,481
APPRAISED VALUE:                     $131,500,000
APPRAISAL DATE:                      September 18, 2006
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       62

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

                                 ANCHOR TENANTS

                                % OF TOTAL   EXPIRATION     RATINGS       TTM 6/30/2006
TENANTS               SQ. FT.    SQ. FT.        DATE      (S/M/F)(1)     SALES / SQ. FT.
----------------------------------------------------------------------------------------

Sports Authority       42,661     16.4%       1/31/2010      B/NR/NR           $374
Nordstrom Rack         31,943     12.3        8/31/2015     A/Baa1/A-          $646
Office Depot           30,718     11.8       10/14/2008   BBB-/Baa3/NR         $451
Ross Dress for Less    21,302      8.2        1/31/2011     BBB/NR/NR          $504
----------------------------------------------------------------------------------------
TOTAL/WTD. AVG.       126,624     48.7%
----------------------------------------------------------------------------------------

(1)  Standard & Poor's / Moody's / Fitch. Credit ratings are those of the parent company whether or not the parent company guarantees the lease.

                              MAJOR IN-LINE TENANTS

                                     % OF TOTAL       LEASE
TENANT                    SQ. FT.   MALL SQ. FT.   EXPIRATION(1)
----------------------------------------------------------------

Tropic Fish & Vegetable    21,135       8.1%         8/31/2009
Marukai Market Place       13,000       5.0         11/16/2010
Marukai 99 Cent Store      11,313       4.4           9/4/2008
----------------------------------------------------------------
TOTAL/WTD. AVG.            45,448      17.5%
----------------------------------------------------------------

                              BASE       TTM 6/30/2006     RATINGS     TTM 6/30/2006
TENANT                    RENT/SQ. FT.      SALES        (S/M/F)(2)   SALES / SQ. FT.
--------------------------------------------------------------------------------------

Tropic Fish & Vegetable      $14.43        $2,437,060    Not Rated         $482
Marukai Market Place         $21.00        $7,653,308    Not Rated         $ 977(3)
Marukai 99 Cent Store        $12.00        $3,676,925    Not Rated         $325
TOTAL/WTD. AVG.

(1)  With respect to the Tropic Fish & Vegetable lease expiration date, there are three separate leases with various expiration dates as follows: August
     31, 2009 (5,055 square feet), December 31, 2009 (3,000 square feet), June
     30, 2013 (13,080 square feet)

(2)  Standard & Poor's / Moody's / Fitch. Credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)  Figure represented is the annualized amount of sales between November 2005 and June 2006.

                       IN-LINE TENANTS SUMMARY INFORMATION

           TTM (6/30/2006)Sales PSF (WA)      OCC. COST AS %OF SALES (WA)
--------------------------------------------------------------------------------
                      $536                              7.57%

                             LEASE ROLLOVER SCHEDULE

--------------------------------------------------------------------------------------------------------------------------
                                                   CUMULATIVE                                                 CUMULATIVE %
             NUMBER OF    EXPIRING    % OF TOTAL      TOTAL      CUMULATIVE % OF                  % OF BASE    OF BASE
  YEAR OF      LEASES    COLLATERAL   COLLATERAL   COLLATERAL   TOTAL COLLATERAL   ANNUAL RENT/     RENT        RENT
EXPIRATION    EXPIRING     SQ. FT.      SQ. FT.      SQ. FT.         SQ. FT.          SQ. FT.      ROLLING     ROLLING
--------------------------------------------------------------------------------------------------------------------------

2007              8         11,068         4.3%       11,068          4.3%            $14.65          2.5%        2.5%
2008              6         49,039        18.9        60,107         23.1%            $25.54         19.2        21.7%
2009              7         14,755         5.7        74,862         28.8%            $17.35          3.9        25.6%
2010             15         78,591        30.2       153,453         59.0%            $30.01         36.2        61.8%
2011              6         30,402        11.7       183,855         70.7%            $30.37         14.2        75.9%
2013              1         13,080         5.0       196.935         75.8%            $13.20          2.6        78.6%
2015              6         38,631        14.9       235,566         90.6%            $30.10         17.8        96.4%
2016              2          6,934         2.7       242,500         93.3%            $26.37          2.8        99.2%
MTM               3          4,558         1.8       247,058         95.0%            $11.00          0.8       100.0%
Vacant           --         12,870         5.0       259,928        100.0%                --           --          --
--------------------------------------------------------------------------------------------------------------------------
TOTAL:           54        259,928       100.0%                                                     100.0%
--------------------------------------------------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       63

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

THE VICTORIA WARD INDUSTRIAL, GATEWAY & VILLAGE LOAN

THE LOAN. The Victoria Ward Industrial, Gateway & Village Mortgage Loan is an
$88.5 million, five-year fixed rate loan secured by a first mortgage on the
Victoria Ward Industrial, Gateway & Village Borrower's fee simple interest in a
259,928 square foot anchored retail property located in Honolulu, Honolulu
County, Hawaii. The Victoria Ward Industrial, Gateway & Village Mortgage Loan is
interest only for the entire loan term, matures on October 1, 2011 and accrues interest at an annual rate of 5.6120%.

THE BORROWER. The Victoria Ward Industrial, Gateway & Village Borrower is Ward
Gateway-Industrial-Village, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Victoria Ward Industrial, Gateway & Village Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100%
by Victoria Ward, Limited, a Delaware corporation, as the sole member of the
Victoria Ward Industrial, Gateway & Village Borrower. Through a series of intermediate ownership levels, equity ownership of the Victoria Ward Industrial,
Gateway & Village Borrower is eventually held 100% by General Growth Properties,
Inc., a Delaware corporation.

The Victoria Ward Industrial, Gateway & Village Mortgaged Property is held in a newly formed land trust with the Victoria Ward Industrial, Gateway & Village
Borrower as the beneficiary. The fee interest in the Victoria Ward Industrial,
Gateway & Village Mortgaged Property is held by the related land trust which, along with the Victoria Ward Industrial, Gateway & Village Borrower executed the related Deed of Trust.

Founded in 1954, General Growth Properties, Inc. ("GGP") (rated BBB-/Ba2/NR by
S/M/F), a publicly traded Real Estate Investment Trust ("REIT"), is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional mall and community shopping centers located in the United States. GGP is the second largest owner/operator and the largest third party property manager of regional malls in the country. GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants. GGP employs approximately 4,700 people. As of the fiscal year ended December 31,
2005, GGP reported revenue of approximately $3.1 billion, net income of $75.6 million and stockholder equity of $1.9 billion.

THE PROPERTY. The Victoria Ward Industrial, Gateway & Village Mortgaged Property
is located on the Island of Oahu and consists of a fee simple interest in an anchored retail center consisting of three contiguous parcels referred to as
Ward Industrial, Ward Gateway & Ward Village. Ward Industrial, built in phases from 1944 to 1968 and situated on 7.34 acres, consists of a total of 102,269 square feet. Ward Gateway, built in phases from 1962 to 2005 and situated on
5.91 acres, consists of 96,198 square feet of retail space anchored by Sports
Authority and Ross Dress for Less. Ward Village, built in phases from 1960 to
1999 and situated on 2.93 acres, consists of 61,461 square feet of retail space
100% occupied by Nordstrom Rack and Office Depot. The improvements contain a total of 259,928 square feet and are situated on a total of 16.18 acres.

The Victoria Ward Industrial, Gateway & Village Mortgaged Property is part of
Victoria Ward Centers, a premier mixed-use complex containing a total of approximately 1.3 million square feet located on 65 acres, consisting of Ward
Centre, Ward Entertainment Center, Ward Farmers Market and Ward Warehouse in
addition to the three collateral properties. Victoria Ward Centers encompass four city blocks and consists of 122 retail stores, 22 restaurants, a farmers market and a 16-screen theater megaplex.

The Victoria Ward Industrial, Gateway & Village Borrower is generally required at its sole cost and expense to keep the Victoria Ward Industrial, Gateway &
Village Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

SIGNIFICANT TENANTS. The Victoria Ward Industrial, Gateway & Village Mortgaged
Property is 94.68% occupied as of the September 25, 2006 rent roll.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       64

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

THE FOUR ANCHOR TENANTS ARE:

SPORTS AUTHORITY (42,661 square feet, 16.4% GLA, rated B/NR/NR by S/M/F)
operates under a 15-year lease expiring on January 31, 2010. The current rental rate per square foot of $37.80 increases to $39.69 on December 1, 2007. If the
Victoria Ward Industrial, Gateway & Village Borrower and tenant agree and approve on proposed expansion plans, then the term of the lease may be extended by an additional five years. On August 4, 2003, Sports Authority and Gart
Sports, the largest and second largest sporting goods retailers, respectively, completed a merger that created the nation's largest full-line sporting goods chain. The combined company, now known as Sports Authority, operates approximately 400 stores located in 45 states under the Sports Authority and
Gart Sports brand names. On May 3, 2006, Sports Authority announced that the company had completed a going-private transaction. Sports Authority's common stock, formerly traded on the NYSE, is no longer publicly traded. Since Sports
Authority is privately held, no financial information is available. Sports
Authority reported sales per square foot of approximately $354 in 2003, $348 in
2004, $375 in 2005 and $374 in 2006 (June 30, 2006 trailing 12) at the Victoria
Ward Industrial, Gateway & Village Mortgaged Property. Sports Authority has been a tenant at the Victoria Ward Industrial, Gateway & Village Mortgaged Property
since 1994.

NORDSTROM RACK (NYSE: "JWN") (31,943 square feet, 12.3% GLA, rated A/Baa1/A- by
S/M/F) operates under a 15-year lease expiring on August 31, 2015. Of the 31,943 square feet, there exists a storage unit totaling 1,200 square feet with a current rental rate per square foot of $16.80 for which the lease expires on
September 30, 2009. The current rental rate per square feet of $26.50 increases to $27.60 in lease years 11 to 15. There are three five-year options to renew the lease with the rental rate per square foot increasing to $30.36, $33.40 and
$36.74 during the three option periods, respectively. Nordstrom is a specialty fashion retailer. The company offers a large selection of fashion apparel, shoes and accessories for men, women and children. Nordstrom operates 188 stores, including 99 full-line Nordstrom stores, 49 Nordstrom Rack stores, five
Faconnable boutiques, one freestanding shoe store and two clearance stores in the United States and 32 Faconnable boutiques in Europe. Nordstrom employs approximately 51,000 people. As of the fiscal year ended January 28, 2006,
Nordstrom reported revenue of approximately $7.7 billion, net income of $551.3 million and stockholder equity of $2.1 billion. Nordstrom Rack reported sales per square foot of approximately $439 in 2003, $519 in 2004, $607 in 2005 and
$646 in 2006 (June 30, 2006 trailing 12) at the Victoria Ward Industrial,
Gateway & Village Mortgaged Property.

OFFICE DEPOT (NYSE: "ODP") (30,718 square feet, 11.8% GLA, rated BBB-/Baa3/NR by
S/M/F) operates under a ten-year lease expiring on October 14, 2008. The rental rate per square foot of $33.00 is constant during the remaining lease term.
There are two five-year options to renew the lease with the rental rate per square foot to be determined at 90% of fair market, but not less than the rent for the immediately preceding period. Office Depot provides various office products and services worldwide. The company sells an assortment of merchandise, including brand name and private brand office supplies, business machines and computers, computer software, office furniture, and other business-related products and services through its chain of office supply stores. Office Depot also offers printing, reproduction, mailing, shipping and other services through the copy and print centers operated in its stores. The company sells its products and services to customers located in 33 countries through office supply stores, catalogs and call centers, Internet sites, direct mail catalogs, contract sales forces and retail stores, as well as international joint venture and licensing agreements. Office Depot operates 1,071 retail stores in North
America and another 322 stores in other parts of the world. Office Depot employs approximately 23,500 people. As of the fiscal year ended December 31, 2005,
Office Depot reported revenue of approximately $14.3 billion, net income of
$273.8 million and stockholder equity of $2.7 billion. Office Depot reported sales per square foot of approximately $398 in 2003, $401 in 2004, $447 in 2005 and $451 in 2006 (June 30, 2006 trailing 12) at the Victoria Ward Industrial,
Gateway & Village Mortgaged Property.

ROSS DRESS FOR LESS (NASDAQ: "ROST") (21,302 square feet, 8.2% GLA, rated
BBB/NR/NR by S/M/F) operates under a 15-year lease expiring on January 31, 2011.
The current rental rate per square foot of $36.00 increases to $39.00 on
February 1, 2009. Ross Stores is an off-price retailer of branded apparel, accessories, footwear and home fashions for men and women between the ages of 25 and 54, as well as gift items, linens and other home related merchandise. The company also provides maternity, small furniture or furniture accents, educational toys and games, luggage, gourmet food and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       65

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET        BALANCE: $88,500,000
330/340 Kamakee Street       VICTORIA WARD INDUSTRIAL,     DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE          LTV:     67.30%
--------------------------------------------------------------------------------

cookware, sporting goods and fine jewelry. Ross Stores operates 726 Ross Dress for Less stores and 20 dd's Discounts stores. Ross Stores employs approximately
13,000 people. As of the fiscal year ended January 28, 2006, Ross Stores reported revenue of approximately $4.9 billion, net income of $199.6 million and stockholder equity of $836.2 million. Ross Dress For Less reported sales per square foot of approximately $466 in 2003, $485 in 2004, $510 in 2005 and $504
in 2006 (June 30, 2006 trailing 12) at the Victoria Ward Industrial, Gateway &
Village Mortgaged Property. Ross Dress for Less has been a tenant at the
Victoria Ward Industrial, Gateway & Village Mortgaged Property since 1995.

THE MARKET. The Victoria Ward Industrial, Gateway & Village Mortgaged Property
is located approximately one mile southeast of downtown Honolulu and two miles northwest of Waikiki Beach within the Honolulu MSA. Population is approximately
920,000 in the MSA/Honolulu County and 385,000 in Honolulu. Population within a one-, three- and five-mile radius of the subject property is approximately
21,000, 191,000 and 300,000, respectively. Average household income is approximately $73,000 in Honolulu County. Average household income within a one-, three- and five-mile radius of the subject property is approximately
$51,000, $55,000 and $62,000, respectively. The major industry sectors are
Services (46%), Government (20%) and Retail Trade (12%). Tourism plays a major role in the economy. Approximately 7.4 million people visit Hawaii annually.
Major employers in the area include various hospitality operators and the United
States military.

Centrally located between Honolulu's business district and the tourist center of
Waikiki Beach and only a few blocks from Ala Moana Center, the subject property draws both residents and tourists. The immediate neighborhood is a mixture of multifamily, retail, residential and industrial properties.

According to the appraisal, the Mortgaged Property is located in the Oahu retail market, which contains approximately 11.0 million square feet, with an overall occupancy of 97.0%. The Honolulu retail submarket contains approximately 3.1 million square feet with an overall occupancy of 97.9%.

The appraiser identified four retail development/community centers located in the Honolulu MSA as being comparable to the Victoria Ward Industrial, Gateway &
Village Mortgaged Property as follows:

                                COMPETITIVE SET

                                                 DISTANCE FROM
           COMPETITION            SQ. FT.     MORTGAGED PROPERTY                             ANCHORS
--------------------------------------------------------------------------------------------------------------------------------

Aloha Tower Marketplace            165,900   1.2 Miles Northwest   JTB Look, Kapono's at the Pier, Waterfront Cafe
Ala Moana Center                 1,600,000   0.5 Miles Southeast   Sears, Macy's, Neiman Marcus
Kahala Mall                        409,000   4.5 Miles Southeast   Macy's, Barnes & Noble, Star Market, Longs Drugs
Royal Hawaiian Shopping Center     293,000   1.8 Miles Southeast   Hermes, Fendi, Bvlgari, P.F. Chang's, The Cheesecake Factory

PROPERTY MANAGEMENT. The Victoria Ward Industrial, Gateway & Village Borrower
self-manages the Victoria Ward Industrial, Gateway & Village Mortgaged Property
through their General Growth Management ("GGM") entity, which is not subject to a formal Management Agreement. GGM, founded in 1954 and headquartered in
Chicago, currently manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants.

LOCKBOX/CASH MANAGEMENT. The Victoria Ward Industrial, Gateway & Village Loan is
structured with a hard lockbox which allows daily cash sweeps to the Victoria
Ward Industrial, Gateway & Village Borrower unless a cash management period is triggered.

RESERVES. None.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Victoria Ward Industrial,
Gateway & Village Borrower is permitted to incur mezzanine financing prior to the anticipated repayment date upon the satisfaction of the following terms and conditions, including without limitation: (a) no event of default has occurred and is continuing; (b) a permitted mezzanine lender originates such mezzanine financing; (c) the mezzanine lender will have executed an intercreditor agreement in form and substance

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       66

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET         BALANCE: $88,500,000
330/340 Kamakee Street      VICTORIA WARD INDUSTRIAL,       DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE           LTV:     67.30%
--------------------------------------------------------------------------------

reasonably acceptable to the mortgagee and the rating agencies; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Victoria Ward Industrial, Gateway & Village
Mortgage Loan, results in a maximum loan-to-value ratio greater than 75% and a minimum debt service coverage ratio (on an actual basis) less than 1.25x; and
(e) the mortgagee will have received confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of the ratings issued, or to be issued, in connection with a securitization involving the Victoria Ward Industrial, Gateway & Village
Mortgage Loan.

COLLATERAL RELEASE. The Victoria Ward Industrial, Gateway & Village Borrower may
obtain the release of one or more related parcels or outparcels of Victoria Ward
Industrial, Gateway & Village Mortgaged Property (a "Release Parcel"), subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred which is continuing; (ii) such release parcel is not necessary for the operation or use of the Victoria Ward Industrial, Gateway
& Village Mortgaged Property and may be readily separated from the Victoria Ward
Industrial, Gateway & Village Mortgaged Property without a material diminution in value (except in the case of a release relating to an Acquired Anchor Parcel
(as defined below) or an Acquired Industrial Parcel (as defined below), however, the release of an Acquired Industrial Parcel requires the loan-to-value ratio after the release must be less than 67.3% and the debt service coverage ratio after the release must be at least 1.25x); (iii) the Release Parcel has been legally split or subdivided from the remainder of the Victoria Ward Industrial,
Gateway & Village Mortgaged Property, constitutes a separate tax lot and is not necessary for the Victoria Ward Industrial, Gateway & Village Mortgaged Property
to comply with any zoning, building, land use or parking or other legal requirements; (iv) ingress to and egress from all portions of the Victoria Ward
Industrial, Gateway & Village Mortgaged Property remaining after the release must be over physically open and fully dedicated public roads or easements; and
(v) the Release Parcel must be non-income producing and either: (a) vacant and unimproved (or improved only by surface parking areas, utilities or landscaping)
or (b) improved, subject to the mortgagee's express prior written consent (which may be conditioned upon, among other things, delivery of an opinion confirming the REMIC status of a securitization trust that holds the Victoria Ward
Industrial, Gateway & Village Mortgage Loan (except in the case of a release relating to an Acquired Anchor Parcel)).

The substitution of another parcel (a "Substitute Parcel") in conjunction with such a release is permitted subject to the satisfaction of certain conditions, including, but not limited to: (i) the satisfaction of the conditions required for a release with respect to the released parcel; (ii) the Victoria Ward
Industrial, Gateway & Village Borrower delivers to the mortgagee a metes and bounds description of the Substitute Parcel and a survey of the Victoria Ward
Industrial, Gateway & Village Mortgaged Property including the Substitute
Parcel; (iii) the Substitute Parcel will not adversely affect the operation or use of the Victoria Ward Industrial, Gateway & Village Mortgaged Property for
its then current use and that the Substitute Parcel is of reasonably equivalent value to the Release Parcel; and (iv) in the event that the Substitute Parcel is improved, a physical conditions report with respect to the Substitute Parcel
(which report may require additional conditions relating to statements regarding the state or repair of the Substitute Property and plans for demolition and/or plans and covenants with respect to repairs to the Substitute Property).

The Victoria Ward Industrial, Gateway & Village Borrower is permitted to acquire one or more anchor parcels ("Acquired Anchor Parcel") as collateral for the
Victoria Ward Industrial, Gateway & Village Mortgage Loan subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing; (ii) the Victoria Ward Industrial,
Gateway & Village Borrower has acquired a fee simple or leasehold interest to the applicable Anchor Parcel; (iii) delivery to the mortgagee of a copy of the deed or ground lease conveying to the Victoria Ward Industrial, Gateway &
Village Borrower all right, title and fee or leasehold interest, as applicable, in and to the applicable Anchor Parcel; (iv) unless the Anchor Parcel was included in the environmental report received by the mortgagee in connection with the origination of the Victoria Ward Industrial, Gateway & Village Mortgage
Loan, delivery to the mortgagee of a Phase I environmental report of the applicable Anchor Parcel and, if recommended under the Phase I environmental report, a Phase II environmental report or an addendum or supplement to the
Environmental Report delivered to the mortgagee in connection with the closing of the Victoria Ward Industrial, Gateway & Village Mortgage Loan covering the applicable Anchor Parcel; (v) in the event that the applicable Anchor Parcel is improved, a physical conditions report with respect to the applicable Anchor
Parcel (which report may require

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       67

                         $3,517,157,000 (APPROXIMATE)
                                 COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET         BALANCE: $88,500,000
330/340 Kamakee Street      VICTORIA WARD INDUSTRIAL,       DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE           LTV:     67.30%
--------------------------------------------------------------------------------

additional conditions relating to statements regarding the state of repair of the applicable Anchor Parcel and plans for demolition and/or plans and covenants with respect to repairs to the applicable Anchor Parcel).

GGP has the option to redevelop a portion of the Victoria Ward Industrial,
Gateway & Village Mortgaged Property referred to as the "Industrial Property".
In connection with such a redevelopment, the Victoria Ward Industrial, Gateway &
Village Borrower may terminate or elect not to renew any lease. If as a result of terminating leases or not renewing leases the debt service coverage ratio falls below 1.25x, then the Victoria Ward Industrial, Gateway & Village Borrower
must (i) deliver a master lease to the mortgagee and non-consolidation opinion or (ii) without releasing any portion of the Victoria Ward Industrial, Gateway &
Village Mortgaged Property, add certain other property (the "Acquired Industrial
Property") as collateral for the Victoria Ward Industrial, Gateway & Village
Mortgage Loan (provided that the addition of such Acquired Industrial Property must result in a debt service coverage ratio of 1.25x or better and the Victoria
Ward Industrial, Gateway & Village Borrower must provide a rating agency confirmation).

A portion of the Victoria Ward Industrial, Gateway & Village Mortgaged Property
is subject to condemnation (the "Queen Street Taking"). Such portion was not assigned any value by the originator and the Victoria Ward Industrial, Gateway &
Village Borrower will be entitled to receive all proceeds with respect to the
Queen Street Taking.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       68

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
333 Ward Avenue
1020 Auahi Street             COLLATERAL TERM SHEET         BALANCE: $88,500,000
330/340 Kamakee Street      VICTORIA WARD INDUSTRIAL,       DSCR:    1.25x
Honolulu, HI 96814              GATEWAY & VILLAGE           LTV:     67.30%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       69

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       70

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       71

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           GACC
LOAN PURPOSE:                          Refinance
ORIGINAL BALANCE:                      $77,777,777
CUT-OFF DATE BALANCE:                  $77,777,777
% BY INITIAL UPB:                      2.03%
INTEREST RATE:                         5.8000%
PAYMENT DATE:                          1st of each month
FIRST PAYMENT DATE:                    January 1, 2007
MATURITY DATE:                         December 1, 2016
AMORTIZATION:                          Interest Only
CALL PROTECTION:                       Lockout for 24 months from the
                                       securitization date, defeasance is
                                       permitted thereafter. On and after
                                       September 1, 2016 prepayment permitted
                                       without penalty.
SPONSOR:                               James Huelskamp
BORROWER:                              LandValue 77, LLC
ADDITIONAL FINANCING:(1)               Future mezzanine debt
LOCKBOX:                               Hard
INITIAL RESERVES:(2)                   Tax:                     $313,533
                                       Earnout Reserve:         $17,277,777
                                       Theater Rent Reserves:   $230,000
                                       Theater TI Reserves:     $750,000
MONTHLY RESERVES:(2)                   Tax:                     $22,707
                                       Insurance:               $15,204
                                       TI/LC                    $20,058
                                       Replacement:             $6,756
--------------------------------------------------------------------------------

(1)  See "Future Mezzanine or Subordinate Indebtedness" herein.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE / SQ. FT.:   $191.89
BALLOON BALANCE / SQ. FT.:             $191.89
CUT-OFF DATE LTV:(1)                   76.11%
BALLOON LTV:                           76.11%
UNDERWRITTEN DSCR:(1)                  1.37x
--------------------------------------------------------------------------------

(1)  DSCR and LTV ratio is calculated net of the $17,277,777 earnout reserve.
     DSCR and LTV ratio calculated including the earnout reserve is 1.07x and
     97.85%, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:              Single asset
PROPERTY TYPE:                         Retail / Anchored
COLLATERAL:                            Leasehold Interest
LOCATION:                              Clovis, California
YEAR BUILT / RENOVATED:                1989 / 1999 & 2006
COLLATERAL SQ. FT.:                    405,326 sq. ft.
PROPERTY MANAGEMENT:                   LandValue Management LLC
                                       (a borrower affiliate)
UNDERWRITTEN OCCUPANCY AS OF
   OCTOBER 10, 2006:                   87.91%
STABILIZED UNDERWRITTEN NET
   OPERATING INCOME:(1)                $6,832,774
UNDERWRITTEN NET CASH FLOW:(2)         $4,878,602
APPRAISED VALUE:(3)                    $99,840,000
APPRAISAL DATE:                        November 1, 2006
--------------------------------------------------------------------------------

(1)  The stabilized net operating income includes the pro forma income from the new retail and converted theater, per the appraiser's market rent assumptions, with a stabilized 5% vacancy.

(2)  Does not include lease-up of the new 48,827 sq.ft. of retail space currently under construction or the 22,750 sq. ft. movie theater being converted to retail space.

(3)  "As Stabilized" appraised value as further described under "The Property"
     herein. "As Is" appraised value is $79,490,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       72

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

                                 ANCHOR TENANTS

                             % OF TOTAL       LEASE      RATINGS      ANCHOR                        2005
    TENANTS       SQ. FT.   MALL SQ. FT.   EXPIRATION   (S/M/F)(1)     OWNED   YE 2005 SALES   SALES/SQ. FT.
------------------------------------------------------------------------------------------------------------

Sears             116,641       16.9%      10/31/2014   BB/Baa3/BB+     No      $ 23,142,094        $198
Target(2)(3)      102,148       14.8       12/31/2008     A+/A1/A+      Yes       45,251,564        $443
Gottschalk's(2)    92,139       13.4       10/31/2018    Not Rated      Yes       21,102,268        $229
Mervyn's(2)        75,088       10.9        7/31/2019    Not Rated      Yes       18,471,648        $246
------------------------------------------------------------------------------------------------------------
TOTAL             386,016       56.0%                                           $107,967,574
------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are of the parent company whether it guarantees the lease or not.

(2)  Target, Gottchalk's and Mervyn's each own their store and make ground lease payments to the borrower.

(3)  The sq. ft. listed for Target does not include the to be constructed 7,500
     sq. ft. garden center. See "Significant Tenants" herein.

                              MAJOR IN-LINE TENANTS

                                                                                                 2005
                                       % TOTAL MALL      LEASE     BASE RENT /     YE 2005     SALES/SQ.    RATINGS
            TENANT           SQ. FT.      SQ. FT.     EXPIRATION     SQ. FT.        SALES     FT./SCREEN   (S/M/F)(1)
---------------------------------------------------------------------------------------------------------------------

NAC Theater(2)                55,034       8.0%       10/31/2026      $19.68         N/A          N/A      Not Rated
Red Robin Burger & Spirits     8,598       1.2%        5/31/2009      $13.38     $4,387,169    $510.25     Not Rated
Smile Care(2)                  6,612       1.0%       10/31/2007      $11.50         N/A          N/A      Not Rated
New York & Company(3)          6,444       0.9%       12/31/2006      $20.17         N/A          N/A      Not Rated
---------------------------------------------------------------------------------------------------------------------
TOTAL                         76,688
---------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are of the parent company whether it guarantees the lease or not.

(2)  Tenant is not required to report sales figures.

(3)  New York & Company is a moderately-priced women's apparel and accessories company.

                     IN-LINE TENANTS SUMMARY INFORMATION(1)

             2005 SALE PSF(WA)           2005 OCC. COST AS % OF SALES(WA)
--------------------------------------------------------------------------------
                  $271                                  7.8%

(1)  These in-line tenants represent tenants occupying less than 10,000 sq. ft.

                             ROLLOVER SCHEDULE(1)(2)

             NUMBER OF                % OF     CUMULATIVE   CUMULATIVE %                   % OF UW     CUMULATIVE %
  YEAR OF      LEASES    EXPIRING   TOTAL SQ    TOTAL SQ     OF TOTAL SQ     UW BASE        BASE        OF UW BASE
EXPIRATION    EXPIRING    SQ. FT.      FT.         FT.           FT.           RENT     RENT ROLLING   RENT ROLLING
-------------------------------------------------------------------------------------------------------------------

   2006          13        22,759      3.3%       22,759         3.3%      $  397,115        6.0%           6.0%
   2007          17        46,738      6.8        69,497        10.1%         760,302       11.4           17.4%
   2008          10       129,056     18.7       198,553        28.8%         792,695       11.9           29.3%
   2009          11        22,626      3.3       221,179        32.1%         663,320       10.0           39.2%
   2010           5        11,488      1.7       232,667        33.7%         214,212        3.2           42.4%
   2011           2         8,412      1.2       241,079        35.0%         121,768        1.8           44.3%
   2012          12        22,499      3.3       263,578        38.2%         789,015       11.8           56.1%
   2013           1         5,538      0.8       269,116        39.0%          90,823        1.4           57.5%
   2014           3       120,172     17.4       389,288        56.5%         683,368       10.3           67.7%
   2015           0            --      0.0       389,288        56.5%              --        0.0           67.7%
   2016           1         1,631      0.2       390,919        56.7%          30,924        0.5           68.2%
Thereafter        7       261,147     37.9       652,066        94.6%       2,117,778       31.8          100.0%
  Vacant          0        37,535      5.4       689,601       100.0%              --         --             --
-------------------------------------------------------------------------------------------------------------------
  TOTAL:         82       689,601    100.0%                                $6,661,319      100.0%
-------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

(2)  The information in this schedule is based on the assumption that no tenant exercises an early termination option.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       73

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

THE SIERRA VISTA MALL LOAN

THE LOAN. The Sierra Vista Mall Loan is a 689,601 sq. ft. single-level regional mall located on 71 acres in Clovis, Fresno County, California. The Sierra Vista
Mall Loan is secured by (i) the leasehold interest in the land and improvements consisting of 405,326 sq. ft. of retail and theater space, and (ii) the leasehold interest in the land occupied by (and sub-ground lease payments from)
three of the anchor tenants, Target, Gottchalk's and Mervyn's, totaling 284,275
sq. ft. The borrower leases the land under a long-term ground lease that expires in 2028 with eight automatic five-year renewal options. The Sierra Vista Mall
Loan is interest only, matures on December 1, 2016 and accrues interest at a rate equal to 5.8000%.

THE BORROWER. The borrower, LandValue 77, LLC, is a single purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by James H. Huelskamp, an experienced real estate investor and operator whose focus is on retail properties. James
Huelskamp founded, owns and operates LandValue Management LLC, which is a full-service real estate management company. As of October 15, 2005, James
Huelskamp had a net worth of approximately $22.4 million with liquidity of approximately $11.6 million. James Huelskamp is a repeat sponsor of a Deutsche
Bank borrower.

THE PROPERTY. The Sierra Vista Mall property is a 689,601 sq. ft., one-story regional shopping mall located within the city of Clovis, Fresno County,
California. The Sierra Vista Mall property was built in 1989, renovated in 1999 and is currently under renovation. The Sierra Vista Mall property has four anchor tenants: Sears (116,641 sq. ft.; 28.8% of NRA; 8.8% of GPR; parent rated
BB/Baa3/BB+ by S/M/F), Target (102,148 sq. ft.; 3.8% of GPR; A+/A1/A+ by S/M/F),
Gottschalk's Department Store (92,139 sq. ft.; 9.6% of GPR), and Mervyn's
Department Store (75,088 sq. ft.; 1.1% of GPR). As of November 1, 2006
approximately 82 in-line tenants occupy approximately 45% of the NRA and include such national retailers as Waldenbooks (Borders Books), Bath & Body Works,
Footlocker, Payless Shoes, Vitamin World, General Nutrition Center, Famous
Footwear, Victoria's Secret, Carl's Jr., Sunglass Hut, and Payless Shoes.
Current open-air tenants include Red Robin Restaurant, International House of
Pancakes, Starbucks Coffee and Cingular Wireless. The 2005 in-line sales of $271 per sq. ft. is a 10.4% increase over 2004 sales of $246 per sq. ft. In-line sales for 2004 were up 11.1% as compared to sales of $221 per sq. ft. in 2003.
There are four restaurant pad-site tenants who reported 2005 sales ranging from
$311 per sq. ft. to $510 per sq. ft.

The Sierra Vista Mall property is in the process of a renovation that includes the addition of 49,827 sq. ft. of retail space, the conversion of the 22,750 sq.
ft. movie theater into retail space and the construction of a 16-screen, 55,034
sq. ft. movie theater with stadium seating, anticipated to be completed by
January 2007. The "as-stabilized" value is based on completion of the construction projects at the Sierra Vista Mall property.

The Sierra Vista Mall property is bordered by Shaw Avenue to the north,
Gettysburg Avenue to the south, Clovis Avenue to the west and Sierra Vista
Parkway to the east. Shaw Avenue is the major east/west arterial in the area as it provides direct access to the area's major freeways, specifically Highway 99 and the 41 Freeway. In addition, Clovis Avenue is the area's primary north/south arterial. The Sierra Vista Mall property benefits from high visibility and access from the surrounding major roadways. With space for 3,216 vehicles and
5.6 spaces per 1,000 sq. ft. of net rentable area, the Sierra Vista Mall property maintains a parking capacity which is able to effectively sustain the volume of traffic.

SIGNIFICANT TENANTS. The following is a summary of the four anchor tenants at the Sierra Vista Mall property:

SEARS (NASDAQ: SHLD) (116,641 sq. ft.; 28.8% of NRA; 8.8% of GPR; parent rated
BB+/Ba1/BB by S/M/F) offer an array of household, recreational and apparel products in the United States and Canada. As of May 2006, the company operated
3,900 full-line and specialty retail stores in the United States and Canada.
Sears operates under a 15-year lease expiring on October 31, 2014. The lease contains six five-year renewal options. Since Sears pays only percentage rent
(2.5% of sales up to $30 million; 2% of sales between $30 million and $40 million and 1.5% of sales in excess of $40 million), its maximum occupancy cost is approximately 2.5%.

TARGET CORPORATION ("Target") (NYSE: TGT) 102,148 sq. ft.; 3.8% of GPR; rated
A+/A1/A+ by S/M/F) owns its own store improvements and operates under a 20-year sub-ground lease with the borrower expiring December 31, 2008. The sub-ground

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       74

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

lease has six 4-year renewal options. The rental rate per sq. ft. is $2.49 during the initial term of the lease with the rental rate increasing at the first renewal option to $2.62 per sq. ft. and remaining well below market for this space. Target operates general merchandise discount stores in the United
States under the Target and SuperTarget brands, as well as online sales. As of
August 2006, Target operates 1,444 stores in 47 states. Headquartered in
Minneapolis, Minnesota, Target employs 338,000 full time employees and was incorporated in 1902. In mid 2002, Target exercised its right to build a 7,500
sq. ft. garden center at the Sierra Vista Mall property. Target reported sales of $443 per sq. ft. in 2005.

GOTTSCHALKS INC. ("Gottschalks") (NYSE: GOT) (92,139 sq. ft.; 9.6% of GPR) owns its own store improvements and operates under a 30-year sub-ground lease expiring on October 31, 2018. The rental rate of $6.95 per sq. ft. is constant during the lease term. Founded in 1904, Gottschalks is a regional department store offering brand name and private label products. Headquartered in Fresno,
California, as of August, 3, 2006, Gottschalks operated 62 department stores and
6 specialty apparel stores in 6 western states. Gottschalks is the largest independently owned department store chain based in California. In 2005,
Gottschalks had sales of approximately $668.6 million and a one-year net income growth of 178.9%.

MERVYN'S, LLC ("Mervyn's") (75,088 sq. ft.; 1.1% of GPR) owns its own store improvements and operates under a 31-year sub-ground lease expiring on July 31,
2019. The rental rate of $1.01 per sq. ft. is constant for the duration of the lease. The company operates approximately 190 department stores in 10 states. A private equity investment group that includes Sun Capital Partners, Cerberus
Capital Management and Lubert-Adler/Klaff Partners acquired the Mervyn's retail chain from Target in September 2004 for approximately $1.2 billion.

THE MARKET. The Sierra Vista Mall property is located in the City of Clovis,
Fresno County, California. Clovis is situated midway between Los Angeles (222 miles) and San Francisco (184 miles) in the heart of San Joaquin Valley along
Shaw Avenue which is considered the primary east-west commercial corridor in the direct neighborhood.

The Sierra Vista Mall property draws a majority of its patronage from the cities of Clovis and Fresno. For 2006 the population within a one, three and five-mile radius of the Sierra Vista Mall property is projected at 21,176, 103,189 and
247,134, respectively. During the same period, the median household income within a one, three and five-mile radius of the Sierra Vista Mall property was
$54,882, $61,021 and $57,598, respectively. Both population and household income growth for the city of Clovis over the past six years has increased annually by a rate of 4.2% and 4.0%, respectively.

The occupancy of the submarket surrounding the Sierra Vista Mall property has been trending upwards with current occupancy over 90% and occupancy on newer product near 95%. As of October 2006, the Sierra Vista Mall property was 87.91%
occupied.

Surrounding properties have lease rates ranging from $11.52 per sq. ft. to
$21.96 per sq. ft. Anchor tenants at the Sierra Vista Mall property pay rents that range from $1.01 per sq. ft. to $6.95 per sq. ft. with an average of $4.03 per sq. ft. Three of the anchors, Target, Gottschalk's and Mervyn's, own their own stores and pay sub-ground rent of $2.49 per sq. ft, $6.95 per sq. ft, and
$1.01 per sq. ft, respectively. Sears pays only percentage rent currently equal to approximately $5.00 per sq. ft. Except for Sears, which built its store in
1999, all of the anchor tenants have been in occupancy since the center's inception in 1988. The average rent of $3.98 per sq. ft. paid by anchor tenants is 33.7% below the average anchor tenant market rent of $6.00 per sq. ft.

The eleven existing non-anchor tenants of at the Sierra Vista Mall property that occupy less than 1,000 sq. ft. pay rents with an average of $36.58 per sq. ft., almost 4% less than the estimated market rent of $38.00 per sq. ft. Tenants that range in size from 1,000 sq. ft. to 2,999 sq. ft. pay rents with an average of
$26.07 per sq. ft, which is at par with the current estimated market rate of
$22.00 per sq. ft. Tenants that range in size from 3,000 sq. ft. to 4,999 sq.
ft. pay rents at an average of $16.84 per sq. ft. In order to determine market rent for the proposed theater, the appraiser analyzed recent leases on four
California cinemas in the Sierra Vista Mall property competitive set. Lease rates ranged between $15.00 per sq. ft. and $24.96 per sq. ft. The proposed theater lease provides for rent of $20.64 per sq. ft., in the mid-range of market rents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       75

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

                                 COMPETITIVE SET

                                       DISTANCE FROM
        COMPETITION          SQ. FT.      SUBJECT                         ANCHORS
---------------------------------------------------------------------------------------------------

Fresno Fashion Fair          870,900     4.32 miles    Gottschalks, JC Penney, Macy's
Manchester Center            930,806     5.58 miles    Rave, All American Sports Fan
Market Place at River Park   466,000     5.95 miles    Target, Best Buy, Sports Authority, Comp USA

PROPERTY MANAGEMENT. The Sierra Vista Mall Mortgaged Property is managed by
LandValue Management, LLC, an affiliate of the borrower.

LOCKBOX/CASH MANAGEMENT. The Sierra Vista Mall Loan has been structured with a hard lockbox and springing cash management upon the occurrence of an Event of
Default as defined in the Sierra Vista Mall Loan documents.

RESERVES. At closing, the borrower deposited the sum of (i) $313,533 into the
Tax Reserve for the payment of all taxes and assessments, (ii) $230,000 into the
Theater Rent Reserve to cover the theater tenant free rent period and (iii)
$750,000 into the Theater Tenant Improvement Reserve. In addition, each month, the borrower is required to deposit (i) $6,756 into the Replacement Reserve for capital expenditures, (ii) $15,204 into the Insurance Reserve, (iii) $22,707 into the Tax Reserve and (iv) $20,058 into the Tenant Improvement and Leasing
Commission Reserve.

In addition, the Sierra Vista Mall Loan is structured with an Earnout Reserve of
$17,277,777. At closing the borrower deposited cash; however, the Sierra Vista
Mall Loan documents permit the borrower to substitute an acceptable letter of credit. During the first four years of the Sierra Vista Mall Loan term, the
Earnout Reserve may be released to the borrower, in whole or in part, upon the satisfaction of the following conditions: (i) the occupancy of Sierra Vista Mall property is 90% or greater (based on calculations that exclude the 49,827 sq.
ft. of new in-line/shop space and the proposed retail conversion of existing
22,750 sq. ft.) and (ii) a minimum 1.20x DSCR is achieved based on the post-release net loan amount with debt service payments based on a 30-year amortization schedule on income in place and the higher of underwritten or actual expenses.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The owners of direct or indirect interests in the borrower are permitted to obtain a mezzanine loan subject to the satisfaction of certain conditions including that (i) the aggregate DSCR on all indebtedness is at least 1.20x, (ii) the aggregate LTV ratio on all indebtedness is not more than 80%, (iii) the borrower delivers an intercreditor agreement acceptable to the rating agencies and (iv) the terms and conditions of the mezzanine loan are approved by the applicable rating agencies.

GROUND LEASE. The borrower has a leasehold interest in the Sierra Vista Mall property and leases the related land (total of approximately 71 acres) under a long-term ground lease expiring in 2028, with eight automatic 5-year renewal options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       76

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $77,777,777
1050 Shaw Avenue              COLLATERAL TERM SHEET         DSCR:    1.37x
Clovis, CA 93612                SIERRA VISTA MALL           LTV:     76.11%
--------------------------------------------------------------------------------

                                      [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       77

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

                       THIS PAGE INTENTIONALLY LEFT BLANK

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       78

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       79

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                     BCRE
LOAN PURPOSE:                    Refinance
ORIGINAL BALANCE:                $75,500,000
CUT-OFF DATE BALANCE:            $75,500,000
% BY INITIAL UPB:                1.98%
INTEREST RATE:                   6.58%
PAYMENT DATE:                    1st of each month
FIRST PAYMENT DATE:              October 1, 2006
MATURITY DATE:                   September 1, 2011
AMORTIZATION:                    Interest only for the initial 12 months of the
                                 term; thereafter amortizes on a 30-year
                                 schedule.
CALL PROTECTION:                 Lockout for 24 months from the securitization
                                 date, then defeasance is permitted. On and
                                 after June 1, 2011, prepayment permitted
                                 without penalty.
SPONSOR:                         Robert Morgan and Robert Moser
BORROWERS:(1)                    Various
ADDITIONAL FINANCING:            None
LOCKBOX:                         Hard
INITIAL RESERVES:(2)             Immediate Repairs:   $68,113
                                 Environmental:       $17,000
                                 Real Estate Tax:     $274,628
                                 Debt Service:        $2,887,143
                                 Insurance:           $270,606
MONTHLY RESERVES:(2)             Tax:                 $39,872
                                 Insurance:           $30,067
                                 Replacement:         $20,302
                                 Seasonality:         $481,190
--------------------------------------------------------------------------------

(1)  See "The Borrowers" herein.

(2)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN BALANCE/PAD:   $15,547.78
VALUE/PAD:                       $22,452.64
CUT-OFF DATE LTV:                69.25%
BALLOON LTV:                     66.17%
UNDERWRITTEN DSCR:               1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:        Portfolio -- 12 properties
PROPERTY TYPE:                   Manufactured Housing
COLLATERAL:                      Fee Simple
LOCATION:(1)                     Various
YEAR BUILT / RENOVATED:          Various/Various
NUMBER OF PADS(1):               4,856
PROPERTY MANAGEMENT:             Morgan RV Park Management, LLC
OCCUPANCY:(2)                    95.09%
UNDERWRITTEN NET CASH FLOW:      $7,191,742
APPRAISED VALUE:(1)              $109,030,000
APPRAISAL DATE:(1)               Various
--------------------------------------------------------------------------------

(1)  See "The Properties" herein.

(2)  Occupancy is based on the weighted average of the appraiser's economic occupancy for each property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       80

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

THE MORGAN RESORT PORTFOLIO LOAN

THE LOAN. The Morgan Resort Portfolio loan is a $75.5 million, five-year fixed rate loan secured by first mortgages on the borrower's fee simple interests in a portfolio of 12 recreational vehicle ("RV") resort communities containing a total of 4,856 pad sites located in eight states. The Morgan Resort Portfolio loan is interest-only for the initial 12 months of the loan term and thereafter amortizes on a 30-year schedule.

THE BORROWERS. Each borrower is a single-purpose, bankruptcy-remote entity organized in the State of Delaware with at least two (2) independent directors.
Each borrower is wholly owned by (i) Tremont/Morgan RV Park Fund, LLC, a joint venture between Tremont/Morgan, Morgan RV Park Investments, LLC and the Winslow
Family Holdings, LLC or (ii) Robert Morgan and Robert Moser (and families).

The Morgan Resort Portfolio loan is sponsored by Robert Morgan and Robert Moser
(collectively, "Morgan Sponsors"). Mr. Morgan's portfolio includes wholly and partially owned RV parks (20), manufactured housing communities (40), multifamily (17), retail (7), office (5), industrial (5), mini-storage (2), and vacant land (3), hotels (1), medical buildings (1), and mixed use property (1).
His current recreational vehicle resort community portfolio consists of approximately 9,000 RV sites located in 11 states including Florida, New Jersey,
New York, Maine, Massachusetts, New Hampshire, North Carolina, Pennsylvania,
Ohio, Virginia, and Wisconsin.

Mr. Moser's portfolio includes wholly and partially owned RV parks (20), manufactured housing communities (4), multifamily (7), commercial (3), hotel
(1), mini-storage (1) and land (2).

THE PROPERTIES. The Morgan Resort Portfolio is comprised of twelve (12)
recreational vehicle resort communities located in eight different states. The following properties described below are owned by the respective borrowers as tenants-in-common: Buena Vista Resort, Blueberry Hill Resort FL, Coldbrook
Resort and Yogi Jellystone Resort OH. Ten of the properties are rated by
Woodall's Publications Corporation ("Woodall's"), a multi-media publisher producing annual directories, regional monthly publications, a variety of specific-interest books and online publications for various segments of the recreational vehicle and camping consumers. Woodall's is an affiliate of the
Affinity Group, Inc., which serves the North American outdoor and recreational vehicle market through its various campground directories, buyer's guides, consumer magazines, regional publications and web sites, including the online rating service from Woodall's. The Woodall's RV rating system is based on a 1 to
5 rating, with 5 being the best rating for the two categories, namely facilities and recreation.

                              PROPERTY INFORMATION

                                                            ALLOCATED LOAN     APPRAISED      APPRAISAL
      PROPERTY NAME              CITY       STATE    PADS       AMOUNT           VALUE           DATE
---------------------------------------------------------------------------------------------------------

Buena Vista Resort          Buena Vista      NJ       678     $12,850,000    $ 18,750,000    June 7, 2006
Pine Acres Resort           Raymond          NH       418      10,875,000      13,610,000   June 10, 2006
Crystal Lake Resort         Lodi             WI       418       8,000,000      10,000,000    May 17, 2006
Yogi Jellystone Resort OH   Mantua           OH       425       7,450,000       9,350,000    May 17, 2006
Grand Lakes Resort          Orange Lake      FL       409       6,800,000      14,110,000    May 17, 2006
Mountain Pines Resort       Saltlick         PA       885       5,850,000       7,370,000    May 17, 2006
Stonebridge Resort          Maggie Valley    NC       300       4,750,000       6,540,000    May 11, 2006
Three Lakes Resort          Hudson           FL       310       4,550,000       7,410,000    May 17, 2006
Blueberry Hill Resort FL    Bushnell         FL       406       3,950,000       7,110,000    May 17, 2006
Blueberry Resort NJ         Port Republic    NJ       176       3,700,000       5,510,000    June 6, 2006
Coldbrook Resort            Wilton           NY       267       3,400,000       4,390,000    May 16, 2006
Yogi Jellystone Resort NJ   Mays Landing     NJ       164       3,325,000       4,880,000    June 6, 2006
---------------------------------------------------------------------------------------------------------
TOTAL                                               4,856     $75,500,000    $109,030,000
---------------------------------------------------------------------------------------------------------

BUENA VISTA RESORT

The property is a 678-pad recreational vehicle resort community located in Buena
Vista, Atlantic County, New Jersey. Situated on 182.22 acres, the property was completed in 1970 and renovated in 2004. The property consists of annual, seasonal and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       81

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

transient RV pad sites and 65 park model rental pads. The park model units are more permanent structures that are located on pad sites. They typically include a one bedroom and a loft. Each pad comes with an individual electricity, cable and sewer connection. Onsite amenities include a general store, community office, banquet hall, video arcade, laundromat, 40-foot tall waterslide, swimming pool, basketball court, playground, mini-golf course, RV storage, and an antique automobile museum. The property has a 4 rating for facilities and a 5 rating for recreation from Woodall's.

PINE ACRES RESORT

The property is a 418-pad recreational vehicle resort community located in
Raymond, Rockingham County, New Hampshire. Situated on 95.06 wooded acres and was developed in 1970 and renovated in 2004. The sites include 285 seasonal full hookup sites, 117 limited hookup sites, 16 sites with no hookups and 7 rental cabins. Utility hookups include water, electric, septic and cable. The property has water frontage along the Lamprey River, where residents can enjoy fishing, canoeing, and swimming. The property has 2 beaches along the banks of the river and many sites enjoy water views. Structures include an onsite leasing office building with an onsite manager's residence, three apartment units and three shower/lavatory buildings. The property offers a waterslide, a miniature golf course, a skate park, a general store, a restaurant, two recreation halls and a laundry facility. In addition to the river amenities, the subject offers: 2 playground areas, a ball field, a basketball court, two volleyball courts and horseshoe pits. The property has a 4 rating for facilities and a 5 rating for recreation from Woodall's.

CRYSTAL LAKE RESORT

The property is a 418-pad recreational vehicle resort community developed in
1960 and located in Lodi, Columbia County, Wisconsin. The approximate land size is 83 acres, the majority of which is located on a peninsula and surrounded on three sides by 700-acre Crystal Lake. The park contains approximately 175 full hookup pads with the remaining unit mix comprised of 22 overnight RV/camper sites, cabins, mobile home sites, extended stay and permanent RV sites, Yurts (a tent-like cabin), a family cabin, and rental units. Property amenities include a swimming pool, a jacuzzi, watercraft rentals, a volleyball court, a basketball court, skateboard recreation area, a miniature golf course, bike rentals, swimming and beach area on the lakefront and a full service clubhouse with a convenience store. The property has a 4 rating for facilities and a 5 rating for recreation from Woodall's.

YOGI JELLYSTONE RESORT OH

The property is a 425-pad recreational vehicle resort community located in
Mantua, Porttage County, Ohio. The property is located on approximately 209 acres and consists of 310 pads with electrical/water hookups and 115 without the electrical/water hookups. The property was developed in 1950 and last renovated in 2005. In addition, there are 3 apartments, 18 cabins, 7 cottages, 5 park models and 2 suites. Recreation facilities include a 50 acre stocked lake, boat rentals (paddle boats, kayaks, canoes, row boats), a heated outdoor swimming pool, a game room, playgrounds, basketball courts, volleyball pits, picnic pavilions, a miniature golf course and pedal bike rentals. There are daily planned activities, including movies, as well as arts and crafts and Sunday pancake breakfasts. Amenities include a general store that sells camping supplies, a gift shop, a snack bar, a game room, and a coin operated laundry facility. In addition to providing campground facilities and activities, the property is open to the public on an individual or group basis for the day. The subject is rated as one of the 60 finest RV parks in North America by Trailer
Life Directory. In addition, the property has a 5 rating for facilities and a 5 rating for recreation from Woodall's.

GRAND LAKES RESORT

The property is a 409-pad recreational vehicle resort community located in
Orange Lake, Marion County, Florida. The approximate land size is 109.5 acres and includes additional 7 cottages. The property was built in 1990 and renovated in 2003. The cottages come in one or two bedrooms units and are rented daily, weekly or monthly. The pad sites are divided into 230 concrete and 179 grass sites. Amenities at the property include a 9-hole golf course, a pool, horseshoe pits, a bocce ball court, shuffle board courts, additional buildings for a clubhouse and a function hall, banquet style kitchen, a billiards room, a library, a free standing laundry and bath houses. The property also has a Marina area that is wood framed, with a partially covered dock that was built in 1990.
There are 21 covered boat slips available for rent. The property was completed in 2003. The property has a 5 rating for facilities and a 5 rating for recreation from Woodall's.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       82

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

MOUNTAIN PINES RESORT

The property is an 885-pad recreational vehicle resort community located in
Saltlick, Fayette County, Pennsylvania and was built in 1930 and last renovated in 2005. The approximate land area is 87 acres. 320 sites are leased for various terms up to six-months, while 565 sites are utilized by seasonal tenants. Resort amenities include a clubhouse with a function hall and kitchen, game room and library, a lodge building, an on-site manager's office, an in-ground outdoor pool, an indoor pool with hot tub, shuffleboard courts, a chapel, a camp convenience store and laundry, a basketball court, a miniature golf course, lighted tennis courts, lighted volleyball courts, A-frame rental chalets, five rental cabins, multiple bathhouses, RV and boat storage, as well as picnic pavilions. This property is not rated by Woodall's.

STONEBRIDGE RESORT

The property is a 300-pad recreational vehicle resort community located in
Maggie Valley, Haywood County, North Carolina. The property is spread on 18.6 acres of land and was developed in the 1950s and renovated in 2005. The property consists of four permanent buildings that include an office, a staff residence, a community building, a laundry, game room, a common shower building, as well as
5 free-standing wood cabins built over concrete slab foundations. The property has 80 executive pads with 30 and 50 amp electric, phone and cable connections, while 220 pads have none. The executive site mix is comprised of 19 pads with concrete slabs, 46 pads located beside a creek and 15 long pull-through pads.
The property underwent roof renovations on all the permanent buildings last year, the creek side was renovated in 2004, and the pool, electrical wiring throughout the property and sewage were renovated in 2003. Onsite amenities include an office/clubhouse, a pool a basketball court and a community pavilion.
The property has a 3 rating for facilities and a 4 rating for recreation from
Woodall's.

THREE LAKES RESORT

The property is a 310-pad recreational vehicle resort community located in
Hudson, Pasco County, Florida. The property is located on 58.3 acres of land and include 141 park model pads. The property was developed in 2000. The pad sites are divided into a section of RV pad sites on one side of the property and park model pads on the other. There is room on approximately 10 acres of vacant land on which an additional 110 pad sites can be constructed. The gated property is an adults only community, where the preferred age is 33 and over, and is primarily rented annually. Amenities at the property include three man-made lakes, a pool, horseshoe pits, a bocce ball court, shuffleboard courts, a clubhouse and function hall, a banquet style kitchen, a billiards room and bath houses. The property has a 4 rating for facilities and a 3 rating for recreation from Woodall's.

BLUEBERRY HILL RESORT FL

The property is a 406-pad recreational vehicle resort community located in
Bushnell, Sumter County, Florida. The property is located on 40.13 acres and was built in 2001 and renovated in 2003. The pad sites are divided into 98 concrete and 308 grass sites. The majority of the sites are rented seasonally or annually
(40% seasonally and 30% annually), yet only physically occupied for part of the year. Amenities at the property include a pool, horseshoe pits, a bocce ball court, shuffleboard courts, a clubhouse and function hall with a banquet style kitchen, a billiards room, a library, a free standing laundry and shower/bath facilities. The property has a 5 rating for facilities and a 4 rating for recreation from Woodall's.

BLUEBERRY RESORT NJ

The property is a 176-pad recreational vehicle resort community located in Port
Republic, Atlantic County, New Jersey. The property is located on 24.9 acres and was built in 1970 and renovated in 1997. Situated on 24.94 acres, the property consists of 115 seasonal pad sites, 61 transient pad sites, 5 rental trailers, and 2 tent sites. Each pad comes with individual electricity, cable and sewer connections. Community amenities include an office/general store, a recreation center, a laundry room, an in-ground pool and a playground. The property has a 4 rating for facilities and a 4 rating for recreation from Woodall's.

COLDBROOK RESORT

The property is a 267-pad recreational vehicle resort community located in
Wilton, Saratoga County, New York. The property is located on 97 acres and was built in 1980 and renovated in 2006. The sites include 260 full-hookup sites, 7 pull-through sites

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       83

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

and 25 tent sites. Utility hookups include water, electric, septic and cable.
Structures include an onsite leasing office building with a 2-bedroom, 2nd floor apartment, a storage barn, a pavilion building, two laundries and three bathroom buildings. The property offers an outdoor in-ground swimming pool, miniature golf, fishing ponds, a playground, ball fields, a volleyball court, a basketball court, a bocce ball court, horseshoe pits and a convenience store. This property is not rated by Woodall's.

YOGI JELLYSTONE RESORT NJ

The property is a 164-pad recreational vehicle resort community located in Mays
Landing, Atlantic County, New Jersey. The property is located on 18.5 acres and was built in 1967 and renovated in 2002. The property consists of 105 seasonal
RV pad sites and 60 transient RV pad sites. In addition, there are 5 rental trailers, 4 rental cabins, and 3 private residences. Each pad comes with individual electricity, cable and sewer connections. Onsite amenities include an office/general store, a recreation center (5,500 SF), a laundry room, a swimming pool, a basketball court, a playground, a miniature golf course, and RV storage.
The property also offers many family activities and events. The property has a 4 rating for facilities and a 5 rating for recreation from Woodall's.

LOCKBOX/CASH MANAGEMENT. The Morgan Resort Portfolio Loan is structured with a hard lockbox and in-place cash management.

PROPERTY MANAGEMENT. The property is managed by Morgan RV Park Management, LLC, an affiliate of the borrower.

RESERVES. At closing, the borrower deposited the sum of: (1) $274,628 into a tax reserve ("Tax Reserve"), (2) $270,605 into an insurance reserve ("Insurance
Reserve") for the payment of insurance premiums, (3) $68,113 into a required repairs reserves, (4) $17,000 for an environmental reserve to remove a hydraulic lift and provide secondary containment for two gasoline tanks at the Blueberry
Resort New Jersey property and (5) $2,887,143 into a reserve ("Seasonality
Reserve") sufficient to cover six months of debt service on the Morgan Resort
Portfolio Loan.

On a monthly basis, the borrower is required to deposit reserves for: (1) the
Tax Reserve in the amount of 1/12th of the amount the lender reasonably estimates will be required to pay taxes and assessments, (2) the Insurance
Reserve in the amount of 1/12th of the amount the lender reasonably estimates will be required to pay required insurance premiums, (3) capital expenditures in the amount of $20,302 and (4) the Seasonality Reserve, with 50% of the required amount deposited in May for each year and 10% of the required amount deposited each month from June through October. The lender will calculate the annual deposit required to be deposited into the Seasonality Reserve, which will be equal to 125% of all amounts disbursed from the Seasonality Reserve during the preceding 12 months, less the existing Seasonality Reserve balance to replenish the balance to the 125% level.

COLLATERAL RELEASE. After the expiration of the related lockout period and provided that no event of default exists, the borrower may obtain the release of an individual property from the lien of the mortgage and the release of the borrower's obligations under the loan documents with respect to such property through partial defeasance, upon the satisfaction of certain conditions, including without limitation: (a) the amount of the outstanding principal balance of the portion of the Morgan Resort Portfolio loan to be defeased must be at least equal to the Release Price for such property, (b) after giving effect to such release, the loan-to-value ratio for the properties remaining subject to the lien in favor of the lender is not greater than the lesser of (i)
the loan-to-value ratio as of the origination date with respect to all of the properties and (ii) the loan-to-value ratio for the properties subject to the lien in favor of the lender immediately prior to the release, (c) after giving effect to such release, the debt service coverage ratio for the properties remaining subject to the lien in favor of the lender will be equal to or greater than the greater of (i) the debt service coverage ratio as of the origination date or (ii) the debt service coverage ratio immediately prior to the release.
"Release Price", with respect to an individual property, means 115% of the initial Allocated Loan Amount of such individual property.

Provided that no event of default exists, the borrower is also permitted to obtain the release of two parcels of unimproved land, without payment of a release price.

In addition, the loan documents permit the lender to uncross one or more of the individual properties from the cross-default and cross-collateralization provisions of the Morgan Resort Portfolio loan, and to require the borrower to execute a new promissory

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       84

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

note having a principal amount equal to the Allocated Loan Amount for the individual property that is released. The lender is permitted to obtain confirmation in writing from each applicable rating agency that such transfer will not result in a qualification, downgrade or withdrawal of any rating assigned to the Certificates.

COLLATERAL SUBSTITUTION. After the expiration of the related lockout period and provided that no event of default exists, the borrower may obtain a release of the lien of the mortgage encumbering an individual property ("Release Property")
by substituting its interest in a property used primarily for RV parks, like kind and quality acquired by the borrower or an affiliate of the borrower
(individually, a "Substitute Property"). Any such substitution is subject to, without limitation, the following conditions: (a) the Substitute Property must be a property as to which the borrower will hold fee or ground leasehold title free and clear of any lien or other encumbrance except for permitted encumbrances, (b) receipt by the lender of and the applicable rating agencies of an appraisal of the Substitute Property dated no more than 180 days prior to the substitution, indicating an appraised value of the Substitute Property that is at least equal to or greater than the appraised value of the Release Property determined by the lender as of the origination date of the Morgan Resort
Portfolio loan and which supports an aggregate loan-to-value ratio for the properties remaining subject to the lien in favor of the lender not greater than the lesser of (i) the loan-to-value ratio as of the origination date with respect to all of the properties and (ii) the loan-to-value ratio for the properties subject to the lien in favor of the lender immediately prior to the substitution, (c) after giving effect to such substitution, (i) the debt service coverage ratio for the properties remaining subject to the lien in favor of the lender for the 12-month period immediately preceding the substitution will be equal to or greater than (I) the debt service coverage ratio as of the origination date, (II) the debt service coverage ratio for the 12-month period immediately prior to the substitution (including the Release Property and excluding the Substitute Property) and (III) 1.20x; and (ii) the debt service coverage ratio for the Substitute Property for the 12-month period immediately preceding the substitution is equal to or greater than (I) the debt service coverage ratio for the 12-month period immediately prior to the origination date with respect to the Release Property and (II) 1.20x, (d) the applicable
Allocated Loan Amount of such individual property when added to the Allocated
Loan Amounts of all properties released prior to or simultaneously with such individual property is no greater than 25% of the original principal amount of the Morgan Resort Portfolio loan during the term of the loan, and (e) the lender must have received written confirmation from the Rating Agencies to the effect that such release and substitution will not result in a withdrawal, qualification or downgrade of the ratings, then in effect for the Certificates.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       85

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $75,500,000
                              COLLATERAL TERM SHEET         DSCR:    1.25x
                             MORGAN RESORT PORTFOLIO        LTV:     69.25%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       86

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

                                    [PHOTOS]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       87

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                      GACC
LOAN PURPOSE:                     Acquisition
ORIGINAL BALANCE:                 $70,000,000
CUT-OFF DATE BALANCE:             $70,000,000
% BY INITIAL UPB:                 1.83%
INTEREST RATE:                    5.6500%
PAYMENT DATE:                     1st of each month
FIRST PAYMENT DATE:               November 1, 2006
MATURITY DATE:                    October 1, 2016
AMORTIZATION:                     Interest Only
CALL PROTECTION:                  Lockout until October 1, 2008, then prepayment
                                  permitted with yield maintenance. On July 1,
                                  2016 prepayment permitted without penalty.
SPONSOR:                          Cornerstone Real Estate Advisors, LLC
BORROWER:                         Scottsdale 101 Retail, LLC
ADDITIONAL FINANCING:             None
LOCKBOX:                          Soft, springing hard
INITIAL RESERVES:                 None
MONTHLY RESERVES:(1)              Ground Rent:   $59,385
                                  Tax:           Springing
                                  Insurance:     Springing
                                  TILC:          Springing
--------------------------------------------------------------------------------

(1)  See "Reserves" herein.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF LOAN BALANCE / SQ. FT.:   $120.38
CUT-OFF BALANCE / SQ. FT.:        $120.38
BALLOON BALANCE / SQ. FT.:        $120.38
CUT-OFF LTV:                      58.82%
BALLOON LTV:                      58.82%
UNDERWRITTEN DSCR:                1.84x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET / PORTFOLIO:         Single Asset
PROPERTY TYPE:                    Retail-Anchored
COLLATERAL:                       Leasehold Interest
LOCATION:                         Phoenix, Arizona
YEAR BUILT / RENOVATED:           2003 / NA
COLLATERAL SQ. FT.:               581,486
PROPERTY MANAGEMENT:              Westcor Partners, LLC
UNDERWRITTEN OCCUPANCY AS OF
   SEPTEMBER 5, 2006:             98.28%
UNDERWRITTEN NET OPERATING
   INCOME:                        $7,665,300
UNDERWRITTEN NET CASH FLOW:       $7,365,016
APPRAISED VALUE:                  $119,000,000
APPRAISAL DATE:                   September 27, 2006
--------------------------------------------------------------------------------

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       88

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

                                 TOP-10 TENANTS

                                                            UW BASE
                                  % OF TOTAL      LEASE      RENT /   TTM 7/31/2006    TTM 7/31/2006      RATINGS
        TENANT          SQ. FT.     SQ. FT.    EXPIRATION   SQ. FT.       SALES       SALES / SQ. FT.   (S/M/F)(1)
------------------------------------------------------------------------------------------------------------------

EXPO Design Center(2)   101,375      17.4%      1/31/2034    $   --     $35,600,000     $        351    AA/Aa3/AA
Harkins Theatres         66,966      11.5%      6/26/2018     14.00       9,992,643     $    713,760(3) Not Rated
Sports Authority         41,175       7.1%      1/31/2014     13.13    Not Reported     Not Reported    Not Rated
Babies 'R' Us            37,415       6.4%      1/31/2013      4.57    Not Reported     Not Reported    Not Rated
Bed, Bath & Beyond       35,000       6.0%      1/31/2014     12.50    Not Reported     Not Reported    Not Rated
Circuit City             34,613       6.0%      1/31/2019     14.00      16,600,000     $        480    Not Rated
Ethan Allen              25,000       4.3%      2/28/2025      7.20       1,155,000     $         46    A-/Baa2/NR
Borders Books            22,000       3.8%      1/31/2019     18.00    Not Reported     Not Reported    Not Rated
Razmataz                 18,000       3.1%     12/31/2013     17.00       6,258,725     $        348    Not Rated
Petco                    15,000       2.6%      1/31/2015     15.96       1,981,450     $        132    Not Rated
------------------------------------------------------------------------------------------------------------------
TOTAL:                  396,544      68.2%                   $12.51     $71,587,818
------------------------------------------------------------------------------------------------------------------

(1)  Credit ratings are for the parent company whether it guarantees the lease or not.

(2)  EXPO Design Center and the National Bank of Arizona prepaid their rent for their respective lease terms to the previous owner of the Scottsdale 101 property who, in turn, used this prepaid rent to prepay a portion of the rent due under the ground lease.

(3)  Sales per screen. Harkins has 14 screens at the Scottsdale 101 property.

                     IN-LINE TENANTS SUMMARY INFORMATION(1)

 TTM (JULY 200O6) SALES/SQ. FT. (WA)(2)(3)   CC. COST AS % OF SALES (WA)(1)(2)
--------------------------------------------------------------------------------
                   $306                                    5.7%

(1)  These in-line tenants represent all tenants occupying less than 10,000 sq.
     feet.

(2)  Excludes tenants reporting partial year sales figures.

(3)  Excludes Harkins Theatres which has sales of $713,760 per screen.

                              ROLLOVER SCHEDULE(1)

                                                                                                       CUMULATIVE %
             NUMBER OF                           CUMULATIVE   CUMULATIVE                % OF UW BASE    OF UW BASE
  YEAR OF      LEASES    EXPIRING   % OF TOTAL      TOTAL     % OF TOTAL     UW BASE        RENT           RENT
EXPIRATION    EXPIRING    SQ. FT.     SQ. FT.      SQ. FT.      SQ. FT.       RENT         ROLLING        ROLLING
-------------------------------------------------------------------------------------------------------------------

   2006           1         1,260       0.2%         1,260        0.2%     $   41,376        0.5%           0.5%
   2007           1           982       0.2          2,242        0.4%         34,896        0.4%           0.9%
   2008           8        20,743       3.6         22,985        4.0%        799,046        9.5%          10.4%
   2009           9        17,163       3.0         40,148        6.9%        600,780        7.2%          17.6%
   2010           2         3,212       0.6         43,360        7.5%        114,924        1.4%          19.0%
   2013           7        66,542      11.4        109,902       18.9%        919,762       11.0%          30.0%
   2014           8       100,999      17.4        210,901       36.3%      1,631,704       19.5%          49.4%
   2015           4        43,946       7.6        254,847       43.8%        839,586       10.0%          59.4%
   2016           3        12,772       2.2        267,619       46.0%        505,657        6.0%          65.5%
  Beyond         13       303,882      52.3        571,501       98.3%      2,894,605       34.5%         100.0%
  Vacant         --         9,985       1.7        581,486      100.0%             --         --             --
-------------------------------------------------------------------------------------------------------------------
  TOTAL:         56       581,486     100.0%                               $8,382,337
-------------------------------------------------------------------------------------------------------------------

(1)  The information in this schedule is based on the assumption that no tenant exercises an early termination option.

THE SCOTTSDALE 101 LOAN

THE LOAN. The Scottsdale 101 Loan is secured by a first mortgage on the borrower's leasehold interest in a 581,486 sq. ft. power shopping center located on the border of Phoenix and Scottsdale in Phoenix, Arizona. The borrower leases the land under a long-term ground lease that expires in 2098. The Scottsdale 101
Loan matures on October 1, 2016 and accrues interest at an annual rate of
5.6500%. The Scottsdale 101 property was acquired by the borrower in June 2006 for a purchase price of $117.6 million from Macerich Co. / Westcor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       89

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

THE BORROWER. The Scottsdale 101 borrower, Scottsdale 101 Retail, LLC, is a
Delaware limited liability company, single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by Cornerstone Real Estate Advisers, LLC ("Cornerstone"). Cornerstone
is a wholly-owned subsidiary of MassMutual, operating independently like other
MassMutual subsidiaries such as Oppenheimer Funds, Babson Capital Management LLC and Tremont. Cornerstone, founded in 1994, manages over $6.0 billion of assets.
Cornerstone's clients include major public and corporate pension plans and university endowments and foundations.

THE PROPERTY. The Scottsdale 101 property is a 581,486 sq. ft. power shopping center constructed in 2003, anchored by a 101,375 sq. ft. EXPO Design Center along with in-line shops and pad buildings located on an approximately 70 acre parcel of land. There is one vacant pad site and a two-tenant pad building which is currently under construction. The Scottsdale 101 property is occupied by 56 retail tenants. Ten of the 56 tenants are considered major/anchor tenants and together such tenants occupy 68.2% of the net rentable area and contribute 44.1%
of the gross potential rental income. The Scottsdale 101 property is located at the southwest corner of Scottsdale Road and Loop 101/Pima Freeway at the gateway of the planned 2,200-acre Palisene commercial and residential master-planned community. The Scottsdale 101 property is located on the boundary of the cities of Phoenix and Scottsdale where it is situated to serve the affluent residents of the Northeast Valley.

SIGNIFICANT TENANTS. The Scottsdale 101 property is currently 98.28% occupied by
56 tenants. Excluding the EXPO Design Center, the weighted average rent for the ten major/anchor tenants is $12.51 per sq. ft.

THE THREE LARGEST TENANTS ARE:

EXPO DESIGN CENTER (NYSE: HD) (101,375 sq. ft., 17.4% of NRA, rated AA/Aa3/AA by
S/M/F) operates under a 30-year, 11-month lease expiring on January 31, 2034.
The EXPO Design Center has prepaid its rent for 30 years in the amount of
$4,772,727. This payment was in turn used by the previous owner to prepay a portion of the rent due under the ground lease on Scottsdale 101 property. The
EXPO Design Center is a Home Depot Company that offers design and installation services and carries luxurious and innovative brands. Focused on the
"Buy-it-yourself" clientele, the EXPO Design Center stores offer products that range from specialty order lighting, flooring, bath design and hardware, kitchen design and appliances, decor and patio. In each of the 34 EXPO Design Center stores, customers are also offered complete project management for the design and planning of decorating and remodeling projects. EXPO Design Center reported sales at the Scottsdale 101 property per sq. ft. of approximately $351 per sq.
ft. in the trailing twelve months as of July 2006.

HARKINS THEATRES ("Harkins") (66,966 sq. ft., 14 screens, 11.5% of NRA) operates under a 15-year lease expiring June 26, 2018. The rental rate per sq. ft. of
$14.00 remains constant during the initial term of the lease. There are three five-year extension options to renew the lease with the rental rate per sq. ft.
increasing to $15.12, $16.33 and $17.64 during the three lease renewal periods, respectively. Harkins is a privately owned and operated regional movie theater chain with locations in Arizona, Colorado, Oklahoma, and Texas. The company grew from a single theater in 1933 to 326 screens today in 26 locations. Constructed in 2003, Harkins is a 14 screen, 600 seat multiplex. The Harkins Theater reported sales of $713,760 per screen for the trailing twelve months ending July
2006.

SPORTS AUTHORITY (41,175 sq. ft., 7.1% of NRA) operates under a 10-year, 7-month lease expiring January 31, 2014. The rental rate per sq. ft. of $13.13 increases to $14.37 in February 2009 for the remainder of the initial term. There are three 5-year options to renew the lease with the rental rate per sq. ft.
increasing to $15.85, $17.34, $18.83 during the three lease renewal periods, respectively. Sports Authority is the largest U.S. sporting goods chain with nearly 400 stores in 45 states and sells sports equipment, general merchandise, shoes and apparel. Senior managers of Sports Authority, together with an investor group led by Leonard Green & Partners, took the company private in
2006. Sports Authority does not report sales for its location at the property.

THE MARKET. The Scottsdale 101 property is located in Maricopa County within the greater Phoenix area, approximately 12 miles north of Scottsdale and 16 miles northeast of downtown Phoenix in the heart of the Northeast Valley. The area is surrounded by mountains, the Sonoran Desert, golf courses, resorts and luxury homes. North Scottsdale is an affluent suburb of Phoenix with high visibility and easy accessibility to the off-ramp of the Loop 101 highway. The highly trafficked North

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       90

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

Scottsdale area has emerged as a retail hub for this quadrant of the Phoenix
Metro area. The Scottsdale 101 Auto Collection which features luxury automobiles that include Porsche, Jaguar, VW, BMW, Land Rover and Aston Martin, is adjacent to the Scottsdale 101 property. Additionally, a Whole Foods anchored shopping center which is scheduled to open in 2007, is adjacent to the property. Macerich
Company reports that the estimated 2006 average household income for the 3 mile,
5 mile and 10 mile radius is $107,257, $101,654, and $95,860, respectively.
Correspondingly, the population for the 3 mile, 5 mile and 10 mile radius is
49,629, 165,212 and 493,377, respectively.

The Phoenix-Mesa-Scottsdale MSA has been among the most active retail markets in the country and is primarily composed of strip and convenience centers, as well as neighborhood, community, and regional shopping malls. Large population growth over the past decade, accompanied by strong employment growth, have created tremendous demand for new housing, which has stimulated retail development, especially in high-growth areas such as North Scottsdale, Mesa, and Chandler, and now areas to the West, Northwest, and Southwest of the Scottsdale 101
property.

According to CB Richard Ellis, as of the third quarter of 2006, the
Phoenix-Mesa-Scottsdale retail market has approximately 124.8 million sq. ft. of retail space with an overall occupancy rate of 95.14%. The third quarter of 2006 average rental rate for the Phoenix-Mesa-Scottsdale retail market is $18.37 per
sq. ft. The Scottsdale 101 property is located in the North Scottsdale submarket which, as of the third quarter of 2006, had approximately 13.6 million sq. ft.
of retail space and an overall occupancy rate of 97.11%. The third quarter of
2006 average rental rate for the North Scottsdale submarket is $19.08 per sq.
ft. which is based on an average anchor rental rate of $14.14 per sq. ft. and an in-line rental rate of $23.79 per sq. ft. According to the appraiser, the North
Scottsdale submarket area has been fairly strong over the past four years, mirroring regional trends in terms of new construction, vacancy, and strong net absorption trends. As of September 5, 2006, the Scottsdale 101 property was
98.28% occupied and had an overall average rental rate of $14.67 per sq. ft.

The appraiser identified seven regional malls/shopping centers located in the
Phoenix-Mesa-Scottsdale MSA as being comparable to the Scottsdale 101 property:

                                 COMPETITIVE SET

       COMPETITION           SQ. FT.    DISTANCE FROM SUBJECT                             ANCHORS/MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------

Desert Ridge Market Place   1,200,000   3.7 miles northwest     Albertson's, AMC Theatres, Kohls, Marshalls Mega Store, Target
                                                                Greatland
The Promenade                 735,801   1.8 miles south         The Great Indoors, Linen's N Things, Lowes Home Improvement
Kierland Commons              450,000   2.4 miles south         Barnes & Nobles, Crate & Barrel
Scottsdale Town Center        301,800   4.0 miles southeast     Albertson's, Ross Dress for Less, Target, TJ Maxx
Sonora Village                248,340   4.0 miles southeast     Best Buy, Organized Living, Staples Office Supply, United Artists
                                                                Theatre
Northsight Crossing           150,000   4.0 miles southeast     Gold's Gym
Tatum Point                   304,000   3.5 miles southeast     Wal-Mart, Basha's Supermarket

The appraiser determined the competitive set yields an average rental rate of
$28.11 per sq. ft. and an average occupancy of 98.04%. In the aggregate, the competitive market (inclusive of the subject) contains a total NRA of approximately 3.4 million sq. ft. By comparison, the Scottsdale 101 property has a total occupancy of 98.28%.

PROPERTY MANAGEMENT. The Scottsdale 101 property is managed by Westcor Partners,
LLC ("Westcor"), a management company owned by The Macerich Company
("Macerich"). Macerich is a self-administered and self-managed real estate investment trust that is involved in the acquisition, ownership, development, management and leasing of regional and community shopping centers located throughout the United States. Westcor sold Scottsdale 101 in June 2006 to
Cornerstone while retaining the management position. Macerich is a dominant retail player in the Phoenix market as a result of its 2002 acquisition of
Westcor Properties, the leading shopping center owner and developer in Phoenix.

LOCKBOX/CASH MANAGEMENT. The Scottsdale 101 Loan has been structured with a soft lockbox that will spring hard upon an Event of Default (as defined in the
Scottsdale 101 Loan documents) or during a DSCR Trigger Period (each, a "Trigger
Event"). The Scottsdale 101 Loan documents require cash management upon the occurrence of a Trigger Event.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       91

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                SCOTTSDALE 101             LTV:     58.82%
--------------------------------------------------------------------------------

RESERVES. The Scottsdale 101 Loan documents require monthly ground rent reserves in an amount equal to one-twelfth of the annual ground rent due. In addition, during a Trigger Period the borrower will be required to make monthly escrow deposits into the (i) Tax and Insurance Reserves, in an amount equal one-twelfth of the annual amounts due, (ii) Rollover Reserve, in an amount equal to $48,333, and (iii) Replacement Reserve, in an amount equal to $4,836.

A "DSCR Trigger Period" occurs when the DSCR is less than 1.10x based on a trailing 12-month cash flow.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Permitted.

GROUND LEASE. The Scottsdale 101 property is subject to a 99-year ground lease from the State of Arizona that expires June 29, 2098. Ground rent payments are due annually and are being reserved on a monthly basis pursuant to the
Scottsdale 101 Loan documents. The ground rent payments adjust annually based on a schedule provided in the ground lease. EXPO Design Center and the National
Bank of Arizona prepaid their rent for their respective lease term to the previous owner of the Scottsdale 101 property who, in turn, used this prepaid rent to prepay a portion of the rent due under the ground lease to the State of
Arizona.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       92

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

--------------------------------------------------------------------------------
                                                            BALANCE: $70,000,000
7000 East Mayo Boulevard      COLLATERAL TERM SHEET         DSCR:    1.84x
Phoenix, AZ 85054                 SCOTTSDALE 101            LTV:     58.82%
--------------------------------------------------------------------------------

                                     [MAP]

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

                                       93

                          $3,517,157,000 (APPROXIMATE)
                                  COMM 2006-C8

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (SEC File No. 333-130390) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange
Commission web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-503-4611 or by email to the following address: blake.catlett@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

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